UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

(Amendment No.)

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MEETME, INC.

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MeetMe, Inc.

100 Union Square Drive

New Hope, Pennsylvania 18938

Dear Stockholders:

We accomplished a great deal in 2016. We are on pace for record revenue, net income, and adjusted EBITDA. MeetMe traffic is at an all-time high, and we continue to set new chat records. Our growing CPMs and ARPU reflect the continuing strength of our highly sought after mobile audience.

In 2016, we improved our recommendation engine and launched Discuss to facilitate discussions around interests that we know our users share. We also closed our acquisition of Skout. We believe the combination dramatically expands our scale while furthering our mission of creating the largest global service for meeting and chatting with new people. Our mobile portfolio now connects more than eight million monthly users around the world.

In my last letter to you, we touted our achievement of one million mobile daily active users and 25 million daily chats. Today, combined with Skout, we have over two million mobile active users and 60 million daily chats.

Presently, we are hard at work on an exciting video product, which we expect to begin to roll out by the end of Q1 of 2017. Video is fast becoming a critical part of the social-mobile landscape, and we believe it will become an increasingly important part of our apps as well. We believe we are well positioned to integrate our core social networking experience with live broadcasting services to create products that delight our users and keep them coming back. We also believe video provides new possibilities for monetization via both in-app purchasing and advertising.

In addition to video, we are hard at work integrating Skout. By the end of Q1 of 2017, we anticipate supporting seamless chat across the two networks. We intend to display MeetMe users inside of the Skout app and Skout users inside the MeetMe app. By increasing the density of users worldwide, we believe we will increase retention and engagement and benefit from natural network effects.

We transformed the business in 2016, dramatically increasing traffic, revenue, net income, and shareholder value. As I look into 2017, I see the most promising product pipeline yet. MeetMe is poised to continue delivering shareholder value by executing on our mission of creating the largest global service for meeting and chatting with new people.

Sincerely,

Geoff Cook

Chief Executive Officer

November 21, 2016

MeetMe, Inc.

100 Union Square Drive

New Hope, Pennsylvania 18938

Telephone: (215) 862-1162

To The Stockholders of MeetMe, Inc.:

We are pleased to invite you to attend the 2016 Annual Meeting of the Stockholders of MeetMe, Inc., which will be held at 10:00 a.m. on December 16, 2016 at the offices of our outside legal counsel Morgan, Lewis & Bockius LLP located at 1701 Market Street, Philadelphia, Pennsylvania 19103, for the following purposes:

1.	To elect five members to our Board of Directors;

2.	To hold an advisory vote to approve our named executive officer compensation as disclosed in this proxy statement;

3.	To ratify the appointment of RSM US LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2016;

4.	To approve an amendment and restatement of our 2012 Omnibus Incentive Plan; and

5.	To transact such other business that may properly come before the meeting.

MeetMe, Inc.’s Board of Directors has fixed the close of business on October 25, 2016 as the record date for a determination of stockholders entitled to notice of, and to vote at, this Annual Meeting or any adjournment thereof.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of the Stockholders to Be Held on December 16, 2016: This Proxy Statement and the 2015 Annual Report on Form 10-K are available at: https://www.proxyvote.com/

If You Plan to Attend

Registration and seating will begin at 9:30 a.m. Shares of common stock and preferred stock can be voted at the Annual Meeting only if the holder is present in person or by valid proxy.

For admission to the Annual Meeting, each stockholder may be asked to present valid picture identification, such as a driver’s license or passport, and proof of stock ownership as of the record date, such as the enclosed proxy card or a brokerage statement reflecting stock ownership. Cameras, recording devices and other electronic devices will not be permitted at the meeting.

If you do not plan on attending the meeting, please vote your shares via the Internet, by phone or by signing and dating the enclosed proxy and return it in the business envelope provided. Your vote is very important.

By the Order of the Board of Directors

/s/ SPENCER RHODES
Spencer Rhodes
Chairman of the Board

Dated: November 21, 2016

Whether or not you expect to attend in person, we urge you to vote your shares at your earliest convenience. This will ensure the presence of a quorum at the meeting. Promptly voting your shares via the Internet, by phone or by signing, dating, and returning the enclosed proxy card will save MeetMe, Inc. the expenses and extra work of additional solicitation. An addressed envelope for which no postage is required if mailed in the United States is enclosed if you wish to vote by mail. Submitting your proxy now will not prevent you from voting your shares at the meeting if you desire to do so, as your proxy is revocable at your option. Your vote is important, so please act today!

Cautionary Note Regarding Forward Looking Statements

Certain statements in this Proxy Statement may be considered to be “forward-looking statements” as that term is defined in the U.S. Private Securities Litigation Reform Act of 1995. In particular, these forward-looking statements include, among others, statements about, whether we will achieve record revenue, net income and adjusted EBITDA; the continuing strength of our highly sought after mobile audience; whether our combination with Skout will expand our scale while furthering our mission of creating the largest global service for meeting and chatting with new people; whether and when we will begin to roll out our video product; whether our video product will become an important part of our apps; whether we are well positioned to integrate our core social networking experience with live broadcasting services; whether video provides new monetization possibilities; whether and when we will support seamless chat across our MeetMe and Skout networks; whether increasing user density will increase user retention and engagement; our plans regarding product development and enhancements and our expectations regarding profitability. The words “believe,” “may,” “estimate,” “continue,” “anticipate,” “intend,” “should,” “plan,” “could,” “target,” “potential,” “is likely,” “expect,” and similar expressions, as they relate to us, are intended to identify forward-looking statements.  We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our financial condition, results of operations, business strategy and financial needs.  These forward-looking statements speak only as of the date of this Proxy Statement; we assume no obligation to, and do not necessarily intend to, update these forward-looking statements. Important factors, uncertainties and risks that may cause actual results to differ materially from these forward-looking statements are contained in the Risk Factors set forth on the Form 10-K for the year ended December 31, 2015 and the Current Report on Form 8-K filed on October 4, 2016.

TABLE OF CONTENTS

VOTING	4

PROPOSAL 1. ELECTION OF DIRECTORS	8

CORPORATE GOVERNANCE	10

PRINCIPAL STOCKHOLDERS	15

EXECUTIVE OFFICERS	17

EXECUTIVE COMPENSATION	18

RELATED PERSON TRANSACTIONS	49

PROPOSAL 2. ADVISORY VOTE ON EXECUTIVE COMPENSATION	50

PROPOSAL 3. RATIFICATION OF THE APPOINTMENT OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2015	51

PROPOSAL 4. AMENDMENT AND RESTATEMENT OF OUR 2012 OMNIBUS INCENTIVE PLAN	54

OTHER MATTERS	69

EXHIBIT A AMENDED AND RESTATED 2012 OMNIBUS INCENTIVE PLAN	A-1

MeetMe, Inc.

100 Union Square Drive

New Hope, Pennsylvania 18938

Telephone: (215) 862-1162

2016 ANNUAL MEETING OF THE STOCKHOLDERS

PROXY STATEMENT

VOTING

 Why am I receiving these materials?

These proxy materials are being sent to the holders of shares of the voting stock of MeetMe, Inc., a Delaware corporation, (referred to in this proxy statement as MeetMe, we, our, us or the Company) in connection with the solicitation of proxies by our Board of Directors (the “Board”) for use at the 2016 Annual Meeting of Stockholders to be held at 10:00 a.m. on December 16, 2016 at the offices of our outside legal counsel Morgan, Lewis & Bockius LLP located at 1701 Market Street, Philadelphia, Pennsylvania 19103. The proxy materials relating to the Annual Meeting are first being mailed to stockholders entitled to vote at the meeting on or about November 21, 2016. A copy of our Annual Report on Form 10-K for the year ended December 31, 2015 has been mailed concurrently with this Proxy Statement.

Who is Entitled to Vote?

MeetMe’s Board has fixed the close of business on October 25, 2016 as the record date for a determination of stockholders entitled to notice of, and to vote at, this Annual Meeting or any adjournment thereof. On the record date, there were 58,811,746 shares of common stock outstanding, which class is voting stock. Each share of MeetMe’s common stock represents one vote that may be voted on each matter that may come before the Annual Meeting.

What is the Difference Between Holding Shares as a Record Holder and as a Beneficial Owner?

If your shares are registered in your name with our transfer agent, Action Stock Transfer, you are the “record holder” of those shares. If you are a record holder, these proxy materials have been provided directly to you by MeetMe.

If your shares are held in a stock brokerage account, a bank or other holder of record, you are considered the “beneficial owner” of those shares held in “street name.” If your shares are held in street name, these proxy materials have been forwarded to you by that organization. As the beneficial owner, you have the right to instruct this organization on how to vote your shares.

Who May Attend the Meeting?

Record holders and beneficial owners may attend the Annual Meeting. If your shares are held in street name, you will need to bring a copy of a brokerage statement or other documentation reflecting your stock ownership as of the record date.

How Do I Vote?

Record Holder

1.	Vote by Internet. The website address for Internet voting is on your proxy card.
2.	Vote by phone. Call 1 (800) 690-6903 and follow the instructions on your proxy card.
3.	Vote by mail. Mark, date, sign and mail promptly the enclosed proxy card (a postage-paid envelope is provided for mailing in the United States).
4.	Vote in person. Attend and vote at the Annual Meeting.

Beneficial Owner (Holding Shares in Street Name)

1.	Vote by Internet. The website address for Internet voting is on your vote instruction form.
2.	Vote by mail. Mark, date, sign and mail promptly the enclosed vote instruction form (a postage-paid envelope is provided for mailing in the United States).
3.	Vote in person. Obtain a valid legal proxy from the organization that holds your shares and attend and vote at the Annual Meeting.

If you vote by Internet or phone, please DO NOT mail your proxy card.

Is My Vote Confidential?

Yes, your vote is confidential. Only the following persons have access to your vote: election inspectors, individuals who help with processing and counting your votes and persons who need access for legal reasons. If you write comments on your proxy card, your comments will be provided to MeetMe, but how you vote will remain confidential.

What Constitutes a Quorum?

To carry on the business of the Annual Meeting, we must have a quorum. Our Bylaws provide that a majority of the outstanding shares of each class or series of voting stock then entitled to vote, present in person or represented by proxy, constitutes a quorum. Shares owned by MeetMe are not considered outstanding or considered to be present at the Annual Meeting. Broker non-votes (because there are routine matters presented at the Annual Meeting) and abstentions are counted as present for the purpose of determining the existence of a quorum.

All actions taken by the holders of a majority of the votes cast on a proposal, excluding abstentions, shall be the act of the stockholders, and when approval of a class or series is required the affirmative vote of the majority of the votes cast on a proposal, excluding abstentions, by the holders of shares of such class or series shall be the act of such class or series.

What is a Broker Non-Vote?

If your shares are held in “street name,” you must instruct the broker or such other nominee as to how to vote your shares by following the instructions that the broker or other nominee provides to you. Brokers usually offer the ability for stockholders to submit voting instructions by mail by completing a vote instruction form, by telephone or over the Internet. If you do not provide instructions to your broker or other nominee, your shares will not be voted on any proposal on which your broker or other nominee does not have discretionary authority to vote. This is called a “broker non-vote.” Brokers will not have discretionary authority to vote on Proposal 1 (election of directors), Proposal 2 (advisory vote on compensation of Named Executive Officers) and Proposal 4 (amendment and restatement of our 2012 Omnibus Incentive Plan).

Important Rule Affecting Beneficial Owners Holding Shares In Street Name

Brokers may no longer use discretionary authority to vote shares on the election of directors if they have not received instructions from their clients. Please submit your vote instruction form so your vote is counted.

Which Proposals are Considered “Routine” or “Non-Routine”?

Proposal 3 is routine and Proposals 1, 2 and 4 are non-routine.

How are Abstentions Treated?

An abstention occurs when a stockholder attends a meeting, either in person or by proxy, but specifically indicates an abstention from voting on one or more of the proposals. If you submit a proxy card or provide proxy instructions to your broker or other nominee and affirmatively elect to abstain from voting, your proxy will be counted as present for the purpose of determining the presence of a quorum for the meeting, but will not be voted at the Annual Meeting. Abstentions only have an effect on the outcome of any matter being voted on that requires a certain level of approval based on our total voting stock outstanding. Thus, abstentions do not have any effect on any of the proposals.

How Many Votes are Needed for Each Proposal to Pass and is Broker Discretionary Voting Allowed?

Proposal	Vote Required	Broker Discretionary Vote Allowed
(1) Election of Directors	The votes cast for a nominee’s election must exceed the votes cast against such nominee.	No
(2) Say-on-pay	The affirmative vote of the holders of a majority of the votes cast.	No
(3) Appointment of the Independent Registered Public Accounting Firm	The affirmative vote of the holders of a majority of the votes cast.	Yes
(4) Amendment and Restatement of Company’s 2012 Omnibus Incentive Plan	The affirmative vote of the holders of a majority of the votes cast.	No

What Are the Voting Procedures?

In voting by proxy with regard to the election of directors, you may vote for all nominees, against all nominees, or against specific nominees. With regard to the other proposals, you may vote for the proposal or against the proposal, or you may abstain from voting on the proposal. You should specify your respective choices on the accompanying proxy card or your vote instruction form.

Is My Proxy Revocable?

You may revoke your proxy and reclaim your right to vote up to and including the day of the Annual Meeting by giving written notice to the Corporate Secretary of MeetMe, Inc., by delivering a proxy card dated after the date of the proxy or by voting in person at the Annual Meeting. All written notices of revocation and other communications with respect to revocations of proxies should be addressed to: MeetMe, Inc., 100 Union Square Drive, New Hope, Pennsylvania 18938, Attention: Corporate Secretary, or by facsimile to (215) 933-6882.

Who is Paying for the Expenses Involved in Preparing and Mailing this Proxy Statement?

All of the expenses involved in preparing, assembling and mailing these proxy materials and all costs of soliciting proxies will be paid by MeetMe. In addition to the solicitation by mail, proxies may be solicited by our officers and other employees by telephone or in person. Such persons will receive no compensation for their services other than their regular salaries. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of the shares held of record by such persons, and we may reimburse such persons for reasonable out of pocket expenses incurred by them in so doing.

What Happens if Additional Matters are Presented at the Annual Meeting?

Other than the items of business described in this Proxy Statement, we are not aware of any other business to be acted upon at the Annual Meeting. If you grant a proxy, the persons named as proxy holders, Messrs. Geoffrey Cook and David Clark, will have the discretion to vote your shares on any additional matters properly presented for a vote at the Annual Meeting. If for any reason any of our nominees is not available as a candidate for director, the persons named as proxy holders will vote your proxy for such other candidate or candidates as may be nominated by the Board.

What is “Householding” and How Does it Affect Me?

Record holders who have the same address and last name will receive only one copy of their proxy materials, unless we are notified that one or more of these record holders wishes to continue receiving individual copies. This procedure will reduce our printing costs and postage fees. Stockholders who participate in householding will continue to receive separate proxy cards.

If you are eligible for householding, but you and other record holders with whom you share an address, receive multiple copies of these proxy materials, or if you hold MeetMe stock in more than one account, and in either case you wish to receive only a single copy of each of these documents for your household, please contact our transfer agent, Action Stock Transfer (in writing: Ms. Justeene Blankenship, Action Stock Transfer Corp., 7069 S. Highland Dr., Suite 300, Salt Lake City, UT 84121; or by telephone: (801) 274-1088; or by facsimile: (801) 274-1099).

If you participate in householding and wish to receive a separate copy of these proxy materials, or if you do not wish to continue to participate in householding and prefer to receive separate copies of these documents in the future, please contact Action Stock Transfer as indicated above. Beneficial owners can request information about householding from their brokers, banks or other holders of record.

Do I Have Dissenters’ (Appraisal) Rights?

Appraisal rights are not available to MeetMe stockholders with any of the proposals described above to be brought before the Annual Meeting.

Can a Stockholder Present a Proposal To Be Considered at the 2017 Annual Meeting?

If you wish to submit a proposal to be considered at the 2017 Annual Meeting, the following is required:

 ●         For a stockholder proposal to be considered for inclusion in MeetMe’s Proxy Statement for the 2017 Annual Meeting, our Corporate Secretary must receive the written proposal no later than July 24, 2017, which is 120 calendar days prior to the anniversary date this Proxy Statement was mailed to stockholders in connection with the 2016 Annual Meeting. Such proposals also must comply with SEC regulations under Rule 14a-8 regarding the inclusion of stockholder proposals in company sponsored materials.

 ●         For a stockholder proposal that is not intended to be included in MeetMe’s Proxy Statement under Rule 14a-8, our Corporate Secretary must receive the written proposal no earlier than June 24, 2017, which is 150 calendar days prior to the anniversary date this Proxy Statement was mailed to stockholders in connection with the 2016 Annual Meeting and no later than July 24, 2017, which is 120 calendar days prior to the anniversary date this Proxy Statement was mailed to stockholders in connection with the 2016 Annual Meeting. Your notice must contain the specific information set forth in our Bylaws.

 ●         Additionally, you must be a record holder at the time you deliver your notice to the Corporate Secretary and be entitled to vote at the 2017 Annual Meeting.

 ●         For a stockholder nomination to the Board of Directors to be considered for inclusion in MeetMe’s Proxy Statement for the 2017 Annual Meeting, our Corporate Secretary must receive the written notice of the nomination no earlier than June 24, 2017, which is 150 calendar days prior to the anniversary date this Proxy Statement was mailed to stockholders in connection with the 2016 Annual Meeting and no later than July 24, 2017, which is 120 calendar days prior to the anniversary date this Proxy Statement was mailed to stockholders in connection with the 2016 Annual Meeting. Your notice must contain the specific information set forth in our Bylaws. These requirements are separate from and in addition to requirements that a stockholder must meet in order to have a stockholder proposal included in our proxy statement as described above.

A nomination or other proposal will be disregarded if it does not comply with the above procedures. All proposals and nominations should be sent to MeetMe, Inc., Attention: Corporate Secretary, 100 Union Square Drive, New Hope, Pennsylvania 18938.

The Board Recommends that Stockholders Vote “For” each of the nominees in Proposal No. 1 and “For” Proposals No. 2, 3 and 4.

PROPOSAL 1.  ELECTION OF DIRECTORS

The Board of Directors proposes the election of the following nominees as directors:

●	Jean Clifton
●	Geoffrey Cook
●	Ernesto Cruz
●	Spencer Rhodes
●	Jason Whitt

All of the above persons serve on our Board, have been nominated for election this year and have agreed to serve if elected.

A nominee for director shall be elected if the votes cast for such nominee’s election exceed the votes cast against such nominee. If a nominee becomes unavailable for election before the Annual Meeting, the Board can name a substitute nominee and proxies will be voted for such substitute nominee unless an instruction to the contrary is written on the proxy card. Furthermore, we may appoint an additional person to our Board before the Annual Meeting. The principal occupation and certain other information about the nominees and our executive officers are set forth on the following pages.

The Board recommends a vote “For” the election of the nominated slate of directors.

Board of Director Nominees

Jean Clifton, age 55, has served as a director of the Company since June 2013. Ms. Clifton joined Compassion-First Pet Hospitals (f/k/a Veterinary Specialists of North America, LLC) upon its formation in July 2014 as the company’s Chief Financial Officer. Ms. Clifton also performs consulting services through Platinum Strategic Partners, LLC, a financial and operations consulting firm she founded in 2006. Ms. Clifton served as the Chief Financial Officer of WestwoodOne (f/k/a Dial Global, Inc.) from June 2012 through January 2014 after completing the sale of the company and post-sale integration work. From July 1986 through June 2006, Ms. Clifton worked for Journal Register Company, a New York Stock Exchange listed company, and its predecessor companies, in various capacities in the U.S. and Europe, including as President and Chief Operating Officer from 2005 to 2006 and Executive Vice President, Chief Financial Officer and Treasurer from 1989 to 2005 and served on the board of directors of the company. Ms. Clifton has held Chief Financial Officer/Chief Accounting Officer positions at Readers’ Digest and three MidOcean Partners portfolio companies (Penton Media from 2008 through 2010, Olympus Media and Jones & Frank). Ms. Clifton was selected to serve on our Board because of her financial experience.

Geoffrey Cook, age 38, has served as a director the Company and Chief Executive Officer of the Company since March 2013. Mr. Cook served as Chief Operating Officer of the Company from November 2011 through March 2013. Mr. Cook was appointed to the Board in connection with the merger of Quepasa and Insider Guides, Inc., which we refer to as “myYearbook.” Mr. Cook co-founded myYearbook where he served as Chief Executive Officer from 2005 until its merger with Quepasa in 2011. During his tenure at myYearbook, Mr. Cook grew myYearbook to profitability and $30+ million revenue with 100 employees. Mr. Cook previously founded EssayEdge and ResumeEdge while a student at Harvard University in 1997 and sold them to the Thomson Corporation in 2002. Mr. Cook serves as a director pursuant to his employment agreement with the Company.

Ernesto Cruz, age 59, has served as a director of the Company since November 2007. Since October 2007, Mr. Cruz has served as the managing partner of Advanzer de Mexico S.A. de C.V. a consulting and audit firm. From March 2002 until October 2007, he was the Managing Partner for the Monterrey and Northeast Mexican offices of Deloitte & Touche, an international accounting firm. Mr. Cruz served as the Managing Partner for the Monterrey and Northeast Mexican offices of Arthur Anderson from April 1997 through March 2002. Mr. Cruz is a Certified Public Accountant in Mexico. Mr. Cruz was selected to serve on our Board because of his extensive knowledge in accounting and auditing and his service on the boards of directors of large companies in Mexico.

 Spencer Rhodes, age 38, has been the non-Executive Chairman of the Board since July 6, 2016 and has served as a director of the Company since April 2013. Mr. Rhodes is the Alternative Investments Global Business Manager of Allianz Global Investors, an investment management firm, where he has worked since July of 2013. Prior to that, Mr. Rhodes was the Chief Operating Officer and Head of Business Development for Tradewinds Investment Management LP, also an investment management firm. Mr. Rhodes was affiliated with Tradewinds Investment Management LP from January 2008 to June 2013. Before that Mr. Rhodes was a Vice President with BlackRock Investment Management from 2004 until 2008. Mr. Rhodes also was an angel investor and board observer for myYearbook, one of MeetMe’s predecessor companies. Mr. Rhodes has served as a director of Sierra Molecular Corporation, a private biotechnology corporation, since 2011. Mr. Rhodes was selected to serve on our Board because of his investment experience and his experience with emerging companies.

Jason Whitt, age 44, has served as a director since August 2014. Since March 2015, Mr. Whitt has been the Senior Vice President of Corporate, Business, and Channel Development for Serviz, Inc., an on-demand home services company for booking and buying home repair services online. He was the Senior Vice President of Corporate and Business Development of ReachLocal, Inc., an online marketing software and services company, a position he held since joining ReachLocal from March 2011 to February 2015. From June 2005 through February 2011, Mr. Whitt was a Venture Capital Investor for VantagePoint Venture Partners, where he focused on investments in Internet/digital media, cloud delivered software & services, mobile, consumer-oriented technology and healthcare IT. From September 2000 through May 2005, Mr. Whitt was responsible for acquisitions, venture investing, and corporate strategy for Cisco Systems’ Corporate Business Development group, where he led numerous transactions involving communications software and applications, enterprise collaboration, mobile/wireless, Internet/digital media, and consumer technology companies. Mr. Whitt was selected to serve on our Board because of his investment experience and his experience with technology companies.

There are no family relationships between any of our directors and/or executive officers.

Corporate Governance

Board Responsibilities and Structure

The Board oversees, counsels, and directs management in the long-term interest of MeetMe and its stockholders. The Board’s responsibilities include establishing broad corporate policies, monitoring risk, and reviewing the overall performance of MeetMe.

Board Committees and Charters

The Board and its committees meet throughout the year on a set schedule, hold special meetings, and act by written consent from time to time as appropriate. The Board delegates various responsibilities and authority to its Board committees. Committees regularly report on their activities and actions to the Board. The Board currently has, and appoints the members of the Executive Committee, the Audit Committee, the Compensation Committee and the Nominating and Governance Committee, which we refer to as the “Governance Committee.”  The Audit Committee, the Compensation Committee and the Governance Committee each have a written charter approved by the Board. We post each charter on our website at www.meetmecorp.com/investors/governance. The following table identifies the independent and non-independent current Board and committee members:

Name	Independent	Executive	Audit	Compensation	Governance
Jean Clifton	✔	Chairman	✔
Geoffrey Cook		✔
Ernesto Cruz	✔		Chairman	✔	✔
Spencer Rhodes	✔	✔		Chairman
Jason Whitt	✔		✔		Chairman

The Board held 10 meetings in 2015. MeetMe does not have a policy with regard to directors’ attendance at annual meetings. One director attended the 2015 Annual Meeting. In 2015, the Executive Committee did not hold any meetings, the Audit Committee held seven meetings, the Compensation Committee held three meetings and the Governance Committee did not hold any meetings.

Independence

As required by the rules of the NASDAQ Stock Market LLC (“NASDAQ”), a majority of the members of our Board must qualify as “independent,” as affirmatively determined by our Board. The Board has determined that Ms. Clifton and Messrs. Cruz, Rhodes and Whitt are independent directors in accordance with the listing rules of NASDAQ. The Board has determined that all of the members of the Compensation Committee are independent in accordance with the listing rules of NASDAQ and all of the members of the Audit Committee are independent in accordance with the independence standards for audit committees under the listing rules of NASDAQ.

Executive Committee

With the exception of amending the Certificate of Incorporation, recommending matters to stockholders (other than electing or removing directors) and adopting, amending or repealing bylaws, the Executive Committee has all of the powers of the Board. We use the Executive Committee for less important matters that require Board approval. We hold regular quarterly in person Board meetings and expect to continue that practice.

Audit Committee

The Audit Committee assists the Board in its general oversight of our financial reporting, internal control, and audit functions, and is responsible for the appointment, retention, compensation, and oversight of the work of our independent registered public accounting firm. Our Board has determined that each Audit Committee member has sufficient knowledge in reading and understanding our financial statements to serve on the Audit Committee. All of the Audit Committee members are independent in accordance with NASDAQ rules.

The Board has determined that Mr. Cruz is qualified as an “audit committee financial expert” as that term is defined by the applicable rules of the SEC and NASDAQ and in compliance with the Sarbanes-Oxley Act of 2002. This designation does not impose any duties, obligations or liabilities that are greater than the duties, obligations and liabilities imposed by being a member of the Audit Committee or of the Board.

Compensation Committee

The Compensation Committee is responsible for assisting the Board in discharging its duties with respect to the compensation of MeetMe’s directors and executive officers. The Compensation Committee reviews the performance of our directors and executive officers in achieving corporate goals and objectives and seeks to ensure that the directors and officers are compensated appropriately in a manner consistent with our business strategies, competitive practices and the requirements of applicable regulatory authorities. The Compensation Committee determines salaries, bonuses and other matters relating to compensation of the executive officers of MeetMe. The Compensation Committee also approves the compensation of our non-employee directors and reports it to the full Board. The Chief Executive Officer, with the exception of a meeting determining his compensation, may be present at meetings during which compensation is under review and consideration but may not vote. All of the Compensation Committee members are independent in accordance with the NASDAQ rules.

Nominating and Corporate Governance Committee

The responsibilities of the Governance Committee include the identification of individuals qualified to become Board members, the selection or recommendation to the Board of nominees to stand for election as directors, the oversight of the selection and composition of committees of the Board, establish procedures for the nomination process including procedures and the oversight of the evaluations of the Board and management. The Governance Committee has not established a policy with regard to the consideration of any candidates recommended by stockholders since no stockholders have made any recommendations. If we receive any stockholder recommended nominations, the Governance Committee will carefully review the recommendation(s) and consider such recommendation(s) in good faith. All of the Governance Committee members are independent.

In fulfilling its responsibilities, the Governance Committee considers the following factors in reviewing possible candidates for nomination as a director of MeetMe:

(i)	the appropriate size of our Board and its committees;
(ii)	the perceived needs of our Board for particular skills, background and business experience;
(iii)

diversity, including social media and Internet experience, public company experience, finance background, reputation, and business experience of nominees compared to those already possessed by other members of our Board;

(iv)	nominees’ independence from management; and
(v)	the applicable regulatory and listing requirements, including independence requirements and legal considerations.

The Governance Committee will consider persons recommended by stockholders if such stockholders follow the timelines and procedures set forth in the Company’s Bylaws and as set forth in this proxy statement under the heading “Can a Stockholder Present a Proposal To Be Considered at the 2017 Annual Meeting.” If any materials are provided by a stockholder in connection with the nomination of a director candidate, such materials are forwarded to the Governance Committee.

The Governance Committee periodically reviews and monitors MeetMe’s corporate governance guidelines to assure that they reflect best practices and are appropriate for MeetMe and to assist the Board in achieving such best practice. Additionally, the Governance Committee periodically reviews and monitors, with the assistance of management and outside counsel, applicable regulatory requirements relevant to MeetMe’s corporate governance guidelines to assure compliance therewith.

Board Policy Regarding Voting for Directors

MeetMe has implemented a vote standard in the election of directors whereby the affirmative vote of the shares voting in favor of the candidate must exceed the number of shares voting in opposition of the candidate. In addition, MeetMe’s Bylaws require that following election or re-election, each director is required to promptly tender a resignation, which shall be effective upon the director failing to receive the required vote for re-election at the next meeting at which such directors are up for re-election.

Board Diversity

While we do not have a formal policy on diversity, the Governance Committee considers as one of the factors the diversity of the composition of our Board and the skill set, background, reputation, type and length of business experience of our Board members as well as a particular nominee’s contributions to that mix. Although there are many other factors, the Governance Committee seeks to attract individuals with social media and Internet experience. Additionally, we seek individuals with experience on public company boards, finance, marketing expertise and international background.

Board Structure

MeetMe has chosen not to combine the Chief Executive Officer and Board Chairman positions. The Board believes that it is prudent governance to separate these two functions so that the Chairman of the Board can serve as a check and balance to the Chief Executive Officer and so that the Board can exercise a strong, independent oversight function.

Board Assessment of Risk

The Board is actively involved in the oversight of risks that could affect MeetMe. This oversight is conducted primarily through the Audit Committee, but the full Board has retained responsibility for general oversight of risks. The Audit Committee considers and reviews with our independent public accounting firm and management the adequacy of our internal controls, including the processes for identifying significant risks and exposures, and elicits recommendations for the improvements of such procedures where desirable. In addition to the Audit Committee’s role, the full Board is involved in oversight and administration of risk and risk management practices by overseeing members of senior management in their risk management capacities. Members of our senior management have day-to-day responsibility for risk management and establishing risk management practices, and members of management are expected to report matters relating specifically to the Audit Committee directly thereto, and to report all other matters directly to the Board as a whole. Members of our senior management have an open line of communication to the Board and have the discretion to raise issues from time-to-time in any manner they deem appropriate, and management’s reporting on issues relating to risk management typically occurs through direct communication with directors or committee members as matters requiring attention arise. Members of our senior management regularly attend all or portions of the Board’s regularly scheduled meetings, and make presentations to the Board on financial and operational matters, which presentations often include a discussion of risks related to our business.

Presently, the primary risks affecting MeetMe are our ability to attract and retain users, and to monetize those users. The Board focuses on these key risks at each meeting and actively interfaces with management on seeking solutions.

Risk Assessment Regarding Compensation Policies and Practices

Our compensation program for employees is structured to avoid incentives for excessive risk taking by our employees or taking risks that are reasonably likely to have a material adverse effect on MeetMe. Our compensation has the following risk-limiting characteristics:

●

Our base pay programs consist of competitive salary rates that represent a reasonable portion of total compensation and provide a reliable level of income on a regular basis, which decreases incentive on the part of our executives to take unnecessary or imprudent risks;

●

A portion of executive incentive compensation opportunity is tied to long-term incentive compensation that emphasizes sustained performance over time. This reduces any incentive to take risks that might increase short-term compensation at the expense of longer term results; and

●

Equity awards have multi-year vesting which aligns the long-term interests of our executives with those of our stockholders and, again, discourages the taking of short-term risk at the expense of long-term performance.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, which we refer to as the “Exchange Act,” requires that our directors and executive officers, and persons who beneficially own more than 10% of a registered class of our equity securities, file with the SEC initial reports of ownership and reports of changes in ownership of common stock and the other equity securities of MeetMe. These reporting persons are required by the regulations of the SEC to furnish us with copies of all Section 16(a) forms they file. Based solely on a review of the copies of the forms furnished to us, our review of the reports that have been filed and on the representations of the reporting persons we believe that all filing requirements applicable to these persons were complied with during fiscal year 2015.

Stockholder Communications

Although we do not have a formal policy regarding communications with the Board, stockholders may communicate with the Board by writing to us at MeetMe, Inc., Attention: Corporate Secretary, 100 Union Square Drive, New Hope, Pennsylvania 18938, or by visiting MeetMe’s website at www.meetmecorp.com/investors/governance/. Stockholders who would like their submission directed to a member of the Board may so specify, and the communication will be forwarded, as appropriate.

Code of Conduct and Ethics

We have adopted a Code of Conduct and Ethics that applies to all of our directors and employees. To see a copy of the Code of Conduct and Ethics, please go to MeetMe’s website at www.meetmecorp.com/investors/governance/.

 Director Compensation

In 2015, non-employee directors were compensated with cash and stock options for service as a director, committee chairperson or committee member. The following table provides information regarding director compensation in 2015. The table does not include compensation for reimbursement of travel expenses related to attending Board and Committee meetings, which do not exceed $10,000 for 2015 for any non-employee director.

Director Compensation – 2015

Name (a)	Fees Earned or Paid in Cash ($)(b)	Stock Awards ($)(c) (1)	Option Awards ($)(d) (2)	Total ($)(h)

John Abbott (3)(4)	77,000	19,360	32,108	128,468
Jean Clifton (3)	37,000	19,360	32,108	88,468
Ernesto Cruz (3)	53,000	19,360	32,108	104,468
Spencer Rhodes (3)	58,000	19,360	32,108	109,468
Jason Whitt (3)	28,000	19,360	32,108	79,468

 (1)           The amounts in this column represent the aggregate date fair value of the stock awards as of the grant date as computed in accordance with FASB ASC Topic 718. These amounts represent awards that are paid in restricted stock and do not reflect the actual amounts that may be realized by the directors.

(2)           The amounts in this column represent the aggregate grant date fair value of the stock option awards as of the grant date as computed in accordance with FASB ASC Topic 718. These amounts represent awards that are paid in options to purchase shares of our common stock and do not reflect the actual amounts that may be realized by the directors. At December 31, 2015, the non-employee directors held options to purchase an aggregate of 3,141,850 shares of common stock.

(3)           On April 17, 2015, each non-employee director received a stock option to purchase 25,000 shares of our common stock, exercisable at $1.76 per share for their service as directors. These options vest monthly over one year, through April 17, 2016. Also on April 17, 2015, each non-employee director received a restricted stock award of 11,000 shares for their service as directors. All of the restrictions on the restricted stock awards will lapse on the first anniversary of the grant date. The non-employee directors received an annual retainer fee of $25,000, an additional committee chairman retainer fee of $7,000, $6,000, $5,000, and $2,000, for the Executive, Audit, Compensation and Nominating and Governance Committees, respectively; and additional committee membership retainer fees of $7,000, $6,000, $5,000, or $1,000 for the Executive, Audit, Compensation and Nominating and Governance Committees, respectively.

(4)     Resigned from Board of Directors effective June 27, 2016.

Since 2012, our non-employee directors have been compensated under the Company’s director compensation program, which consists of the following elements:

• annual cash retainer of $25,000;

• committee chairpersons — additional retainer fees of $7,000 for the Executive Committee chairperson, $6,000 for the Audit Committee chairperson, $5,000 for the Compensation Committee chairperson and $2,000 for the Governance Committee chairperson;

• committee membership — additional retainer fees of $7,000 for the Executive Committee, $6,000 for the Audit Committee, $5,000 for the Compensation Committee and $1,000 for the Governance Committee;

• additional meeting fees — additional meeting fees of $1,000 for in-person or telephonic attendance of board or committee meetings in excess of eight meetings (combined total) per year;

• annual equity compensation of 18,500 stock options vesting monthly over one year; and

• if a non-employee director is appointed to the Board in between annual stockholder meetings, the annual compensation payable to that director will be pro-rated for the remaining portion of the term in which the director is appointed to the Board, and the pro-rated portion of the equity compensation payable to that director will vest over the remaining portion of the term in which the director is appointed to the Board.

We do not provide our non-employee directors with initial inducement awards when they first join the board other than the regular annual equity award granted to our existing directors.

PRINCIPAL STOCKHOLDERS

The following table sets forth the number of shares of MeetMe’s voting stock beneficially owned as of the record date (i) those persons known by MeetMe to be owners of more than 5% of MeetMe’s voting stock, (ii) each director, (iii) each nominee for director (iv) each of the executive officers, and (v) all executive officers and directors as a group. The addresses of those listed below are the same as that of the Company unless otherwise provided.

Title of Class	Beneficial Owner	Amount of Beneficial Ownership (1)	Percent Beneficially Owned (1)

Common Stock	William Alena (2)	24,929	*
Common Stock	Frederic Beckley (3)	154,929	*
Common Stock	David Clark (4)	564,895	*
Common Stock	Jean Clifton (5)	70,217	*
Common Stock	Geoffrey Cook (6)	1,947,242	3.3%
Common Stock	Ernesto Cruz (7)	32,867	*
Common Stock	Richard Friedman (8)	0	*
Common Stock	Spencer Rhodes (9)	20,145	*
Common Stock	Jason Whitt (10)	51,717	*
Common Stock	Jonah Harris (11)	128,097	*
Common Stock	All directors and executive officers as a group (10 persons) (12)	2,995,088	4.9%

Common Stock	Harvest Capital Strategies, LLC (13)	3,800,000	8.0%

*	Less than 1%

(1)           Applicable percentages are based on 58,863,717 shares of common stock outstanding as of November 7, 2016, adjusted as required by rules of the SEC. Beneficial ownership is determined under the rules of the SEC and generally includes voting or investment power with respect to securities. A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days whether upon the exercise of options or otherwise. Shares subject to options, warrants and convertible notes currently exercisable or convertible, or exercisable or convertible within 60 days are deemed outstanding for computing the percentage of the person holding such securities but are not deemed outstanding for computing the percentage of any other person. Unless otherwise indicated in the footnotes to this table, MeetMe believes that each of the shareholders named in the table has sole voting and investment power with respect to the shares indicated as beneficially owned by them.

(2)         Mr. Alena is an executive officer. Includes 24,929 shares issuable upon the exercise of vested stock options.

(3)         Mr. Beckley is an executive officer. Includes 154,929 shares issuable upon the exercise of vested stock options.

(4)         Mr. Clark is an executive officer. Includes 470,604 shares issuable upon the exercise of vested stock options.

(5)         Ms. Clifton is a director. Includes 62,000 shares issuable upon the exercise of vested stock options.

(6)         Mr. Cook is a director and executive officer.  Includes 811,725 shares issuable upon the exercise of vested stock options.

(7)         Mr. Cruz is a director.  Includes 21,000 shares issuable upon the exercise of vested stock options.

(8)         Mr. Friedman resigned from his position as an executive officer on July 3, 2015.

(9)       Mr. Rhodes is a director.

(10)       Mr. Whitt is a director. Includes 43,500 shares issuable upon the exercise of vested stock options.

(11)       Mr. Harris became an executive officer on October 5, 2015. Includes 122,334 shares issuable upon the exercise of vested stock options.

(12)       Includes all executive officers and directors of MeetMe, Inc.

 (13)      This information is based solely on a review of a Schedule 13G/A filed with the SEC on February 16, 2016 by Harvest Capital Strategies, LLC, which beneficially owned 3,800,000 shares at the time of filing the Schedule 13G/A, and had sole voting power and shared dispositive power over 3,800,000 shares at the time of filing the Schedule 13G/A. The address of Harvest Capital Strategies, LLC: 600 Montgomery Street, Suite 1700, San Francisco, CA 94111.

EXECUTIVE OFFICERS

Name	Age	Position(s)
Geoffrey Cook	38	Chief Executive Officer
David Clark	52	Chief Financial Officer
William Alena	44	Chief Revenue Officer
Frederic Beckley	52	General Counsel and Executive Vice President, Business Affairs
Jonah Harris	35	Chief Technology Officer

Geoffrey Cook has been a director and Chief Executive Officer since March 2013. For a summary of Mr. Cook’s background, see “Proposal 1. Election of Directors – Board of Director Nominees” of this Proxy Statement.

David Clark has served as Chief Financial Officer of the Company since April 2013. From July 2008 through April 2013, Mr. Clark served as Executive Vice President, Chief Financial Officer and Treasurer of Nutrisystem, Inc., and prior to that served as Senior Vice President, Chief Financial Officer and Treasurer of Nutrisystem, Inc. from November 2007 until July 2008. Mr. Clark also served as Secretary of Nutrisystem, Inc. from November 2007 through July 2010. From November 2006 through October 2007, Mr. Clark was Chief Financial Officer of Claymont Steel Holdings, Inc. Prior to that, Mr. Clark was Chief Financial Officer of SunCom Wireless Holdings from its founding in 1997 through February 2006 and held the additional positions of Executive Vice President from 2000 through February 2006 and Senior Vice President from 1997 through 2000. During this time, he also served as Chief Financial Officer of Triton Cellular Partners, L.P., an entity related to SunCom Wireless Holdings, from 1997 through April 2000. Prior to that, Mr. Clark served from 1996 through 1997 as a Managing Director at Furman Selz L.L.C., and from 1986 through 1996 in various positions at Citibank N.A., including Vice President in Media and Communications and High Yield Finance.

William Alena has served as our Chief Revenue Officer since November 2011. Mr. Alena was appointed Chief Revenue Officer in connection with the myYearbook merger. From April 2007 until November 2011, Mr. Alena served as the Chief Revenue Officer of myYearbook. From March 2002 to March 2007, Mr. Alena served as the Director of Internet Advertising at Scholastic Inc. (NASDAQ: SCHL), a global children’s publishing, education and media company.

Frederic Beckley has served as our General Counsel and Executive Vice President, Business Affairs since November 2011. From September 2000 to December 2010, Mr. Beckley worked at TruePosition, Inc., where his last position was Executive Vice President, Business Development and General Counsel. From August 1995 to September 2000, Mr. Beckley held a number of positions at Verizon Corporation, including Senior Counsel, Business Development at Verizon Wireless. Mr. Beckley began his professional career in private practice, at Dechert, Price & Roads from June 1990 to January 1993, and Pepper, Hamilton & Scheetz, from February 1993 to July 1995.

Jonah Harris has served as our Chief Technology Officer since October 2015. Mr. Harris served as the VP of Software Architecture for the Company from May 2010 through October 2015 and a Senior Database Administrator for the Company from July 2008 through May 2010. Since May 2014, Mr. Harris has served as the founder of NEXTGRES, LLC., a software company.

Resignation of Richard Friedman

Richard Friedman resigned as Chief Technology Officer of the Company on May 26, 2015, and his resignation was effective as of July 3, 2015. During the period from July 4, 2015 to December 31, 2015, Mr. Friedman served as a consultant to the Company, providing advisory services as requested from the time to time by the Company.

EXECUTIVE COMPENSATION

 COMPENSATION DISCUSSION AND ANALYSIS

Overview

The following discussion provides an overview and analysis of our Compensation Committee’s philosophy and objectives in designing compensation programs as well as the compensation determinations and the rationale for those determinations relating to our Chief Executive Officer, Geoffrey Cook, and our other executive officers who served as an executive officer during 2015, to whom we refer to collectively as our “Named Executive Officers.” Our Named Executive Officers for 2015 were Mr. Cook, David Clark, William Alena, Frederic Beckley, Jonah Harris and Richard Friedman.

Executive Summary

The principal objective of our executive compensation program is to attract, retain and motivate individuals who possess superior knowledge, experience and skills that we believe are important to the advancement of our business. Specifically, our executive compensation programs are designed to attract and retain individuals with exceptional ability and managerial experience and align our Named Executive Officers’ incentives with our corporate strategies, business objectives and the long-term interests of our stockholders.

The components of our compensation program include base salary, annual performance-based bonuses, long-term equity compensation, severance and change in control benefits. We utilize base salary and annual performance bonuses to incentivize company and individual performance in relation to competitive market conditions. Equity awards are primarily used to promote long-term stockholder value and employee retention through the use of multi-year vesting schedules that provide an incentive to the executive to remain in the employ of the Company through the end of the vesting period in order to share in any increase in the value of our Company over time. The severance and change in control benefits are used to help ensure we retain our executive talent. We believe that our executive compensation practices provide the appropriate mix of short and long-term incentives, minimize risk-taking among our executives and promote achievement of strategic objectives.

In August 2015, we held a stockholder advisory vote on the compensation of our Named Executive Officers, commonly referred to as a say-on-pay vote. We had significant support from our stockholders with respect to the compensation of our Named Executive Officers. As we evaluated our Named Executive Officer compensation program during 2015, our Compensation Committee considered the support our stockholders expressed for our Named Executive Officer compensation practices which emphasize short and long-term incentive compensation that rewards our most senior executives when they deliver value for our stockholders.

Determination of Compensation Elements

In early 2015, our Compensation Committee commissioned F.W. Cook & Co. (“F.W. Cook”), a compensation consulting firm, to conduct an independent review of our executive compensation program. The purpose of the review was to provide a competitive reference on pay levels, performance alignment and shareholder considerations. F.W. Cook utilized the peer group designated in 2015, which is set forth below, to provide an executive compensation review of our overall executive compensation against that provided by our peer group. Certain of the companies were determined to be appropriate members of our competitor group based on the number of employees and the fact that they are competitor companies, while certain other companies were determined to be appropriate members of our competitor group based on their market capitalization or total shareholder return. In general, all of the companies in our peer group represent companies with which we compete for our executive talent. We may replace some of the companies in our peer group with others from time to time as market positions change, suggesting more representative peer companies. The comparator companies consist of the following:

● Autobytel	● Limelight Networks	● NTN Buzztime	● TheStreet
● Brightcove	● Local.com	● Spark Networks	● Travelzoo
● Evolving Systems	● Majesco Entertainment	● TechTarget	● XO Group
● Glu Mobile	● Martha Stewart Living	● Telenav	● Zix

In 2015, we used the F.W. Cook report and consulted with F.W. Cook in connection with all compensation actions taken for our Named Executive Officers.

When determining our executive compensation policies in 2015, our Compensation Committee considered recommendations from our Chief Executive Officer, Mr. Cook, regarding the compensation for Named Executive Officers other than himself. Our Compensation Committee has the final authority regarding the overall compensation structure for our Named Executive Officers. As our Chief Executive Officer, Mr. Cook will continue to recommend compensation for our Named Executive Officers other than himself. Mr. Cook does not participate in determining his own compensation.

We believe that our executive compensation program is structured to avoid excessive risk taking by our executives or taking risks that are reasonably likely to have a material adverse effect on MeetMe. Our executive compensation program has the following risk-limiting characteristics:

•

Our base pay programs consist of generally competitive salary rates that represent a reasonable portion of total compensation and provide a reliable level of income on a regular basis, which decreases incentive on the part of our executives to take unnecessary or imprudent risks;

•

A portion of each executive’s incentive compensation opportunity is tied to long-term incentive compensation that emphasizes sustained performance over time. This reduces any incentive to take risks that might increase short-term compensation at the expense of longer term results; and

•

Annual equity awards have multi-year vesting which aligns the long-term interests of our executives with those of our stockholders and, again, discourages the taking of short-term risk at the expense of long-term performance.

Our executive compensation model emphasizes long-term equity compensation over short-term cash compensation, and performance-based cash compensation over reliable base salaries. The amount of base salary and target performance-based bonus was approximately 55% of our Named Executive Officers’ total target direct compensation for 2015.

Base Salaries

Our Compensation Committee generally establishes base salaries for our Named Executive Officers based on the scope of their responsibilities and the amount and type of work experience prior to joining us, taking into account competitive market compensation paid by other companies to individuals in similar positions. Messrs. Cook, Beckley, Alena and Harris have base salaries that are generally consistent with the 25th percentile, based on our competitor group, while Mr. Clark has, and Mr. Friedman had, base salaries that are slightly above median. This pattern is generally consistent with smaller companies with new hires having base salaries closer to market median while incumbent executive officers tend to have base salaries below market. Messrs. Cook, Clark, Alena and Beckley received a base salary increase of 3% in 2015, which was generally consistent with market practice. Mr. Harris, who was promoted to the position of Chief Technology Officer on October 5, 2015, received a 1% increase over the same period.

Name	Base Salary effective January 1, 2015	Base Salary effective May 16, 2015
Geoffrey Cook	$327,600	$337,428
David Clark	$327,600	$337,428
William Alena	$218,400	$224,952
Frederic Beckley	$262,172	$270,037
Richard Friedman	$315,000	$324,450
Jonah Harris	$255,376	$257,930

We amended and restated our employment agreements with Messrs. Alena, Beckley and Harris, effective June 1, 2016. Under the terms of Messrs. Alena’s, Beckley’s and Harris’s amended and restated employment agreements, their base salaries are as set forth below.

Name	Base Salary effective June 1, 2016
William Alena	$329,600
Frederic Beckley	$278,138
Jonah Harris	$265,668

  Performance-Based Bonuses

The Company has a Management Bonus Plan (the “Bonus Plan”) that was established to promote the interests of the Company by creating an incentive program to (i) attract and retain key employees who will strive for excellence, and (ii) motivate those individuals to set and achieve above-average objectives by providing them with rewards for contributions to the financial performance of the Company. The target performance-based bonuses under the Bonus Plan were generally between the median and the 75th percentile of the Company’s comparator group. The Compensation Committee believes that annual performance-based compensation is an effective tool to incentivize key employees, which is reflected in the above median targets as compared to base salary targets described above.

The individual bonus awards payable to the participants in the Bonus Plan for a plan year shall be based on criteria determined by the Compensation Committee. Under the Bonus Plan, the criteria include (i) the Company’s achievement of specified Revenue (defined below) goals determined by the Compensation Committee in its sole discretion, (ii) the Company’s achievement of specified Adjusted EBITDA (defined below) goals determined by the Compensation Committee in its sole discretion, and (iii) the Company’s achievement of mobile daily active user (DAU) targets determined by the Compensation Committee in its sole discretion. The Compensation Committee shall determine the amounts and relative weighting of the goals in its sole discretion.

In February 2015, the Compensation Committee set performance-based annual bonus targets and paid performance-based bonuses in the following amounts in March 2016:

Named Executive Officer	Target Bonus as Percentage of Base Salary	Target Bonus	Actual Bonus Paid
Geoffrey Cook	80%	$269,942	$561,548
David Clark	50%	$168,714	$350,968
William Alena(1)	--	--	--
Frederic Beckley	50%	$135,019	$280,873
Jonah Harris	30%	$77,379	$160,968
Richard Friedman	50%	$162,225	$0

(1) In 2015, Mr. Alena did not participate in the Bonus Plan and was eligible for commissions only.

A portion of the bonus was based on the Company’s achievement of a certain Revenue target in 2015, a portion was based on achievement of a certain Adjusted EBITDA target in 2015, and a portion was based on achievement of a certain mobile DAU target in January 2016. In choosing the performance criteria for the 2015 bonuses, the Compensation Committee determined that Adjusted EBITDA, Revenue, and mobile DAU were the best indicators of the Company’s success in 2015.

For Messrs. Cook, Clark, Beckley, Harris, and Friedman 25% of the bonus was based on achievement of the Revenue target, 25% was based on achievement of the mobile DAU target, and 50% was based on achievement of the Adjusted EBITDA target. Upon partial achievement of the applicable Revenue, mobile DAU, and Adjusted EBITDA goals, the bonus amounts would be prorated in accordance with the formulas determined by the Compensation Committee.

2015 Revenue resulted in 132% of the applicable weighted portion of each executive’s bonus being paid, mobile DAU resulted in 91% of the applicable weighted portion of each executive’s bonus being paid, and the 2015 Adjusted EBITDA resulted in approximately 305% of the applicable weighted portion of each executive’s bonus being paid, for a total payout under the plan at 208% of target.

In 2015, Mr. Alena did not participate in the Bonus Plan and was eligible for commissions only. He was entitled to 0.85% of the Company’s advertising sales, with monthly commission payments capped at $30,000 per month. For 2015, Mr. Alena received commission amounts equal to $351,886.

For 2016, the performance-based annual bonus targets are the same as set forth in the chart above for 2015, except that for 2016, Mr. Alena was added to the performance-based annual bonus plan with a bonus target of 50% of his base salary, plus an additional $70,000 bonus on Social Theater metrics, and will no longer receive commissions, and Mr. Harris’s performance-based annual bonus target is 50% of his base salary.

“Revenue,” for purposes of the Bonus Plan, generally means the total dollar amount of revenue generated by the Company for products sold or services provided during a specified plan year, and will exclude revenue from companies acquired during the plan year. “Adjusted EBITDA,” for purposes of the Bonus Plan, generally means earnings (or loss) before interest, taxes, depreciation and amortization before restructuring expenses, merger related expenses, stock based compensation expenses and any other expenses associated with the relocation of the Company’s headquarters or the cost associated shutting down any segment operations. In determining whether the Company has achieved an Adjusted EBITDA target, certain bonus accruals under the Bonus Plan are included, and certain costs, as well as revenue and Adjusted EBITDA from acquired entities, and, all items of gain, loss or expense for such fiscal year determined to be extraordinary or unusual in nature or infrequent in occurrence, or related to the disposal of a segment of a business, are excluded. “Mobile DAU,” for purposes of the Bonus Plan, generally means a registered user who accessed the Company’s sites by one of the Company’s mobile applications or by the mobile-optimized version of the website, whether on a mobile phone or tablet, such as the iPad, during the day of measurement.

Equity Compensation

Our shareholders approved the MeetMe, Inc. 2012 Omnibus Incentive Plan in June 2012, which permits the Compensation Committee to award various types of equity based awards. In August 2014, our shareholders approved the MeetMe, Inc. Amended and Restated 2012 Omnibus Incentive Plan (together, with the MeetMe, Inc. 2012 Omnibus Incentive Plan, “the 2012 Omnibus Incentive Plan”), providing for the issuance of up to 8,700,000 shares of common stock. Equity incentives form an integral part of the compensation paid to our Named Executive Officers.

In April 2015, we granted time-based stock options and restricted stock awards (“RSAs”) to all of our Named Executive Officers, except for Mr. Harris. In connection with his promotion in October 2015, we granted time-based stock options and RSAs to Mr. Harris. Approximately 50% of the annual equity compensation granted to our Named Executive Officers was in the form of stock options and 50% was in the form of RSAs, which allocation is generally consistent with the peer average. We believe that stock options and RSAs provide a strong incentive to increase stockholder value because they directly align our Named Executive Officer’s interests with those of stockholders. We believe our executive compensation program is aligned with market practice and provides a real incentive to our executive officers to create long term shareholder value. The stock options granted to our Named Executive Officers in April 2015 and those granted to Mr. Harris pursuant to his promotion in October 2015 vest and become exercisable as to one third of the shares subject to each option on the first anniversary of the date of grant and the remainder of each option vests over a two-year period in equal monthly increments following the first anniversary of the date of grant. With the exception of 100,000 of Mr. Harris’s RSAs, which vest in full on the third anniversary date of the grant, the RSAs vest over three years in three equal annual installments on the first, second and third anniversaries of the date of grant.

Named Executive Officer	Number of Stock Options	Shares of Restricted Common Stock
Geoffrey Cook	420,000	168,000
David Clark	197,500	79,000
William Alena	132,500	53,000
Frederic Beckley	132,500	53,000
Jonah Harris (1)	95,000	125,500
Richard Friedman	197,500	79,000

(1)     Mr. Harris was granted 20,000 stock options and 25,500 RSAs, prior to his promotion as CTO. In connection with his promotion in October 2015, he was granted 75,000 stock options and 100,000 RSAs.

On April 26, 2016, the Compensation Committee approved a form of vesting agreement (“Vesting Agreement”) to which each of our Named Executive Officers other than Geoffrey Cook and Richard Friedman is a party. The terms of the Vesting Agreement supersede any contrary provisions less favorable to the executive contained in any compensation or benefit plan, grant agreement relating to the equity-based awards and cash-based awards, or other agreement between the executive and the Company or its successor.

The Vesting Agreement provides that if, during a specified period beginning on the first to occur of (i) six months prior to the consummation of the change of control or (ii) the date upon which the change of control was initiated (as evidenced by a written letter of intent (whether or not binding) or other understanding), and ending on the first to occur of (x) formal cessation of interactions with respect to the anticipated change of control (which may result from failure to achieve the closing of the change of control) or (x) the second anniversary of the consummation of the change of control (such period, the “Vesting Period”), the executive’s employment is terminated by the Company or its successor other than on account of death, disability or cause (as defined in the Vesting Agreement) or by the executive for good reason (as defined in the Vesting Agreement) (such termination of employment, a “Qualifying Termination”), then all outstanding equity-based and cash-based awards held by the executive shall accelerate and become fully vested. The executive will have the right to exercise any options or other exercisable rights for one year following the employment termination date, but not longer than the original term of the option or other exercisable right. Any equity-based and cash-based awards that vest in as described above will be paid at the date specified in the applicable award agreement.

If the executive incurs a Qualifying Termination during the Vesting Period and within two years prior to the consummation of the change of control, and if any equity-based awards that are outstanding on date of termination of employment terminate before the consummation of the change of control on account of the Qualifying Termination, the Company or it successors will pay to the executive a lump sum payment equal to the cash value of the awards that terminated during the Vesting Period prior to the consummation of the change of control by reason of such Qualifying Termination. The lump sum payment will be paid within 30 days following the consummation of the change of control, consistent with the requirements of Section 409A of the Internal Revenue Code or an exception.

In the event a change of control occurs in which some or all of executive’s equity-based awards are assumed by the acquiror or an affiliate of the acquiror, and the executive subsequently has a Qualifying Termination during the Vesting Period, the executive shall be paid an amount in cash equal to the following for each assumed equity-based award that the executive holds at the date of the Qualifying Termination: The excess (if any) of: (1) The cash value of the equity-based award at the consummation of the change of control, minus (2) The value of the equity-based award on the executive’s termination date. The cash amount shall be paid in a lump sum payment within 60 days following the executive’s termination date, consistent with the requirements of Section 409A of the Internal Revenue Code or an exception. The cash amount shall be paid in addition to any severance benefit to which Executive may be entitled under any employment or severance agreement or plan.

For purposes of the Vesting Agreement, (a) the “cash value of the equity-based award at the consummation of the change of control” means (i) as to options (or other appreciation rights), the excess of (x) the value of the relevant shares subject to the option, as determined in the change of control, minus (y) the option’s aggregate exercise price (or other measurement base amount); or (ii) as to full value equity-based awards, the full value of such underlying shares as determined in the change of control transaction, (b) the “value of the equity-based award on the executive’s termination date” shall be determined as follows: (x) in the case of an option (or other appreciation right), the amount by which the fair market value of the shares underlying the option as of the termination date exceeds the option’s aggregate exercise price (or other measurement base amount), and (y) in the case of full value equity-based awards, the fair market value of the shares underlying the award as of the executive’s termination date and (c) “change of control” generally means (i) any sale, lease, exchange, or other transfer of all or substantially all of the assets of the Company to any other person or entity other than a wholly-owned subsidiary of the Company (in one transaction or a series of related transactions); (ii) dissolution or liquidation of the Company; (iii) when any person or entity acquires or gains ownership or control (including, without limitation, power to vote) of more than 50% of the outstanding shares of the Company’s voting securities (based upon voting power); or (iv) any reorganization, merger, consolidation, acquisition or similar transaction or series of transactions that results in the (A) record holders of the voting stock of the Company immediately prior to such transaction or series of transactions holding immediately following such transaction or series of transactions less than 50% of the outstanding shares of any of the voting securities (based upon voting power) of any one of the following: (1) the Company, (2) any entity which owns (directly or indirectly) the stock of the Company, (3) any entity with which the Company has merged, or (4) any entity that owns an entity with which the Company has merged; and/or (B) Qualifying Termination of the executive.

Perquisites

We do not have programs for providing personal benefit perquisites to Named Executive Officers.

Broad-Based Programs

Our Named Executive Officers are eligible to participate in our broad-based group health plan and 401(k) savings plan offered to all full time employees of the Company. There was a matching contribution provided by the Company during 2015 to all participants. The matching contributions provided to the Named Executive Officers are as follows:

Name	401(k) Plan Company Match ($)
Geoffrey Cook	10,400
David Clark	10,400
William Alena	10,400
Frederic Beckley	10,400
Jonah Harris	5,525
Richard Friedman	8,276

Stock Ownership Guidelines

We do not have formal stock ownership guidelines or holding requirements. Pursuant to the Company’s insider trading policy, the Company prohibits any employees, officers, directors or other individuals who are aware of material non-public information from buying or selling puts or calls of our stock (i.e., entering into a hedging transaction) and from pledging our stock as collateral for a loan (i.e., entering into a pledging transaction).

Anti-Hedging and Anti-Pledging Policies

Pursuant to the Company’s insider trading policy, the Company prohibits any employees, officers, directors or other individuals who are aware of material non-public information from buying or selling puts or calls of our stock (i.e., entering into a hedging transaction) and from pledging our stock as collateral for a loan (i.e., entering into a pledging transaction).

Clawback Policy

We have not yet adopted a formal clawback policy because we await the issuance of clarifying regulations by the SEC regarding required elements of any such clawback policy. As required by section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act, we intend to adopt a clawback policy upon issuance by the SEC of final rules regarding clawbacks. The 2012 Omnibus Incentive Plan provides that a grant agreement may provide that, in the event of a restatement of the Company’s financial statements and the Compensation Committee determines, based on the results of the restatement, that a lesser amount or portion of an award granted under the 2012 Omnibus Incentive Plan should have been paid or vested, it may (i) cancel all or any portion of any outstanding awards and (ii) require the participants, or other person to whom any payment has been made or shares or other property have been transferred in connection with the award, to forfeit and pay over to the Company all or any portion of the gain realized upon the exercise of any stock option or stock appreciation right and the value realized on the vesting or payment of any other award during the period beginning twelve months preceding the date of the restatement and ending with the date of cancellation of any outstanding awards.

Compensation Adviser Independence

The Compensation Committee worked directly with F. W. Cook to conduct a review of the Company’s compensation programs. F. W. Cook reported directly to the Compensation Committee and all work conducted by F.W. Cook for the Company is on behalf, and under the direction and the authority, of the Compensation Committee.

The Compensation Committee engaged F. W. Cook to provide executive compensation analyses using peer group proxy data. F. W. Cook provides no services to the Company other than the foregoing consulting services and has no other direct or indirect business relationships with the Company or any of its affiliates. After examining whether there was a conflict of interest present between the Company and F. W. Cook, the Compensation Committee concluded that F. W. Cook had no conflicts of interest during 2015. In reaching this conclusion, the Compensation Committee considered the six independence factors relating to committee advisers that are specified in SEC Rule 10C-1.

Material Terms of Named Executive Officer Employment Agreements and Post Employment Compensation

We have employment agreements with Messrs. Cook, Clark, Alena, Beckley and Harris, which provide for special benefits upon certain types of employment termination events. Mr. Friedman resigned and his employment agreement expired effective as of July 3, 2015. We enter into employment agreements with our key executives, including the Named Executive Officers, as part of a competitive compensation and retention package.

In addition, the Compensation Committee approved a severance policy for our Named Executive Officers in December 2013 (“Severance Policy”). The policy provides that if a Named Executive Officer is terminated by the Company without cause (as defined in the Named Executive Officer’s employment agreement), by the Company on account of non-renewal of the Named Executive Officer’s employment agreement, or by the Named Executive Officer for good reason (as defined in the Named Executive Officer’s employment agreement), provided that the Named Executive Officer executes and does not revoke a release and waiver of claims in favor of the Company, the Named Executive Officer will be paid the greater of (i) the severance amount set forth in the Named Executive Officer’s employment agreement or (ii) three months of base salary for each full year of continuous employment with the Company, with a minimum payment of six months’ base salary and a maximum payment of 12 months’ base salary. As further explained below, as a result of the amendment and restatement of the employment agreements for Messrs. Alena and Beckley on June 1, 2016, Messrs. Cook, Clark, Alena, Beckley and Harris would not be eligible for severance in accordance with the Severance Policy in the event that they incur a termination of employment on account of any of the reasons described above.

Geoffrey Cook’s Employment Agreement

Effective as of July 19, 2011, we entered into an employment agreement with our then Chief Operating Officer and President of the Consumer Internet Division, Geoffrey Cook. The employment agreement was amended effective March 6, 2013, effective August 8, 2013 and again effective November 11, 2016. Mr. Cook was promoted to Chief Executive Officer of the Company, effective March 11, 2013. In addition to the base salary and performance-based bonus described above in the Compensation Discussion and Analysis, during the term of the employment agreement, Mr. Cook is entitled to participate in all health, life, disability, insurance and other benefit programs that the Company may offer to other key executives of the Company from time to time. Mr. Cook is entitled to six weeks of paid time off per calendar year (in addition to holidays), provided that no more than two weeks of paid time off can be used in any calendar month.

The employment agreement provides that in the event that the Company terminates Mr. Cook’s employment without cause (other than on account of death, disability or retirement) or Mr. Cook terminates his employment for good reason, in either case, whether before or after a change of control, then, the Company is obligated to pay or provide Mr. Cook (i) a lump sum amount equal to all compensation payable for services rendered to the Company, including unused vacation time and earned bonus, that was accrued and unpaid as of the date of termination of employment, (ii) a lump sum amount equal to two times Mr. Cook’s base salary, plus two times his target bonus as in effect immediately prior to termination, (iii) full vesting and exercisability of all stock options, restricted stock awards, restricted stock units, stock appreciation rights, or other share-based awards granted to Mr. Cook by the Company, which such exercisable awards shall remain exercisable for two years following such termination, and (iv) 12 months of continued benefits for Mr. Cook and his dependents under the Company’s life, health, accident and disability plans, if permitted under those plans, on the same cost-sharing basis as was applicable immediately before termination of employment (or, if not permitted under the applicable plans, or if the benefits under the applicable plans are materially reduced, six months of substantially similar benefits for Mr. Cook and his dependents), provided that such continued benefits will cease if Mr. Cook becomes eligible for benefits with a subsequent employer. The employment agreement provides that if the payments and benefits otherwise payable to Mr. Cook would constitute excess parachute payments within the meaning of Section 280G of the Internal Revenue Code, then the Company will reduce such payments and benefits to an amount that would avoid any excise taxes under Section 4999 of the Internal Revenue Code, if such reduction would provide Mr. Cook with a greater net after-tax benefit than would no reduction; if no, then no reduction applies.

If Mr. Cook’s employment is terminated by the Company without cause or by Mr. Cook for good reason, then Mr. Cook will be subject to non-competition and non-solicitation of customers and employees covenants for six months following termination, unless such termination occurs following a change of control, in which case, no such covenants will apply to Mr. Cook.

The employment agreement provides that in the event that Mr. Cook’s employment is terminated on account of death, the Company is obligated to pay or provide Mr. Cook’s estate (a) a lump sum amount equal to the sum of all earned but unpaid base salary, three months of Mr. Cook’s base salary and bonus payments and a pro rata portion of his target bonus as in effect immediately prior to termination, (b) full vesting and exercisability of all stock options, restricted stock awards, restricted stock units, stock appreciation rights, or other share-based awards granted to Mr. Cook by the Company, which such exercisable awards shall remain exercisable for two years following such termination, and (c) three months of continued benefits under the Company’s health, accident and disability plans, if permitted under those plans, on the same cost-sharing basis as was applicable immediately before termination of employment for Mr. Cook’s eligible dependents. If Mr. Cook’s employment is terminated on account of Mr. Cook’s disability, the Company is obligated to pay or provide Mr. Cook with (1) a lump sum amount equal to the sum of all earned but unpaid base salary, (2) full vesting and exercisability of all stock options, restricted stock awards, restricted stock units, stock appreciation rights, or other share-based awards granted to Mr. Cook by the Company, which such exercisable awards shall remain exercisable for two years following such termination, and (3) 12 months of continued benefits for Mr. Cook and his dependents under the Company’s life, health, accident and disability plans, if permitted under those plans, on the same cost-sharing basis as was applicable immediately before termination of employment. Mr. Cook will be subject to the Company’s non-competition and non-solicitation of employees and customers policies under the employment agreement for a period of 12 months following termination on account of disability.

If Mr. Cook’s employment is terminated by the Company for cause or by Mr. Cook without good reason, Mr. Cook is only entitled to a lump sum of all compensation payable for services rendered to the Company, including unused vacation time and earned bonus, that was accrued and unpaid as of the date of termination of employment, unless the Company provides Mr. Cook with notice that it will impose the non-competition and non-solicitation covenants in the employment agreement for up to six months post-termination. If the Company provides such notice and enforces such covenants, Mr. Cook will be entitled to receive, in periodic installments, an amount equal to (x) Mr. Cook’s base salary and target bonus in effect immediately prior to termination, multiplied by (y) the number of months that the Company enforces the covenants (not greater than six), divided by (z).

For purposes of the employment agreement for Mr. Cook “cause” generally means the executive’s (i) willful misconduct or gross negligence that is not cured within 60 days following notice, (ii) conviction of a felony involving moral turpitude, or (iii) a material act of dishonesty or breach of trust resulting or intended to result directly or indirectly in personal gain or enrichment at the expense of the Company, and “good reason” generally means (a) the Company materially breaches the employment agreement, (b) a material diminution in base compensation (other than an across the board reduction), (c) a material diminution in executive’s authority, duties or responsibilities, or (d) the Company requires the executive, without his consent, to relocate his office more than 75 miles from the current location.

The following table sets forth information regarding potential payments upon termination of employment or a change of control estimated as of December 31, 2015 for Mr. Cook under the terms of his amended employment agreement:

	Salary (1) ($)	Bonus (1) ($)	Prorated Bonus (2) ($)	Accelerated Equity (3) ($)	All Other Compensation (4) ($)	Effect of 280G (5) ($)	Total ($)
Termination without cause	674,856	539,884	-	1,648,315	18,713	-	2,881,768
Termination for good reason	674,856	539,884	-	1,648,315	18,713	-	2,881,768
Termination by death	84,357	67,486	269,942	1,648,315	4,678	-	2,074,778
Termination by disability	-	-	-	1,648,315	18,713	-	1,667,028
Termination for cause	-	-	-	-	-	-	-
Termination without good reason	-	-	-	-	-	-	-
Termination in connection with a change of control	674,856	539,884	-	1,648,315	18,713		2,881,768

(1)          Represents lump sum amounts. The numbers assume that the Company does not pay severance to enforce the restrictive covenants following a termination for cause or without good reason. Bonus calculation for termination by death is the annual bonus target, prorated for three-months.

(2)          Represents a lump sum amount.

(3)          The amount represents value of full acceleration of Mr. Cook’s outstanding stock options (based on the spread between the exercise price and the closing price as of December 31, 2015) and restricted stock awards, which vest in full upon a termination of Mr. Cook’s employment without cause, for good reason or on account of death or disability. Pursuant to the option grant agreements, Mr. Cook’s options accelerate in full on a change of control. In addition, pursuant the terms of the 2012 Omnibus Incentive Plan, Mr. Cook’s outstanding restricted stock awards, vest in full if either (i) the restricted stock awards are assumed or substituted by the successor company and Mr. Harris’s employment is terminated upon or within 24 months following a change in control or (ii) the restricted stock awards are not assumed or substituted in connection with a change of control, in which case the restricted stock awards will become fully vested upon the change of control.

 (4)          Includes value of continued benefits for 12 months for Mr. Cook and his dependents under the Company’s life, health, accident and disability plans, assuming permitted under those plans, on the same cost-sharing basis as was applicable immediately before termination of employment. Upon termination due to death, amount includes the value of continued benefits for Mr. Cook’s eligible dependents for three months.

(5)          As with our other Named Executive Officers, Mr. Cook is not eligible to receive a tax gross-up to the extent Sections 280G and 4999 of the Internal Revenue Code apply to any payments or benefits he would receive. If the payments and benefits otherwise payable to Mr. Cook would constitute excess parachute payments within the meaning of Section 280G of the Internal Revenue Code, then the Company will reduce such payments and benefits to an amount that would avoid any excise taxes under Section 4999 of the Internal Revenue Code, provided that such reduction would provide Mr. Cook with a greater net after-tax benefit than would no reduction. Based on our estimates as of December 31, 2015 of the impact of Section 280G of the Internal Revenue Code, Mr. Cook would receive a greater net after-tax benefit if all excess parachute payments are paid to him and the payments are subject to the excise tax under Section 4999 of the Internal Revenue Code than he would receive if the Company reduced those payments and benefits to avoid such excise tax.

David Clark’s Employment Agreement

Effective as of April 2, 2013, we entered into an employment agreement with our Chief Financial Officer, David Clark. The employment agreement has a three-year term that automatically renews for periods of one year unless either party terminates the agreement upon 60 days’ notice.

In addition to the base salary and performance-based bonus described above in the Compensation Discussion and Analysis, Mr. Clark is eligible to participate in the employee retirement and welfare benefit plans and programs made available to the Company’s senior level executives as a group.

The employment agreement provides that in the event that the Company terminates Mr. Clark’s employment with the Company at any time without cause, or Mr. Clark terminates his employment for good reason, whether before or after a change of control, and provided he executes and does not revoke a release and waiver of claims, he will be entitled to (i) one year’s base salary, paid in installments, (ii) a pro rata amount of the target bonus based on the number of days Mr. Clark was employed during the year of termination, paid in a lump sum, (iii) monthly reimbursement for the monthly COBRA costs, less the amount Mr. Clark would have paid for continued medical and dental coverage as an active employee, for a 12 month period following termination, provided that such reimbursements will cease if Mr. Clark fails to pay the monthly COBRA costs or he becomes eligible for substantially similar coverage with a subsequent employer, whichever occurs first and (iv) accelerated vesting of time-based equity awards outstanding on Mr. Clark’s termination date so that such awards will be vested to the extent such awards would have been vested on the next annual vesting date had Mr. Clark remained employed through such vesting date. For the avoidance of doubt, a failure by the Company to renew Mr. Clark’s employment agreement (for a reason other than cause, death or disability or Mr. Clark’s resignation without good reason) will be treated as termination of Mr. Clark’s employment entitling him to the severance benefits described above.

The employment agreement provides that in the event that Mr. Clark’s employment is terminated on account of disability or death, the Company is obligated to pay or provide Mr. Clark or his executor, legal representative, administrator or designated beneficiary, as applicable, a pro rata portion of Mr. Clark’s target bonus, based on the number of days Mr. Clark was employed during the year of termination, paid in a lump sum.

 Mr. Clark is a party to the Company’s standard Confidential Information and Invention Assignment Agreement. During Mr. Clark’s employment with the Company and for the period of 12 months after Mr. Clark’s termination of employment, Mr. Clark shall not, directly or indirectly, in any territory or market in which the Company does business, or to Mr. Clark’s knowledge has plans to do business, render any material services or engage in any business that competes in any material respect with the business of the Company.

The following table sets forth information regarding potential payments upon termination of employment or a change of control estimated as of December 31, 2015 for Mr. Clark under the terms of his employment agreement:

	Salary (1) ($)	Bonus ($)	Prorated Bonus (2) ($)	Accelerated Equity (3) ($)	All Other Compensation (4) ($)	Effect of 280G (5) ($)	Total ($)
Termination without cause	337,428	-	168,714	320,066	11,900	-	838,108
Termination for good reason	337,428	-	168,714	320,066	11,900	-	838,108
Termination by death	-	-	168,714	-	-	-	168,714
Termination by disability	-	-	168,714	-	-	-	168,714
Termination for cause	-	-	-	-	-	-	-
Termination without good reason	-	-	-	-	-	-	-
Termination due to nonrenewal	337,428	-	168,714	320,066	11,900	-	838,108
Termination in connection with a change of control	337,428	-	168,714	818,626	11,900	-	1,336,668

(1)          Payable in installments in accordance with the Company’s payroll practices.

(2)          Represents a lump sum amount, prorated based on Mr. Clark’s target bonus and the number of days Mr. Clark was employed in 2015.

(3)          The amount reflects the value of Mr. Clark’s stock options (based on the spread between the exercise price and the closing price as of December 31, 2015) and restricted stock awards outstanding as of December 31, 2015. Pursuant to Mr. Clark’s employment agreement, upon a termination of employment without cause, for good reason or on account of nonrenewal of the employment agreement, the vesting of Mr. Clark’s stock options and restricted stock awards will accelerate so that such awards will be vested to the extent such awards would have been vested on the next annual vesting date had Mr. Clark remained employed through such date. Pursuant to Mr. Clark’s stock option agreements, Mr. Clark’s options accelerate in full on a change of control. In addition, pursuant the terms of the 2012 Omnibus Incentive Plan, Mr. Clark’s outstanding restricted stock awards, vest in full if either (i) the restricted stock awards are assumed or substituted by the successor company and Mr. Clark’s employment is terminated upon or within 24 months following a change in control or (ii) the restricted stock awards are not assumed or substituted in connection with a change of control, in which case the restricted stock awards will become fully vested upon the change of control.

(4)          Includes value of continued health benefits for 12 months.

(5)          As with our other Named Executive Officers, Mr. Clark is not eligible to receive a tax gross-up to the extent Sections 280G and 4999 of the Internal Revenue Code apply to any payments or benefits he would receive. Based on estimates as of December 31, 2015, Mr. Clark’s payment in connection with a change in control would not be in excess of the threshold amount under Section 280G of the Internal Revenue Code and his payments would not be subject to an excise tax under Section 4999 of the Internal Revenue Code.

 William Alena’s Employment Agreement

Effective as of July 19, 2011, we entered into an employment agreement with our Chief Revenue Officer, William Alena. The employment agreement was amended and restated effective June 1, 2016. The employment agreement has a three year term that automatically renews unless either party terminates the agreement upon 60 days’ notice.

In addition to the base salary and performance-based bonus described above in the Compensation Discussion and Analysis, Mr. Alena is eligible to participate in the employee retirement and welfare benefit plans and programs made available to the Company’s senior level executives as a group.

The employment agreement provides that in the event that the Company terminates Mr. Alena’s employment with the Company at any time without cause, or Mr. Alena terminates his employment for good reason, whether before or after a change of control, and provided he executes and does not revoke a release and waiver of claims, he will be entitled to (i) one year’s base salary, paid in installments, (ii) a pro rata amount of the target bonus based on the number of days Mr. Alena was employed during the year of termination, paid in a lump sum, (iii) monthly reimbursement for the monthly COBRA costs, less the amount Mr. Alena would have paid for continued medical and dental coverage as an active employee, for a 12 month period following termination, provided that such reimbursements will cease if Mr. Alena fails to pay the monthly COBRA costs or he becomes eligible for substantially similar coverage with a subsequent employer, whichever occurs first and (iv) accelerated vesting of time-based equity awards outstanding on Mr. Alena’s termination date so that such awards will be vested to the extent such awards would have been vested on the next annual vesting date had Mr. Alena remained employed through such vesting date. For the avoidance of doubt, a failure by the Company to renew Mr. Alena’s employment agreement (for a reason other than cause, death or disability or Mr. Alena’s resignation without good reason) will be treated as termination of Mr. Alena’s employment entitling him to the severance benefits described above.

The employment agreement provides that in the event that Mr. Alena’s employment is terminated on account of disability or death, the Company is obligated to pay or provide Mr. Alena or his executor, legal representative, administrator or designated beneficiary, as applicable, a pro rata portion of Mr. Alena’s target bonus, based on the number of days Mr. Alena was employed during the year of termination, paid in a lump sum.

 Mr. Alena is a party to the Company’s standard Confidential Information and Invention Assignment Agreement. During Mr. Alena’s employment with the Company and for the period of 12 months after Mr. Alena’s termination of employment, Mr. Alena shall not, directly or indirectly, in any territory or market in which the Company does business, or to Mr. Alena’s knowledge has plans to do business, render any material services or engage in any business that competes in any material respect with the business of the Company.

The following table sets forth information regarding potential payments upon termination of employment or a change of control estimated as of December 31, 2015 for Mr. Alena under the terms of his employment agreement prior to its June 1, 2016 amendment and restatement:

	Salary (1) ($)	Bonus ($)	Prorated Bonus ($)	Accelerated Equity(2) ($)	All Other Compensation ($)	Effect of 280G (3) ($)	Total ($)
Termination without cause	224,952	-	-	-	-	-	224,952
Termination for good reason	224,952	-	-	-	-	-	224,952
Termination by death	-	-	-	-	-	-	-
Termination by disability	-	-	-	-	-	-	-
Termination for cause	-	-	-	-	-	-	-
Termination without good reason	-	-	-	-	-	-	-
Termination on account of nonrenewal	224,952	-	-	-	-	-	224,952
Termination in connection with a change of control	224,952	-	-	615,993		-	840,945

(1)          Payable under the Severance Policy. The numbers assume that the Company does not pay severance to enforce the restrictive covenants following a termination for cause or without good reason.

(2)          The amount reflects the value of full acceleration of Mr. Alena’s stock options (based on the spread between the exercise price and the closing price as of December 31, 2015) and restricted stock awards outstanding as of December 31, 2015. Pursuant to Mr. Alena’s employment agreement, Mr. Alena’s options accelerate in full on a change of control. In addition, pursuant the terms of the 2012 Omnibus Incentive Plan, Mr. Alena’s outstanding restricted stock awards, vest in full if either (i) the restricted stock awards are assumed or substituted by the successor company and Mr. Alena’s employment is terminated upon or within 24 months following a change in control or (ii) the restricted stock awards are not assumed or substituted in connection with a change of control, in which case the restricted stock awards will become fully vested upon the change of control.

(3)          As with our other Named Executive Officers, Mr. Alena is not eligible to receive a tax gross-up to the extent Sections 280G and 4999 of the Internal Revenue Code apply to any payments or benefits he would receive. Based on estimates as of December 31, 2015, Mr. Alena’s payments in connection with a change in control would not be in excess of the threshold amount under Section 280G of the Internal Revenue Code and his payments would not be subject to an excise tax under Section 4999 of the Internal Revenue Code.

Frederic Beckley’s Employment Agreement

Effective as of November 18, 2011, we entered into an employment agreement with our General Counsel and Executive Vice President, Business Affairs, Frederic Beckley. The employment agreement was amended and restated effective June 1, 2016. The employment agreement has a three year term that automatically renews unless either party terminates the agreement upon 60 days’ notice.

In addition to the base salary and performance-based bonus described above in the Compensation Discussion and Analysis, Mr. Beckley is eligible to participate in the employee retirement and welfare benefit plans and programs made available to the Company’s senior level executives as a group.

The employment agreement provides that in the event that the Company terminates Mr. Beckley’s employment with the Company at any time without cause, or Mr. Beckley terminates his employment for good reason, whether before or after a change of control, and provided he executes and does not revoke a release and waiver of claims, he will be entitled to (i) one year’s base salary, paid in installments, (ii) a pro rata amount of the target bonus based on the number of days Mr. Beckley was employed during the year of termination, paid in a lump sum, (iii) monthly reimbursement for the monthly COBRA costs, less the amount Mr. Beckley would have paid for continued medical and dental coverage as an active employee, for a 12 month period following termination, provided that such reimbursements will cease if Mr. Beckley fails to pay the monthly COBRA costs or he becomes eligible for substantially similar coverage with a subsequent employer, whichever occurs first and (iv) accelerated vesting of time-based equity awards outstanding on Mr. Beckley’s termination date so that such awards will be vested to the extent such awards would have been vested on the next annual vesting date had Mr. Beckley remained employed through such vesting date. For the avoidance of doubt, a failure by the Company to renew Mr. Beckley’s employment agreement (for a reason other than cause, death or disability or Mr. Beckley’s resignation without good reason) will be treated as termination of Mr. Beckley’s employment entitling him to the severance benefits described above.

The employment agreement provides that in the event that Mr. Beckley’s employment is terminated on account of disability or death, the Company is obligated to pay or provide Mr. Beckley or his executor, legal representative, administrator or designated beneficiary, as applicable, a pro rata portion of Mr. Beckley’s target bonus, based on the number of days Mr. Beckley was employed during the year of termination, paid in a lump sum.

 Mr. Beckley is a party to the Company’s standard Confidential Information and Invention Assignment Agreement. During Mr. Beckley’s employment with the Company and for the period of 12 months after Mr. Beckley’s termination of employment, Mr. Beckley shall not, directly or indirectly, in any territory or market in which the Company does business, or to Mr. Beckley’s knowledge has plans to do business, render any material services or engage in any business that competes in any material respect with the business of the Company.

The following table sets forth information regarding potential payments upon termination of employment or a change of control estimated as of December 31, 2015 for Mr. Beckley under the terms of his employment agreement prior to its June 1, 2016 amendment and restatement:

	Salary (1) ($)	Bonus ($)	Prorated Bonus(2) ($)	Accelerated Equity (3) ($)	All Other Compensation ($)	Effect of 280G (4) ($)	Total ($)
Termination without cause	270,037	-	-	-	-	-	270,037
Termination for good reason	270,037	-	-	-	-	-	270,037
Termination by death	-	-	135,019	-	-	-	135,019
Termination by disability	-	-	-	-	-	-	-
Termination for cause	-	-	-	-	-	-	-
Termination without good reason	-	-	-	-	-	-	-
Termination on account of nonrenewal	270,037	-	-	-	-	-	270,037
Termination in connection with a change of control	270,037	-	-	615,993		-	886,030

(1)          Payable under the Severance Policy. The numbers assume that the Company does not pay severance to enforce the restrictive covenants following a termination for cause or without good reason.

(2)          Represents a lump sum amount equal to Mr. Beckley’s target bonus, prorated based on the number of days Mr. Beckley was employed with the Company in 2015.

(3)          The amount reflects the value of full acceleration of Mr. Beckley’s stock options (based on the spread between the exercise price and the closing price as of December 31, 2015) and restricted stock awards outstanding as of December 31, 2015. Pursuant to Mr. Beckley’s employment agreement, Mr. Beckley’s options accelerate in full on a change of control. In addition, pursuant the terms of the 2012 Omnibus Incentive Plan, Mr. Beckley’s outstanding restricted stock awards, vest in full if either (i) the restricted stock awards are assumed or substituted by the successor company and Mr. Beckley’s employment is terminated upon or within 24 months following a change in control or (ii) the restricted stock awards are not assumed or substituted in connection with a change of control, in which case the restricted stock awards will become fully vested upon the change of control.

(4)          As with our other Named Executive Officers, Mr. Beckley is not eligible to receive a tax gross-up to the extent Sections 280G and 4999 of the Internal Revenue Code apply to any payments or benefits he would receive. Based on estimates as of December 31, 2015, Mr. Beckley’s payments in connection with a change in control would not be in excess of the threshold amount under Section 280G of the Internal Revenue Code and his payments would not be subject to an excise tax under Section 4999 of the Internal Revenue Code.

Jonah Harris’s Employment Agreement

Effective as of October 5, 2015, we entered into an employment agreement with our Chief Technology Officer, Jonah Harris. The employment agreement was amended and restated effective June 1, 2016. The employment agreement has a three year term that automatically renews unless either party terminates the agreement upon 60 days’ notice.

In addition to the base salary and performance-based bonus described above in the Compensation Discussion and Analysis, Mr. Harris is eligible to participate in the employee retirement and welfare benefit plans and programs made available to the Company’s senior level executives as a group.

The employment agreement provides that in the event that the Company terminates Mr. Harris’s employment with the Company at any time without cause, or Mr. Harris terminates his employment for good reason, whether before or after a change of control, and provided he executes and does not revoke a release and waiver of claims, he will be entitled to (i) one year’s base salary, paid in installments, (ii) a pro rata amount of the target bonus based on the number of days Mr. Harris was employed during the year of termination, paid in a lump sum, (iii) monthly reimbursement for the monthly COBRA costs, less the amount Mr. Harris would have paid for continued medical and dental coverage as an active employee, for a 12 month period following termination, provided that such reimbursements will cease if Mr. Harris fails to pay the monthly COBRA costs or he becomes eligible for substantially similar coverage with a subsequent employer, whichever occurs first and (iv) accelerated vesting of time-based equity awards outstanding on Mr. Harris’s termination date so that such awards will be vested to the extent such awards would have been vested on the next annual vesting date had Mr. Harris remained employed through such vesting date. For the avoidance of doubt, a failure by the Company to renew Mr. Harris’s employment agreement (for a reason other than cause, death or disability or Mr. Harris’s resignation without good reason) will be treated as termination of Mr. Harris’s employment entitling him to the severance benefits described above.

The employment agreement provides that in the event that Mr. Harris’s employment is terminated on account of disability or death, the Company is obligated to pay or provide Mr. Harris or his executor, legal representative, administrator or designated beneficiary, as applicable, a pro rata portion of Mr. Harris’s target bonus, based on the number of days Mr. Harris was employed during the year of termination, paid in a lump sum.

 Mr. Harris is a party to the Company’s standard Confidential Information and Invention Assignment Agreement. During Mr. Harris’s employment with the Company and for the period of 12 months after Mr. Harris’s termination of employment, Mr. Harris shall not, directly or indirectly, in any territory or market in which the Company does business, or to Mr. Harris’s knowledge has plans to do business, render any material services or engage in any business that competes in any material respect with the business of the Company.

 For purposes of the employment agreement for Messrs. Clark, Alena, Beckley and Harris, “cause” generally means, after having an opportunity to cure, the executive’s (i) commission of a felony, (ii) repeated failure, refusal or neglect to perform his duties to the Company for reasons other than incapacity due to physical or mental illness, (iii) breach of any restrictive covenants or code of business conduct and ethics or (iv) material act of dishonesty or breach of trust or other misconduct, and “good reason” generally means the Company (a) materially breaches the employment agreement, (b) reduces the executive’s base salary, (c) materially diminishes the executive’s authority, duties, or responsibilities or the authority, duties or responsibilities of the supervisor to whom the executive is required to report, or (d) materially changes the geographic location at with the executive is required to perform services for the Company.

The following table sets forth information regarding potential payments upon termination of employment or a change of control estimated as of December 31, 2015 for Mr. Harris under the terms of his employment agreement prior to its June 1, 2016 amendment and restatement:

	Salary (1) ($)	Bonus ($)	Prorated Bonus (2) ($)	Accelerated Equity (3) ($)	All Other Compensation ($)	Effect of 280G (4) ($)	Total ($)
Termination without cause	257,930	-	-	-	-	-	257,930
Termination for good reason	257,930	-	-	-	-	-	257,930
Termination by death	-	-	77,379	-	-	-	77,379
Termination by disability	-	-	77,379	-	-	-	77,379
Termination for cause	-	-	-	-	-	-	-
Termination without good reason	-	-	-	-	-	-	-
Termination on account of nonrenewal	257,930	-	-	-	-	-	257,930
Termination in connection with a change of control	257,930	-	-	776,873	-	-	1,034,803

(1)          Payable in installments in accordance with the Company’s payroll practices.

(2)          Represents a lump sum amount equal to Mr. Harris’s target bonus, prorated based on the number of days Mr. Harris was employed with the Company in 2015.

(3)          The amount reflects the value of full acceleration of Mr. Harris’s stock options (based on the spread between the exercise price and the closing price as of December 31, 2015) and restricted stock awards outstanding as of December 31, 2015. Pursuant to the option grant agreements, Mr. Harris’s options accelerate in full on a change of control. In addition, pursuant the terms of the 2012 Omnibus Incentive Plan, Mr. Harris’s outstanding restricted stock awards, vest in full if either (i) the restricted stock awards are assumed or substituted by the successor company and Mr. Harris’s employment is terminated upon or within 24 months following a change in control or (ii) the restricted stock awards are not assumed or substituted in connection with a change of control, in which case the restricted stock awards will become fully vested upon the change of control.

(4)          As with our other Named Executive Officers, Mr. Harris is not eligible to receive a tax gross-up to the extent Sections 280G and 4999 of the Internal Revenue Code apply to any payments or benefits he would receive. Based on estimates as of December 31, 2015, Mr. Harris’s payments in connection with a change in control would not be in excess of the threshold amount under Section 280G of the Internal Revenue Code and his payments would not be subject to an excise tax under Section 4999 of the Internal Revenue Code.

Richard Friedman’s Employment Agreement

Richard Friedman resigned as Chief Technology Officer of the Company on May 26, 2015, and his employment agreement terminated effective as of July 3, 2015.

Although Mr. Friedman resigned from his position with the Company and his employment agreement was terminated upon his resignation, Mr. Friedman’s obligations to maintain the confidentiality of all confidential information obtained by him as a result of his employment with the Company continue following the termination of his employment. In addition, for the one-year period after Mr. Friedman’s termination of employment, Mr. Friedman is not permitted to (1) compete against the Company, (2) solicit in any way the customers of the Company or (3) recruit in any way the employees of the Company. As a result of Mr. Friedman’s resignation, the Company paid Mr. Friedman his base salary and expenses accrued, but unpaid as of the date of his termination and any benefits accrued and due under any applicable benefit plans and programs of the Company. Mr. Friedman was not entitled to, nor was he paid any, severance as a result of his resignation.

Tax Considerations

Section 162(m) of the Internal Revenue Code generally disallows a publicly held corporation’s tax deduction for compensation paid to its chief executive officer or certain other officers in excess of $1 million in any year. Qualified performance-based compensation is excluded from the $1 million deductibility limit, and therefore remains fully deductible by the corporation that pays it. While deductibility of executive compensation for federal income tax purposes is among the factors the Compensation Committee considers when structuring our executive compensation arrangements, it is not the sole or primary factor considered. We retain the flexibility to authorize compensation that may not be deductible if we believe it is in the best interests of the Company.

Compensation Committee Report

The members of the Company’s Compensation Committee reviewed and discussed with management the Compensation Discussion and Analysis required by SEC regulations. Based on its review and discussions, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement.

Spencer Rhodes (Chair) Ernesto Cruz Members of the Compensation Committee

COMPENSATION TABLES

The following tables reflect the compensation paid to our Chief Executive Officer, our Chief Financial Officer, and our three next most highly compensated executive officers serving at the end of the last fiscal year whose compensation exceeded $100,000, and who we refer to as our Named Executive Officers for 2015, 2014 and 2013.

2015 Summary Compensation Table

Name of Principal Position (a)	Year (b)	Salary ($)(c)(1)	Stock Awards ($)(e)(2)		Option Awards ($)(f)(2)		Non-Equity Incentive Plan Compensation ($)(g)		All Other Compensation ($)(i)(29)	Total ($)(j)
Geoffrey Cook	2015	333,743	295,680	(3)	539,406	(14)	561,548	(26)	29.113	1,759,490
Chief Executive Officer	2014	298,500	321,051	(4)	321,981	(15)	269,229	(27)	28,326	1,239,087
	2013	250,000	-		-		318,220	(27)	10,979	579,199

David Clark	2015	333,743	139,040	(5)	253,649	(16)	350,968	(26)	31,375	1,108,775
Chief Financial Officer	2014	321,750	152,337	(6)	152,677	(17)	168,268	(27)	31,281	826,313
	2013	234,000	173,250	(7)	495,000	(18)	248,211	(27)	8,195	1,158,656

William Alena	2015	222,495	93,280	(8)	170,170	(19)	351,886	(28)	29,786	867,617
Chief Revenue Officer	2014	214,500	101,970	(9)	101,497	(20)	331,936	(28)	27,506	777,409
	2013	208,000	141,600	(10)	116,550	(21)	290,368	(28)	10,979	767,497

Frederic Beckley	2015	267,088	93,280	(8)	170,170	(19)	280,873	(26)	17,380	828,791
General Counsel and Executive Vice President,	2014	257,491	101,970	(9)	101,497	(20)	80,797	(27)	17,402	559,157
Business Affairs	2013	249,688	141,600	(10)	43,706	(22)	119,183	(27)	122	554,299

Jonah Harris (30)	2015	256,972	201,820	(11)	107,779	(23)	160,968	(26)	20,128	747,667
Chief Technology Officer	2014	253,040	31,350	(12)	31,163	(24)	66,277	(27)	18,069	399,899
	2013	243,035	110,625	(32)	-		-		9,067	362,727

Richard Friedman (31)	2015	168,906	139,040	(5)	253,649	(16)	-		19,106	580,701
Chief Technology Officer	2014	309,375	152,337	(6)	152,677	(17)	161,796	(27)	28,584	804,769
	2013	97,885	259,500	(13)	310,625	(25)	199,511	(27)	3,140	870,661

(1)           Represents cash compensation for salary.

(2)           The amounts in these columns represent the fair value of the award as of the grant date as computed in accordance with FASB ASC Topic 718 and the recently revised SEC disclosure rules. The amounts in the column titled “Option Awards” represent awards that were paid in options to purchase shares of common stock and do not reflect the actual amount that may be realized by the Named Executives Officers.

(3)           Includes a restricted stock award of 168,000 shares of Company common stock, which vests in equal increments on April 17, 2016, 2017, and 2018.

(4)           Includes a restricted stock award of 103,900 shares of Company common stock, which vests in equal increments on May 7, 2015, 2016, and 2017.

(5)           Includes a restricted stock award of 79,000 shares of Company common stock, which vests in equal increments on April 17, 2016, 2017, and 2018.

(6)           Includes a restricted stock award of 49,300 shares of Company common stock, which vests in equal increments on May 7, 2015, 2016, and 2017.

(7)           Includes restricted stock awards of 75,000 shares of Company common stock, which vested in full on April 2, 2014.

(8)           Includes a restricted stock award of 53,000 shares of Company common stock, which vests in equal increments on April 17, 2016, 2017, and 2018.

(9)           Includes a restricted stock award of 33,000 shares of Company common stock, which vests in equal increments on May 7, 2015, 2016, and 2017.

(10)         Includes a restricted stock award of 60,000 shares of Company common stock, which vest in equal increments on May 15, 2014, 2015 and 2016.

(11)         Includes a restricted stock award of 100,000 shares of Company common stock, which vests in full on October 5, 2018, and includes a restricted stock award of shares of Company common stock, which vests in equal increments on May 6, 2016, 2017 and 2018.

(12)         Includes a restricted stock award of 16,500 shares of Company common stock, which vest in equal increments on May 21, 2015, 2016 and 2017.

(13)         Includes a restricted stock award of 150,000 shares of Company common stock, which vested in full on September 3, 2014.

(14)         Includes 420,000 10-year stock options exercisable at $1.76 per share, which vested as to one-third on April 17, 2016, and the balance vests over a two-year period in equal monthly increments with the first monthly vesting date being May 17, 2016.

(15)         Includes 149,100 10-year stock options exercisable at $3.09 per share, which vested as to one-third on May 7, 2015, and the balance vests over a two-year period in equal monthly increments with the first monthly vesting date being June 7, 2015.

(16)         Includes 197,500 10-year stock options exercisable at $1.76 per share, which vested as to one-third on April 17, 2016, and the balance vests over a two-year period in equal monthly increments with the first monthly vesting date being May 17, 2016.

(17)         Includes 70,700 10-year stock options exercisable at $3.09 per share, which vested as to one-third on May 7, 2015, and the balance vests over a two-year period in equal monthly increments with the first monthly vesting date being June 7, 2015.

(18)         Includes 300,000 10-year stock options exercisable at $2.31 per share, which vested as to one-third on April 2, 2014, and the balance vests over a two-year period in equal monthly increments with the first monthly vesting date being May 2, 2014.

(19)         Includes 132,500 10-year stock options exercisable at $1.76 per share, which vested as to one-third on April 17, 2016, and the balance vests over a two-year period in equal monthly increments with the first monthly vesting date being May 17, 2016.

(20)         Includes 47,000 10-year stock options exercisable at $3.09 per share, which vested as to one-third on May 7, 2015, and the balance vests over a two-year period in equal monthly increments with the first monthly vesting date being June 7, 2015.

(21)         Includes 100,000 10-year stock options exercisable at $1.67 per share, which vested in full on June 4, 2014.

(22)         Includes 37,500 10-year stock options exercisable at $1.67 per share, which vested in full on June 4, 2014.

(23)         Includes 75,000 10-year stock options exercisable at $1.60 per share, which vests as to one-third on October 5, 2016, and the balance vested over a two-year period in equal monthly increments with the first monthly vesting date being November 5, 2016., and include 20,000 10-year stock options exercisable at $1.64 per share, which vests in equal increments on May 6, 2016, 2017, and 2018.

(24)         Includes 23,500 10-year stock options exercisable at $1.90 per share, which vests in equal increments on May 21, 2015, 2016, and 2017.

(25)         Includes 250,000 10-year stock options exercisable at $1.73 per share, which vested as to one-third on September 3, 2014, and the balance vests over a two-year period in equal monthly increments with the first monthly vesting date being October 3, 2014.

(26)         Represents bonus amounts earned for services performed in 2015, pursuant to the Bonus Plan, as described under “Performance-Based Bonuses” in the Compensation Discussion and Analysis.

(27)         Represents bonus amounts earned for services performed in 2014 and 2013, pursuant to the 2014 and 2013 Bonus Plan, respectively.

(28)         Represents commission earned in 2015, 2014 and 2013, pursuant to the 2015, 2014 and 2013 commission plans, respectively.

(29)         The amounts in this column include company matching contributions under the Company’s 401(k) Plan, health, dental, life and disability insurance premiums. The amounts for 2015 are shown in the following table:

Name	401(k) Plan Company Match ($)	Health & Dental Insurance Premiums ($)	Life Insurance Premiums ($)	Disability Insurance Premiums ($)
Geoffrey Cook	10,400	11,900	106	6,707
David Clark	10,400	11,900	106	8,969
William Alena	10,400	13,743	106	5,537
Frederic Beckley	10,400	0	106	6,874
Jonah Harris	5,525	13,743	106	754
Richard Friedman	8,276	7,653	375	2,802

(30) Mr. Harris was promoted to the position of Chief Technology Officer effective as of October 5, 2015.

(31) Mr. Friedman resigned from the position of Chief Technology Officer effective as of July 3, 2015.

(32) Includes a restricted stock award of 62,500 shares of Company Common Stock, which vests in equal increments on May 15, 2014, 2015, and 2016.

GRANTS OF PLAN-BASED AWARDS – 2015

The following table provides details regarding plan-based awards granted to our Named Executive Officers in 2015.

Name (a)	Approval Date	Grant Date (b)	Estimated Future Payouts Under Non-Equity Incentive Plan Awards Target ($)(d)(1)	All Other Stock Awards: Number of Shares of Stock or Units (#)(i)		All Other Option Awards: Number of Securities Underlying Options (#)(j)		Exercise or Base Price of Option Awards ($/Sh)(k)	Grant Date Fair Value of Stock and Option Awards (l)(8)
Geoffrey Cook		4/17/2015	269,942			420,000	(5)	1.76	539,405

		4/17/2015		168,000	(2)				295,680

David Clark		4/17/2015	168,714			197,500	(5)	1.76	253,649

		4/17/2015		79,000	(2)				139,040

Jonah Harris		5/6/2015	77,379			20,000	(6)	1.64	23,344

		5/6/2015		25,500	(3)				41,820

	9/10/2015	10/5/2015				75,000	(7)	1.60	84,435

	9/10/2015	10/5/2015		100,000	(4)				160,000

William Alena		4/17/2015	360,000			132,500	(5)	1.76	170,170

		4/17/2015		53,000	(2)				93,280

Frederic Beckley		4/17/2015	135,019			132,500	(5)	1.76	170,170

		4/17/2015		53,000	(2)				93,280

Richard Friedman		4/17/2015	162,225			197,500	(5)	1.76	253,649

		4/17/2015		79,000	(2)				139,040

(1)           These amounts for Messrs. Cook, Clark, Harris, Beckley and Friedman represent target cash-based incentive awards made to the Named Executive Officers approved by the Compensation Committee on February 20, 2015 under the Bonus Plan in the amount of $269,942, $168,714, $77,379, 135,019 and $162,225, respectively. Each bonus award represented a target payout based on performance percentages if certain Revenue, mobile DAU, and Adjusted EBITDA goals were met, as described in more detail in the discussion under “Performance-Based Bonuses” above. The Bonus Plan did not provide for threshold or maximum amounts payable for performance under the plan. The amounts in the target column (d) represent 100% achievement of the applicable performance goals. To the extent earned, the bonuses under the Bonus Plan are reported in the Non-Equity Incentive Plan Awards column (g) in the Summary Compensation Table. The amount for Mr. Alena represents the target commission and maximum commission Mr. Alena could have earned in 2015, and the actual amount Mr. Alena earned is reported in the Non-Equity Incentive Plan Awards column (g) in the Summary Compensation Table.

(2)           The restricted stock awards granted were granted to all Named Executive Officers, except Mr. Harris, on April 17, 2015 and vest in three equal increments on April 17 of 2016, 2017, and 2018. The restricted stock awards were granted under the 2012 Omnibus Incentive Plan.

(3)           The restricted stock awards granted were granted to Mr. Harris on May 6, 2015 and vest in three equal increments on May 6 of 2016, 2017, and 2018. The restricted stock awards were granted under the 2012 Omnibus Incentive Plan.

(4)           The restricted stock awards granted were granted to Mr. Harris, pursuant to his promotion on October 5, 2015 and vest in full on October 5, 2018. The restricted stock awards were granted under the 2012 Omnibus Incentive Plan.

(5)           The stock options granted were granted to all Named Executive Officers, except Mr. Harris, on April 17, 2015 and vest as to one-third on April 17, 2016, and the balance vests over a two-year period in equal monthly increments with the first monthly vesting date being May 17, 2016. The stock options were granted under the 2012 Omnibus Incentive Plan.

(6)           The stock options granted were granted to Mr. Harris, on May 6, 2015 and vest in three equal increments on May 6 of 2016, 2017, and 2018. The stock options were granted under the 2012 Omnibus Incentive Plan.

(7)           The stock options granted were granted to Mr. Harris, pursuant to his promotion on October 5, 2015 and vest as to one-third on October 5, 2016, and the balance vests over a two-year period in equal monthly increments with the first monthly vesting date being November 5, 2016. The stock options were granted under the 2012 Omnibus Incentive Plan.

(8)           The amounts in these columns represent the fair value of the award as of the grant date as computed in accordance with FASB ASC Topic 718 and the recently revised SEC disclosure rules. These amounts represent equity-based awards that are in the form of shares or options to purchase shares of common stock and do not reflect the actual amount that may be realized by the Named Executives Officers.

Outstanding Equity Awards at 2015 Fiscal Year End

Listed below is information with respect to unexercised options and stock that has not vested with respect to equity incentive awards granted to each of our Named Executive Officers as of December 31, 2015, all of which were granted under the 2012 Omnibus Incentive Plan:

		Option Awards							Stock Awards
Name	Grant Date	No. of Securities Underlying Unexercised Options (#) Exercisable	No. of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price	Option Expiration Date	Number of Shares or units of stock that have not vested		Market Value of shares or units of stock that have not vested
(a)		(b)	(c)		($)(e)	(f)	(g)		(h)

Geoffrey Cook	11/10/2011	450,000	-		4.24	11/10/2021	-		-
	05/07/2014	78,692	70,408	(1)	3.09	05/07/2024	-		-
	05/07/2014	-	-		-		69,267	(7)	247,976
	04/17/2015	-	420,000	(2)	1.76	04/17/2025	-		-
	04/17/2015	-	-		-		168,000	(8)	601,440

David Clark	04/02/2013	266,667	33,333	(3)	2.31	04/02/2023	-		-
	05/07/2014	37,314	33,386	(1)	3.09	05/07/2024	-		-
	05/07/2014	-	-		-		32,867	(7)	117,664
	04/17/2015	-	197,500	(2)	1.76	04/17/2025	-		-
	04/17/2015	-	-		-		79,000	(8)	282,820

William Alena	11/10/2011	130,000	-		4.24	11/10/2021	-		-
	05/16/2012	60,000	-		3.65	05/16/2022	-		-
	05/15/2013	-	-		-		26,667	(9)	95,468
	07/16/2013	100,000	-		1.67	07/16/2023	-		-
	05/07/2014	24,806	22,194	(1)	3.09	05/07/2024	-		-
	05/07/2014	-	-		-		22,000	(7)	78,760
	04/17/2015	-	132,500	(2)	1.76	04/17/2025	-		-
	04/17/2015	-	-		-		53,000	(8)	189,740

Frederic Beckley	01/01/2012	130,000	-		3.32	01/01/2022	-		-
	05/16/2012	60,000	-		3.65	05/16/2022	-		-
	05/15/2013	-	-		-		26,667	(9)	95,468
	07/16/2013	37,500	-		1.67	07/16/2023	-		-
	05/07/2014	24,806	22,194	(1)	3.09	05/07/2024	-		-
	05/07/2014	-	-		-		22,000	(7)	78,760
	04/17/2015	-	132,500	(2)	1.76	04/17/2025	-		-
	04/17/2015	-	-		-		53,000	(8)	189,740

Jonah Harris	11/10/2011	50,000	-		4.24	11/10/2021	-		-
	05/16/2012	25,000	-		3.65	05/16/2022	-		-
	05/15/2013	-	-				20,833	(9)	74,582
	05/21/2014	7,833	15,667	(4)	1.90	05/21/2024	-		-
	05/21/2014	-	-				11,000	(10)	39,380
	05/06/2015	-	20,000	(5)	1.64	05/06/2025	-		-
	05/06/2015	-	-				25,500	(11)	91,290
	10/05/2015	-	75,000	(6)	1.60	10/05/2025	-		-
	10/05/2015	-	-				100,000	(12)	358,000

Richard Friedman	09/03/2013	27,379	-	(13)	1.73	09/03/2023	-		-
	05/07/2014	25,531	-	(13)	3.09	05/07/2024	-		-

(1)           The options vest as to one-third on May 7, 2015, and the balance vests over a two-year period in equal monthly increments with the first monthly vesting date being June 7, 2015.

(2)           The options vest as to one-third on April 17, 2016, and the balance vests over a two-year period in equal monthly increments with the first monthly vesting date being May 17, 2016.

(3)           The options vested as to one-third on April 2, 2014, and the balance vests over a two-year period in equal monthly increments with the first monthly vesting date being May 2, 2014.

(4)           The options vest in equal increments on May 21, 2015, May 21, 2016 and May 21, 2017.

(5)           The options vest in equal increments on May 6, 2016, May 6, 2017 and May 6, 2018.

(6)           The options vest as to one-third on October 5, 2016, and the balance vests over a two-year period in equal monthly increments with the first monthly vesting date being November 5, 2016.

(7)           The restricted stock awards vest in equal increments on May 7, 2015, May 7, 2016, and May 7, 2017.

(8)           The restricted stock awards vest in equal increments on April 17, 2016, April 17, 2017, and April 17, 2018.

(9)           The restricted stock awards vest in equal increments on May 15, 2014, May 15, 2015, and May 15, 2016.

(10)         The restricted stock awards vest in equal increments on May 21, 2015, May 21, 2016, and May 21, 2017.

(11)         The restricted stock awards vest in equal increments on May 6, 2016, May 6, 2017, and May 6, 2018.

(12)         The restricted stock awards vest in full on October 5, 2018.

(13)         Mr. Friedman forfeited a portion of the stock unit grants made to him on September 3, 2013 and May 7, 2014 when his employment terminated effective July 3, 2015.

Option Exercises and Stock Vested – 2015

The following table provides information regarding option exercises and stock award vesting for our Named Executive Officers in 2015.

	Option Awards		Stock Awards
Name (a)	Number of Shares Acquired on Exercise (b)	Value Realized on Exercise (c)	Number of Shares Acquired on Vesting (d)(1)		Value Realized on Vesting (e)
Geoffrey Cook	-	$-	34,633	(2)	$60,608
David Clark	-	$-	16,433	(3)	$28,758
William Alena	-	$-	37,666	(4)	$64,849
Frederic Beckley	-	$-	37,666	(4)	$64,849
Jonah Harris	-	$-	26,334	(5)	$44,591
Richard Friedman	125,400	$65,690	16,433	(3)	$28,758

(1)           Represents restricted stock awards that vested in 2015.

(2)           Includes a restricted stock award of 103,900 shares that vested as to one-third on May 7, 2015, representing 34,633 shares vesting on May 7, 2015, with the balance vesting in equal increments on May 7, 2016 and May 7, 2017.

(3)           Includes a restricted stock award of 49,300 shares that vested as to one-third on May 7, 2015, representing 16,433 shares vesting on May 7, 2015, with the balance vesting in equal increments on May 7, 2016 and May 7, 2017.

(4)           Includes a restricted stock award of 33,000 shares that vested as to one-third on May 7, 2015, representing 11,000 shares vesting on May 7, 2015, with the balance vesting in equal increments on May 7, 2016 and May 7, 2017. Includes a restricted stock award of 80,000 shares that vested as to one-third on May 15, 2015, representing 26,666 shares vesting on May 15, 2015, with the balance vesting on May 15, 2016.

(5)           Includes a restricted stock award of 16,500 shares that vested as to one-third on May 21, 2015, representing 5,500 shares vesting on May 21, 2015, with the balance vesting in equal increments on May 21, 2016 and May 21, 2017. Includes a restricted stock award of 62,500 shares that vested as to one-third on May 15, 2015, representing 20,834 shares vesting on May 15, 2015, with the balance vesting on May 15, 2016.

Pension Benefits

The Company does not provide pension benefits.

Nonqualified Deferred Compensation

The Company does not have nonqualified deferred compensation plans in which our Named Executive Officers participate.

Compensation Committee Interlocks and Insider Participation

The members of the Company’s Compensation Committee during the last completed fiscal year are Spencer Rhodes and Ernesto Cruz. None of these individuals has ever been an officer or employee of the Company or any of its subsidiaries.

Securities Authorized for Issuance under Equity Compensation Plans

The following table discloses, as of December 31, 2015, the number of outstanding options and other rights granted by the Company to participants in equity compensation plans, as well as the number of securities remaining available for future issuance under these plans. The table provides this information separately for equity compensation plans that have and have not been approved by shareholders.

Plan Category		Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)		Weighted Average Exercise Price of Outstanding Options, Warrants and Rights (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (c)
Equity compensation plans approved by security holders	2012	5,045,335		$1.97	3,580,439
	2006	6,844,301		$2.22	0
	Non-plan	443,038	(1)	$1.34	0

	Total	12,332,674		$2.09	3,580,439

Equity compensation plans not approved by security holders		0			0

Total		12,332,674			3,580,439

(1) The Board of Directors approved and our stockholders ratified the issuance of 443,038 of stock options under the Prior Plan outside of our stock incentive plans.

Related Person Transactions

We have not engaged in any transactions in which our directors, executive officers or 5% shareholders has had a direct or indirect material interest, in which the amount involved exceeded the lesser of $120,000 or 1% of the average of our total assets for the last two completed fiscal years (not including employment agreements with our management). On January 29, 2007, our management adopted the Related Party Transactions Policy. The Related Party Transactions Policy applies to certain transactions between MeetMe and a “Related Party.”  Under the Related Party Transaction Policy, management must present to the Audit Committee any such related party transactions that it is proposing to enter into. Any such transactions must be on terms comparable to those obtainable in arm’s length dealing with unrelated third parties and must be approved by the Audit Committee. Under the Related Party Transactions Policy, MeetMe must include disclosure of such transactions in its applicable filings made with the SEC.

 PROPOSAL 2.  ADVISORY VOTE ON EXECUTIVE COMPENSATION

Pursuant to Section 14A of the Securities Exchange Act and as required by Section 951 of the Dodd-Frank Wall Street Reform and Consumer Protection Act, the Company is presenting its stockholders with an advisory (non-binding) vote on the executive compensation programs as described in this proxy statement for our Named Executive Officers (sometimes referred to as “Say on Pay”).

Accordingly, the following resolution is being presented by the Board at the Annual Meeting:

“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables and narrative discussion, is hereby APPROVED.”

This vote is non-binding. The Board and the Compensation Committee, which is composed of independent directors, expect to take into account the outcome of the vote when considering future executive compensation decisions to the extent they can determine the cause or causes of any significant negative voting results.

During fiscal year 2015, we accomplished strong mobile growth by building and launching a number of successful monetization products, including native advertising units, new freemium products, and enhanced subscription services. Consistent with its pay for performance philosophy, the Compensation Committee considered the impact of our corporate performance during 2015 in determining Named Executive Officer compensation for 2015, as well as each Named Executive Officer’s individual performance, macroeconomic conditions generally, and data from peer group companies.

Our executive compensation programs are designed to motivate our executives to achieve our primary goals of increasing revenue, EBITDA and Daily Active Users (DAU). Further, the Company’s compensation philosophy is to pay for performance, support the Company’s business strategies, and offer competitive compensation arrangements.

We believe that our executive compensation program, with its balance of short-term incentives and long-term incentives, reward sustained performance that is aligned with long-term stockholder interests. We are mindful not to rely on highly leveraged incentives that would result in risky short-term behavior. Our compensation program provides long-term incentives to ensure that our executives continue in employment with us and directly tie executive compensation to achievement of our strategic objectives and generation of stockholder value. Stockholders are encouraged to read the compensation tables and the related narrative disclosure in this proxy statement.

The Compensation Committee has and will continue to take action to structure our executive compensation practices in a manner that is performance-based with a view towards maximizing long-term stockholder value. The Board believes that the executive compensation as disclosed in the tabular disclosures, and narrative executive compensation disclosures in this proxy statement aligns with our peer group pay practices and coincides with our compensation philosophy.

Recommendation of the Board of Directors

The Board unanimously recommends that you vote FOR the approval, on an advisory basis, of the following resolution:

“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables and narrative discussion, is hereby APPROVED.”

PROPOSAL 3.  RATIFICATION OF THE APPOINTMENT OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2015

Our Board has appointed RSM US LLP to serve as our independent registered public accounting firm for the year ending December 31, 2016. Selection of MeetMe’s independent registered public accounting firm is not required to be submitted to a vote of the stockholders of MeetMe for ratification. However, MeetMe is submitting this matter to the stockholders as a matter of good corporate governance. Even if the appointment is ratified, the Board may, in its discretion, appoint a different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of MeetMe and its stockholders. If the appointment is not ratified, the Board will consider its options.

A representative of RSM US LLP is not expected to be present at the Annual Meeting, but if present, will respond to appropriate questions.

The Board recommends that stockholders vote “For” the proposal to ratify our Independent Registered Public Accounting Firm for the year ending December 31, 2016

The Audit Committee, which currently consists of Ernesto Cruz (Chairman), Jean Clifton and Jason Whitt, reviews MeetMe’s financial reporting process on behalf of the Board and administers our engagement of the independent registered public accounting firm. The Audit Committee meets with the independent registered public accounting firm, with and without management present, to discuss the results of its examinations, the evaluations of our internal controls, and the overall quality of our financial reporting. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls.

The Audit Committee has met and held discussions with management and RSM US LLP. Management represented to the Audit Committee that our financial statements were prepared in accordance with generally accepted accounting principles and the Audit Committee has reviewed and discussed the financial statements with management and RSM US LLP. The Audit Committee reviewed with RSM US LLP its judgments as to the quality, not just the acceptability, of our accounting principles and such other matters as are required to be discussed with the Audit Committee under auditing standards generally accepted in the United States.

Audit Committee Report

The Audit Committee has:

●	reviewed the audited financial statements with management;

●

met privately with the independent registered public accounting firm and discussed matters required by Statement on Auditing Standards No. 61, as amended and adopted by the Public Company Accounting Oversight Board, which we refer to as the “PCAOB”;

●

received the written disclosures and the letter from the independent registered public accounting firm, as required by the applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and has discussed its independence with MeetMe, Inc.; and

●

in reliance on the review and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2015 that MeetMe filed with the SEC on March 8, 2016.

This report is submitted by the Audit Committee.

Ernesto Cruz, CPA, Chairman

Jean Clifton

Jason Whitt

The above Audit Committee Report is not deemed to be “soliciting material,” is not “filed” with the SEC and is not to be incorporated by reference in any filings that MeetMe files with the SEC.

It is not the duty of the Audit Committee to determine that MeetMe’s financial statements and disclosures are complete and accurate and in accordance with generally accepted accounting principles or to plan or conduct audits. Those are the responsibilities of management and MeetMe’s independent registered public accounting firm. In giving its recommendation to the Board, the Audit Committee has relied on: (1) management’s representations that such financial statements have been prepared with integrity and objectivity and in conformity with GAAP; and (2) the report of MeetMe’s independent registered public accounting firm with respect to such financial statements.

Audit Committee’s Pre-Approval Policy

The Audit Committee pre-approves all audit and permissible non-audit services on a case-by-case basis.  In its review of non-audit services, the Audit Committee considers whether the engagement could compromise the independence of our independent registered public accounting firm, and whether the reasons of efficiency or convenience is in our best interest to engage our independent registered public accounting firm to perform the services.

Principal Accountant Fees and Services

All of the services provided and fees charged by RSM US LLP, our independent registered public accounting firm for the fiscal years ended December 31, 2015 and 2014, were approved by our Audit Committee.  The following table shows the fees paid to RSM US LLP.

	2015 ($)	2014 ($)
Audit Fees (1)	208,500	206,325
Audit Related Fees (2)	16,492	28,183
Tax Fees (3)	128,975	41,155
All Other Fees (4)	58,582	76,619

(1)          Audit fees – these fees relate to the audit of our annual financial statements and the review of our interim quarterly financial statements.

(2)          Audit related fees – these fees relate primarily to the auditors’ review of our registration statements and audit related consulting.

(3)          Tax fees – these fees relate to the preparation of MeetMe’s federal, state, city and franchise tax returns by tax consultant. In addition, in 2015, these fees also include $62,000 for a 382 tax study on the Company’s net operating losses.

(4)          All other fees – these fees include $12,888 of valuation services and fees for internal controls testing of $45,694 provided by other consultants.

PROPOSAL 4.  Amendment and Restatement of Company’s 2012 Omnibus Incentive Plan

MeetMe currently maintains the Company’s Amended and Restated 2012 Omnibus Incentive Plan (the “2012 Plan”), which was originally effective June 1, 2012 upon the approval by the Company’s stockholders and which was amended and restated effective August 11, 2014 upon approval by the Company’s stockholders. The 2012 Plan is a successor plan to the Company’s Amended and Restated 2006 Stock Incentive Plan (the “Prior Plan”). As of June 1, 2012, no further awards may be granted under the Prior Plan.

On October 31, 2016, the Board unanimously approved an amendment and restatement of the 2012 Plan (the “Amended Plan”) subject to stockholder approval and, accordingly, the Board directed that the Amended Plan be submitted to the Company’s stockholders for approval at the Annual Meeting.

Stockholder approval of the Amended Plan is being sought in order to (i) authorize additional shares, (ii) extend the term of the Amended Plan until December 16, 2026, (iii) meet NASDAQ listing requirements, (iv) permit (but not require) certain awards under the Amended Plan to qualify for an exemption from the $1 million deduction limit under Section 162(m) of the Internal Revenue Code (see discussion of “Federal Income Tax Consequences” below), (v) establish a limit on annual compensation of non-employee directors, (vi) allow for incentive stock options to meet the requirements of the Internal Revenue Code (the “Code”) and (vii) make other appropriate changes.

 Principal Changes

The principal changes made by the Amended Plan are to:

●

Increase the number of shares of common stock reserved for issuance by an additional 1,800,000 shares. Subject to adjustments, as described in the Amended Plan, the number of shares reserved for issuance under the Amended Plan on or after December 16, 2016 will not exceed 4,087,092, which is calculated as follows: (i) 1,800,000 shares, plus (ii) 2,287,092 shares, which is the number of shares available for grant of awards under the 2012 Plan as of November 7, 2016, minus (iii) the number of shares subject to awards granted under the 2012 Plan after November 7, 2016 and prior to December 16, 2016. This increase represents an additional 1,800,000 shares over the current share authorization under the 2012 Plan that will be available for awards under the Amended Plan.

●

Provide that the following shares will not be added to the shares authorized for awards under the Amended Plan: (i) shares tendered by a participant or withheld by the Company in payment of the exercise price of an option granted under the Amended Plan, the 2012 Plan or the Prior Plan, (ii) shares tendered by a participant or withheld by the Company to satisfy any tax withholding obligation with respect to any awards granted under the Amended Plan, the 2012 Plan or the Prior Plan, (iii) shares subject to a stock appreciation right granted under the Amended Plan, the 2012 Plan or the Prior Plan that are not issued in connection with its stock settlement on exercise thereof, and (iv) shares reacquired by the Company on the open market or otherwise using cash proceeds from the exercise of options granted under the Amended Plan, the 2012 Plan or the Prior Plan.

●

Provide that the aggregate maximum grant date value that may be subject to awards granted to any non-employee director under the Amended Plan during any calendar year, including any cash fees payable to such non-employee director during the calendar year, will not exceed $500,000 in total value.

●

Impose a one year minimum vesting requirement for restricted stock awards, restricted stock unit awards, other share-based awards and performance awards payable in shares; provided that up to 5% of the shares initially reserved for issuance under the Amended Plan (subject to adjustments, as described in the Amended Plan) may be granted pursuant to restricted stock awards, restricted stock unit awards, other share-based awards and performance awards payable in shares that are not subject to such minimum vesting requirement.

●

Provide that for dividends and dividend equivalent rights that are intended to satisfy the requirements of “qualified performance-based compensation” under Section 162(m) of the Code, no employee may accrue in any 12-month period, with respect to restricted stock awards, restricted stock units, performance awards or other share-based awards granted to any individual employee, dividends and dividend equivalent rights that exceed $500,000 in total value.

●

Provide that no employee may (i) be granted options or stock appreciation rights during any 12-month period with respect to more than 5,000,000 shares and (ii) earn more than 2,500,000 shares for each 12 months in the vesting period or performance period with respect to restricted stock awards, restricted stock unit awards, performance awards and/or other share-based awards that are granted in a single calendar year and are intended to satisfy the requirements of “qualified performance-based compensation” under Section 162(m) of the Code.

●

Permit the Compensation Committee to accelerate vesting of awards after the date of grant in connection with a participant’s death, disability, retirement, in the event of a change of control or certain other corporate transactions or events, or in other circumstances as the Compensation Committee deems appropriate.

●	Extend the term of the Amended Plan until December 16, 2026.

●	Make other administrative changes and changes to comply with current law and best practices.

If the stockholders approve the Amended Plan, awards granted under the Amended Plan will be governed by the terms of the Amended Plan. Awards previously granted under the 2012 Plan will continue to be governed by the terms of the 2012 Plan and the applicable award agreements, and the Compensation Committee shall administer such awards in accordance with the 2012 Plan, without giving effect to the amendments made pursuant to the Amended Plan.

Determination of the Number of Shares Available for Awards under the Amended Plan

The 2012 Plan currently authorizes 8,700,000 shares, less one share of common stock for every one share of common stock that was subject to a stock option or other award granted after December 31, 2011 under the Prior Plan, as the maximum aggregate number of shares that may be issued to employees, non-employee directors, and consultants and advisors of MeetMe and its subsidiaries who are participating in the 2012 Plan.

Based on the number of shares subject to outstanding awards under the 2012 Plan, 2,287,092 shares remain available for issuance as of November 7, 2016.  If this Proposal 4 is approved by our stockholders at the Annual Meeting, subject to adjustments, as described in the Amended Plan, in no event will the maximum aggregate number of shares that may be issued under the Amended Plan on or after December 16, 2016 exceed 4,087,092, which is calculated as follows: (i) 1,800,000 shares, plus (ii) 2,287,092 shares, which is the number of shares available for grant of awards under the 2012 Plan as of November 7, 2016, minus (iii) the number of shares subject to awards granted under the 2012 Plan after November 7, 2016 and prior to December 16, 2016,.

In determining the number of shares to be authorized for issuance under the Amended Plan, the Board worked with F.W. Cook and considered the full dilution level for the Company’s investors based on the total shares available for grant under the 2012 Plan.

      Dilution Analysis

As of November 7, 2016, the Company’s capital structure consisted of 58,863,717 shares of common stock outstanding. As described above, 2,287,092 shares remain available for grant of awards under the 2012 Plan as of November 7, 2016. The Company also maintains the MeetMe., Inc. 2016 Inducement Omnibus Incentive Plan (“Inducement Plan”) pursuant to which awards can be granted to individuals intended to qualify as employment inducement grants as described in Rule 5635(c)(4), or any successor provision, of the Nasdaq Listing Rules. As of November 7, 2016, 340,000 shares are subject to outstanding awards under the Inducement Plan and 410,000 shares remain available for issuance under the Inducement Plan.

The proposed share authorization is a request for 1,800,000 additional shares to be available for awards under the Amended Plan. The table below shows our potential dilution (referred to as “overhang”) levels based on our fully diluted shares of common stock and our request for 1,800,000 additional shares to be available for awards under the Amended Plan. The additional 1,800,000 shares represent 2.51% of fully diluted shares of Company common stock, including all shares that will be authorized under the Amended Plan, as described in the table below. The Board of Directors believes that the increase in shares of common stock under the Amended Plan represents a reasonable amount of potential equity dilution, which will allow the Company to continue awarding equity awards, and that equity awards are an important component of the Company’s equity compensation program.

Potential Overhang with 1,800,000 Additional Shares

Stock Options Outstanding as of November 7, 2016(1)	6,530,997
Weighted Average Exercise Price of Stock Options Outstanding as of November 7, 2016	$2.65
Weighted Average Remaining Term of Stock Options Outstanding as of November 7, 2016 (in years)	5.7
Outstanding Restricted Stock Awards as of November 7, 2016 (1)	1,806,115
Total Equity Awards Outstanding as of November 7, 2016 (1)	8,337,112
Shares Available for Grant under the 2012 Plan as of November 7, 2016	2,287,092
Additional Shares Requested under the Amended Plan	1,800,000
Shares Available for Grant under the Inducement Plan as of November 7, 2016	410,000

Total Potential Overhang under the Amended Plan (and all predecessor and other equity compensation plans or agreements)	12,834,204
Shares of Common Stock Outstanding as of November 7, 2016	58,863,717
Fully Diluted Shares of Common Stock	71,697,921
Potential Dilution of 1,800,000 shares as a Percentage of Fully Diluted Shares of Common Stock	2.51%

(1) Represents the number of outstanding awards under the Prior Plan, the 2012 Plan, the Inducement Plan and equity compensation awards issued outside of any plan.

The Fully Diluted Shares of Common Stock in the foregoing table consist of the Shares of Common Stock Outstanding as of November 7, 2016, plus the Total Potential Overhang under the Amended Plan (and all predecessor and other equity compensation plans or agreements).

Based on our historic and projected future usage patterns, the Board estimates that these shares will be sufficient to provide awards under the Amended Plan for approximately two to three years, although the number of grants awarded for any year could vary as the Compensation Committee deems appropriate.  This is only an estimate, and circumstances could cause the share reserve to be used more quickly or more slowly. These circumstances include, but are not limited to, the future price of our common stock, the mix of cash, options and full value awards provided as long-term incentive compensation, grant amounts provided by our competitors, hiring activity, and promotions during the next few years.

Burn Rate

The table below sets forth the following information regarding the awards granted under the 2012 Plan: (i) the burn rate for each of the last three calendar years and (ii) the average burn rate over the last three calendar years. The burn rate for a year has been calculated as follows:

(i)

the sum of (x) all stock options granted in the applicable year, and (y) all full value awards granted in the applicable year, multiplied by 1.5 (which represents a premium on full value share awards based on our annual stock price volatility), divided by

(ii)     the weighted average number of shares of common stock outstanding for the applicable year.

Burn Rate

Element	2015	2014	2013
Full Value Stock Awards Granted	1,477,350	882,800	1,458,000
Total Full Value Stock Awards x 1.5	2,216,025	1,324,200	2,187,000
Stock Options Granted	1,692,500	850,500	1,167,000
Total Full Value Stock Awards x 1.5 and Stock Options Granted	3,908,525	2,174,700	3,354,000
Weighted Average Shares of Common Stock Outstanding as of December 31	45,419,175	41,328,699	38,048,446	Three-Year Average 41,598,773
Burn Rate	8.61%	5.26%	8.82%	7.56%

The burn rate means that the Company used an annual average of 7.56% of the weighted average shares outstanding for awards granted over the past three years under the 2012 Plan.

The Board believes that the current number of shares that may be issued under the 2012 Plan is not sufficient in light of our compensation structure and strategy. Equity incentives form an integral part of the compensation paid to many of our employees, particularly those in positions of key importance. Equity incentives also are a major part of our non-employee director annual retainer compensation. The Board has concluded that our ability to attract, retain and motivate top quality employees, non-employee directors, and consultants and advisors is critical to our success and growth, and would be enhanced by our continued ability to make grants under the 2012 Plan. In addition, the Board believes that our interests and the interests of our stockholders will be advanced if the Company can continue to offer employees, non-employee directors and consultants and advisors the opportunity to acquire or increase their proprietary interests in the Company. The Board believes that an increase in the maximum number of shares that may be issued under the 2012 Plan by 1,800,000 shares will ensure that the Company continues to have a sufficient number of shares with which to achieve our compensation strategy and to allow for growth.

 The material terms of the Amended Plan are summarized below. A copy of the full text of the Amended Plan is attached to this proxy statement as Exhibit A. This summary of the Amended Plan is not intended to be a complete description of the Amended Plan and is qualified in its entirety by the actual text of the Amended Plan to which reference is made.

Summary of the Amended Plan

Purpose of the Amended Plan. The purpose of the Amended Plan is to assist the Company and our subsidiaries in attracting and retaining selected individuals who, serving as our employees, directors, consultants and/or advisors, are expected to contribute to our success and to achieve long-term objectives which will benefit our stockholders through the additional incentives inherent in the awards under the Amended Plan.

Shares. If Proposal 4 is approved, the maximum number of shares of common stock that will be available for awards under the Amended Plan (subject to the adjustment provisions described below in this Section “Shares” and under “Adjustments upon Changes in Capitalization” below) will not exceed 4,087,092, which is calculated as follows: (i) 1,800,000 shares, plus (ii) 2,287,092 shares, which is the number of shares available for grant of awards under the 2012 Plan as of November 7, 2016, minus (iii) the number of shares subject to awards granted under the 2012 Plan after November 7, 2016 and prior to December 16, 2016. Any shares of common stock that are subject to stock options or other awards granted under the Amended Plan shall be counted against this limit as one share of common stock for every one share of common stock granted.

If (i) any shares of common stock subject to an award under the Amended Plan, the 2012 Plan or the Prior Plan are forfeited or expire or (ii) an award under the Amended Plan, the 2012 Plan or the Prior Plan terminates, is settled for cash or otherwise does not result in the issuance of all of the shares subject to the award (except as described below with respect to stock settled stock appreciation rights (“SARs”) upon exercise), the shares subject to the award may be used again for awards under the Amended Plan to the extent of the forfeiture, expiration, termination, cash settlement or non-issuance.

The following shares of common stock subject to awards granted under the Amended Plan, the 2012 Plan or the Prior Plan will not be added to the shares available for issuance under the Amended Plan: (i) shares tendered by the participant or withheld by the Company in payment of the purchase price of an option, (ii) shares tendered by the participant or withheld by the Company to satisfy tax withholding with respect to an award, (iii) shares subject to a SAR that are not issued in connection with the stock settlement of the SAR on exercise and (iv) shares reacquired by the Company on the open market or otherwise using cash proceeds from the exercise of options.

Shares of common stock under awards made under the Amended Plan in substitution or exchange for awards granted by a company acquired by the Company or a subsidiary, or with which the Company or a subsidiary combines (“Substitute Awards”), will not reduce the maximum number of shares that are available for awards under the Amended Plan. In addition, if a company acquired by the Company or a subsidiary, or with which the Company or a subsidiary combines, has shares remaining available under a pre-existing plan approved by its stockholders, the available shares (adjusted to reflect the exchange or valuation ratio in the acquisition or combination) may be used for awards under the Amended Plan and will not reduce the maximum number of shares of common stock that are available for awards under the Amended Plan, subject to applicable stock exchange requirements.

The maximum number of shares of common stock that may be issued under the Amended Plan pursuant to the exercise of “incentive stock options,” as defined in Section 422 of the Code, is the maximum number of shares of common stock that are available for awards under the Amended Plan.

Eligibility. Options, SARs, restricted stock awards, restricted stock unit awards, other share-based awards and performance awards may be granted under the Amended Plan. Options may be either incentive stock options or nonstatutory stock options. Awards may be granted under the Amended Plan to any employee, non-employee director, consultant or advisor who is a natural person and provides services to the Company or a subsidiary; incentive stock options may be granted only to our employees.

Awards to be Granted to Certain Individuals and Groups. As of the record date, approximately 126 employees and 4 non-employee directors are eligible to participate in the Amended Plan. The Compensation Committee, in its discretion, selects the persons to whom awards may be granted, determines the type of awards, determines the times at which awards will be made, determines the number of shares subject to each such award (or the dollar value of certain performance awards), and determines the other terms and conditions relating to the awards. For this reason, it is not possible to determine the benefits or amounts that will be received by any particular person in the future.

Limits on Awards to Participants. The Amended Plan provides that no employee may (i) be awarded options or SARs in any 12-month period to purchase more than 5,000,000 shares of common stock and (ii) earn restricted stock awards, restricted stock unit awards, performance awards or other share based awards that are granted in a single calendar year and are intended to be performance-based compensation under Section 162(m) of the Code with respect to more than 2,500,000 shares for each 12 months in the vesting or performance period. Shares subject to a cancelled award continue to count against the applicable limit. The maximum dollar value that may be earned by any employee for each 12 months in a performance period with respect to performance-based awards that are granted in any single calendar year and intended to be performance-based compensation under Section 162(m) of the Code is $10,000,000. For dividends and dividend equivalents that are intended to comply with the performance-based exception under Section 162(m) of the Code, the maximum amount of dividends and dividend equivalents that any employee may accrue for each 12 months in the vesting period or performance period with respect to restricted stock awards, restricted stock units, performance awards and/or other share-based awards granted to any individual employee under the Plan may not exceed $500,000. The dollar value of a cancelled award will continue to count against the applicable limitation.

The maximum grant date value of shares subject to awards granted to any non-employee director during any calendar year, taken together with any cash fees payable to such director for services rendered during such calendar year, will not exceed $500,000 in total value. For purposes of this limit, the value of such awards shall be calculated based on the grant date fair value of such awards for financial reporting purposes.

Administration. The Amended Plan will be administered by the Compensation Committee (or a subcommittee) which shall consist of at least two members of the Board, each of whom must qualify as a “non-employee director” under Rule 16b-3 under the Exchange Act, an “outside director” under Section 162(m) of the Code and an “independent director” under the rules of the principal U.S. national securities exchange on which the common stock is traded (the “Principal Exchange”), to the extent required by such rules. The Compensation Committee has the authority to determine the terms and conditions of awards, and to interpret and administer the Amended Plan. The Compensation Committee may, to the extent not inconsistent with applicable law, including Section 162(m) of the Code and the rules of the Principal Exchange (i) delegate to a committee of one or more directors the right to make awards and to cancel or suspend awards and otherwise take action on its behalf under the Amended Plan, and (ii) authorize an executive officer or a committee of executive officers the right to make awards to employees who are not directors or executive officers and the authority to take action on behalf of the Compensation Committee pursuant to the Amended Plan to cancel or suspend awards under the Amended Plan to key employees who are not directors or executive officers of the Company.

Stock Options. The Compensation Committee may grant either non-qualified stock options or incentive stock options. A stock option entitles the recipient to purchase a specified number of shares of common stock at a fixed price subject to terms and conditions set by the Compensation Committee, including conditions for exercise that must be satisfied, which typically will be based solely on continued provision of services. The purchase price of shares of common stock covered by a stock option cannot be less than 100% of the fair market value of the common stock on the date the option is granted (except for Substitute Awards). Fair market value of the common stock is generally equal to the closing price for the common stock on the Principal Exchange on the date the option is granted (or if there was no closing price on that date, on the last preceding date on which a closing price was reported), except for Substitute Awards. As of November 7, 2016, the closing price of the common stock as reported on the NASDAQ was $4.87 per share.

The Amended Plan permits payment of the purchase price of stock options to be made by cash or cash equivalents, shares of common stock previously acquired by the participant, any other form of consideration approved by the Compensation Committee and permitted by applicable law (including withholding of shares of common stock that would otherwise be issued on exercise), or any combination thereof. Options granted under the Amended Plan expire no later than 10 years from the date of grant. If on the last day of the term the exercise of the option (other than an incentive stock option) is prohibited by applicable law, the term shall be automatically extended for a 30-day period from the end of the prohibition.

Stock Appreciation Rights. The Compensation Committee is authorized to grant SARs in conjunction with a stock option or other award granted under the Amended Plan, and to grant SARs separately. The grant price of a SAR may not be less than 100% of the fair market value of a share of common stock on the date the SAR is granted (except for Substitute Awards). The term of an SAR may be no more than 10 years from the date of grant. If on the last day of the term the exercise of the SAR is prohibited by applicable law, the term shall be automatically extended for a 30-day period from the end of the prohibition. SARs are subject to terms and conditions set by the Compensation Committee, including conditions for exercise that must be satisfied, which typically will be based solely on continued provision of services.

Upon exercise of a SAR, the participant will have the right to receive the excess of the fair market value of the shares covered by the SAR on the date of exercise over the grant price. Payment may be made in cash, shares of our common stock or other property, or any combination thereof, as the Compensation Committee may determine. Shares issued upon the exercise of SARs are valued at their fair market value as of the date of exercise.

Restricted Stock Awards. Restricted stock awards may be issued either alone or in addition to other awards granted under the Amended Plan, and are also available as a form of payment of performance awards and other earned cash-based incentive compensation. The Compensation Committee determines the terms and conditions of restricted stock awards, including the number of shares of restricted stock granted, and conditions for vesting that must be satisfied (subject to certain minimum vesting restrictions described below), which may be based principally or solely on continued provision of services, and also may include a performance-based component. Unless otherwise provided in the award agreement, the holder of a restricted stock award will have the rights of a stockholder from the date of grant of the award, including the right to vote the shares of common stock and the right to receive cash dividends and share and property distributions on the shares (subject to the requirements for dividends on restricted stock that vest on the attainment of performance goals as described under “Dividends; Dividend Equivalents” below).

Restricted Stock Unit Awards. Awards of restricted stock units having a value equal to an identical number of shares of common stock may be granted either alone or in addition to other awards granted under the Amended Plan, and are also available as a form of payment of performance awards granted under the Amended Plan and other earned cash-based incentive compensation. The Compensation Committee determines the terms and conditions of restricted stock units, including conditions for vesting that must be satisfied (subject to certain minimum vesting restrictions described below), which may be based principally or solely on continued provision of services, and also may include a performance-based component. The holder of a restricted stock unit award will not have voting rights with respect to the award. Except as otherwise provided in the award agreement, any cash dividends and share and other property distributed with respect to the award will be subject to the same restrictions as the award (subject to the requirements for dividend equivalents on restricted stock units that vest on the attainment of performance goals as described under “Dividends; Dividend Equivalents” below).

Other Share-Based Awards. The Amended Plan also provides for the award of shares of common stock and other awards that are valued by reference to common stock or other property (“Other Share-Based Awards”). Such awards may be granted alone or in addition to other awards under the Amended Plan. Other Share-Based Awards may be paid in cash, shares of common stock or other property, or a combination thereof, as determined by the Compensation Committee. The Compensation Committee determines the terms and conditions of Other Share-Based Awards, including any conditions for vesting that must be satisfied (subject to certain minimum vesting restrictions described below). If determined by the Board, non-employee directors may receive Other Share-Based Awards in the form of deferred stock units instead of all or a portion of their annual retainers for their services as directors. If determined by the Board, non-employee directors may also elect to receive Other Share-Based Awards in the form of deferred stock units instead of all or a portion of their annual and committee retainers for their services as directors, as well as other applicable fees, subject to the discretion of the Compensation Committee.

Performance Awards. Performance awards provide participants with the opportunity to receive shares of common stock, cash or other property based on performance and other vesting conditions. Performance awards may be granted from time to time as determined at the discretion of the Compensation Committee. Subject to the share limit and maximum dollar value set forth above under “Limits on Awards to Participants,” the Compensation Committee has the discretion to determine (i) the number of shares of common stock under, or the dollar value of, a performance award and (ii) the conditions that must be satisfied for grant or for vesting (subject to certain minimum vesting restrictions described below), which typically will be based principally or solely on achievement of performance goals.

Performance Criteria. At the Compensation Committee’s discretion, performance goals for restricted stock awards, restricted stock units, performance awards or other share-based awards may be based on the attainment of specified levels of one or more objective performance goals established by the Compensation Committee. If the Compensation Committee determines that a restricted stock award, restricted stock unit award, performance award or other share-based award is intended to be performance-based compensation under Section 162(m) of the Code, the lapsing of restrictions thereon and the distribution of cash, shares or other property pursuant thereto, as applicable, shall be subject to the achievement of one or more objective performance goals established by the Compensation Committee, which shall be based on the attainment of specified levels of one or any combination of the following: sales (including comparable sales); net sales; return on sales; revenue, net revenue, product revenue or system-wide revenue (including growth of such revenue measures); operating income (before or after taxes); pre- or after-tax income or loss (before or after allocation of corporate overhead and bonus); earnings or loss per share; net income or loss (before or after taxes); return on equity; total stockholder return; return on assets or net assets; appreciation in and/or maintenance of the price of the shares or any other publicly-traded securities of the Company; market share; gross profits; gross or net profit margin; gross profit growth; net operating profit (before or after taxes); operating earnings; earnings or losses or net earnings or losses (including earnings or losses before taxes, before interest and taxes, or before interest, taxes, depreciation and amortization); economic value-added models or equivalent metrics; comparisons with various stock market indices; reductions in costs; cash flow (including operating cash flow and free cash flow) or cash flow per share (before or after dividends); return on capital (including return on total capital or return on invested capital); cash flow return on investment; cash flow return on capital; improvement in or attainment of expense levels or working capital levels, including cash, inventory and accounts receivable; general and administrative expense savings; inventory control; operating margin; gross margin; year-end cash; cash margin; debt reduction; stockholders equity; operating efficiencies; cost reductions or savings; market share; customer satisfaction; customer growth; employee satisfaction; productivity or productivity ratios; regulatory achievements (including submitting or filing applications or other documents with regulatory authorities or receiving approval of any such applications or other documents; strategic partnerships or transactions (including in-licensing and out-licensing of intellectual property; establishing relationships with commercial entities with respect to the marketing, distribution and sale of the Company’s products (including with group purchasing organizations, distributors and other vendors); supply chain achievements (including establishing relationships with manufacturers or suppliers of component materials and manufacturers of the Company’s products); co-development, co-marketing, profit sharing, joint venture or other similar arrangements); financial ratios, including those measuring liquidity, activity, profitability or leverage; cost of capital or assets under management; financing and other capital raising transactions (including sales of the Company’s equity or debt securities; debt level year-end cash position; book value; factoring transactions; competitive market metrics; timely completion of new product roll-outs; timely launch of new facilities (such as new store openings, gross or net); sales or licenses of the Company’s assets, including its intellectual property, whether in a particular jurisdiction or territory or globally; or through partnering transactions); royalty income; implementation, completion or attainment of measurable objectives with respect to research, development, manufacturing, commercialization, products or projects, production volume levels, acquisitions and divestitures, succession and hiring projects, reorganization and other corporate transactions, expansions of specific business operations and meeting divisional or project budgets; factoring transactions; and recruiting and maintaining personnel. Any performance goals that are financial metrics, may be determined in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”), or may be adjusted when established to include or exclude any items otherwise includable or excludable under GAAP. Such performance goals also may be based solely by reference to the Company’s performance or the performance of a subsidiary, division, business segment or business unit of the Company, or based upon the performance of the Company relative to performance of other companies or upon comparisons of any of the indicators of Company performance relative to performance of other companies. The Compensation Committee may also exclude charges related to an event or occurrence which the Compensation Committee determines should appropriately be excluded, including (a) restructurings, discontinued operations, unusual or infrequently occurring items, and other unusual or non-recurring charges, (b) an event either not directly related to the operations of the Company or not within the reasonable control of the Company’s management, or (c) the cumulative effects of tax or accounting changes in accordance with GAAP. Such performance goals (and any exclusions) shall be set by the Compensation Committee within the time period prescribed by, and shall otherwise comply with the requirements of, Section 162(m) of the Code, and the regulations thereunder.

Adjustments to Awards Subject to Performance Criteria. The Compensation Committee may make downward, but not upward, adjustments with respect to any amount payable pursuant to any restricted stock award, restricted stock unit award, performance award or other share-based payment award that is subject to performance criteria and is intended to be treated as performance-based compensation under Section 162(m) of the Code. The Compensation Committee may not waive achievement of performance goals for such awards, except in the case of death, disability or as otherwise determined by the Compensation Committee in special circumstances and in accordance with Section 162(m) of the Code, if applicable.

Dividends; Dividend Equivalents. Awards other than options and SARs may, if determined by the Compensation Committee, provide that the participant will be entitled to receive, currently or on a deferred basis, cash, stock or other property dividends, or cash payments in amounts equivalent to cash, stock, or other property dividends declared with respect to shares of common stock covered by an award. The Compensation Committee may provide that such amounts will be deemed to have been reinvested in additional shares of common stock or otherwise, and that they are subject to the same vesting or performance conditions as the underlying award. Any dividends or dividend equivalents provided with respect to performance awards or restricted stock awards, restricted stock unit or other share-based awards that are subject to the attainment of performance goals will be subject to the same restrictions and risk of forfeiture as the underlying awards.

No Repricing. The Amended Plan prohibits option and SAR repricings (other than to reflect stock splits, spin-offs or other corporate events described under “Adjustments upon Changes in Capitalization” below, or in connection with a change in control of the Company) unless stockholder approval is obtained. For purposes of the Amended Plan, a “repricing” means (i) a reduction in the exercise price of an option or the grant price of a SAR, (ii) the cancellation of an option or SAR in exchange for an option or SAR with an exercise price or grant price, as applicable, that is less than the exercise price or grant price, as applicable, of the original option or SAR, or the cancellation of an option or SAR in exchange for cash or other securities under the Amended Plan if the exercise price or grant price of the option of SAR is greater than the fair market value of the common stock.

Nontransferability of Awards. No award under the Amended Plan, and no shares subject to awards that have not been issued or as to which any applicable restriction, performance or deferral period has not lapsed, is transferable other than by will or the laws of descent and distribution, and an award may be exercised during the participant’s lifetime only by the participant or the participant’s guardian or legal representative, except that the Compensation Committee may provide in an award agreement that a participant may transfer an award without consideration to certain family members, family trusts, or other family-owned entities, or for charitable donations under such terms and conditions determined by the Compensation Committee.

Adjustments upon Changes in Capitalization. In the event of any merger, reorganization, consolidation, recapitalization, dividend or distribution (whether in cash, shares or other property, other than a regular cash dividend), stock split, reverse stock split, spin-off or similar transaction or other change in our corporate structure affecting our common stock or the value thereof, appropriate adjustments to the Amended Plan and awards will be made as the Compensation Committee determines to be equitable and appropriate, including adjustments in the number and class of shares of stock available for awards under the Amended Plan, the number, class and exercise or grant price of shares subject to awards outstanding under the Amended Plan, and the limits on the number of awards that any person may receive.

Vesting Limitations. Restricted stock awards, restricted stock unit awards, other share based awards or performance awards paid in shares granted under the Amended Plan will provide that such awards shall vest over a period that is not less than one year from the date of grant. Notwithstanding the foregoing, subject to any adjustments described above, up to 5% of the aggregate share limit set forth above may vest (in full or in part) in less than one year from their date of grant.

The Compensation Committee has the authority to accelerate vesting of any award in connection with a participant’s death, retirement, disability, in the event of a change in control or a corporate transaction or event described in “Adjustments upon Changes in Capitalization” above, or in other circumstances as the Compensation Committee deems appropriate.

Termination of Employment. The Compensation Committee will determine and set forth in the award agreement whether any awards will continue to be exercisable and the terms of such exercise, on and after the date the participant ceases to be employed by, or to otherwise provide services to, the Company, whether by reason of death, disability, voluntary or involuntary termination of employment or service, or otherwise.

Impact of a Change in Control. Unless otherwise provided in an award agreement, the Compensation Committee has the right to provide that in the event of a change in control of the Company: (i) options and SARs outstanding as of the date of the change in control will be cancelled and terminated without payment if the fair market value of one share of common stock as of the date of the change in control is less than the per-share option exercise price or SAR grant price, and (ii) all performance awards will be (x) considered to be earned and payable based on achievement of performance goals or based on target performance (either in full or pro rata based on the portion of performance period completed as of the date of the change in control), and any limitations or other restrictions will lapse and such performance awards shall be immediately settled or distributed or (y) converted into restricted stock awards or restricted stock units based on achievement of performance goals or based on target performance (either in full or pro rata based on the portion of performance period completed as of the date of the change in control) and assumed by a successor company.

In addition, unless otherwise provided in an award agreement, in the event of a change in control of the Company in which the successor company assumes or substitutes for an award (or in which the Company is the ultimate parent corporation and continues the award), if a participant’s employment with such successor company (or the Company) or a subsidiary thereof terminates within 24 months following such change in control (or such other period set forth in the award agreement, including prior thereto if applicable) and under the circumstances specified in the award agreement: (i) options and SARs outstanding as of the date of such termination of employment will immediately vest, become fully exercisable, and may thereafter be exercised for 24 months (or the period of time set forth in the award agreement), (ii) the restrictions, limitations and other conditions applicable to restricted stock awards and restricted stock units outstanding as of the date of such termination of employment will lapse and the restricted stock awards and restricted stock units will become fully vested, and (iii) the restrictions, limitations and other conditions applicable to any other share-based awards or any other awards will lapse, and such other share-based awards or such other awards will become fully vested and transferable to the full extent of the original grant.

Unless otherwise provided in an award agreement, in the event of a change in control of the Company to the extent the successor company does not assume or substitute for an award (or in which the Company is the ultimate parent corporation and does not continue the award), then immediately prior to the change in control: (i) those options and SARs outstanding as of the date of the change in control that are not assumed or substituted for (or continued) will immediately vest and become fully exercisable, (ii) restrictions, limitations and other conditions applicable to restricted stock awards and restricted stock units that are not assumed or substituted for (or continued) will lapse and the restricted stock awards and restricted stock units will become fully vested, and (iii) the restrictions, other limitations and other conditions applicable to any other share-based awards or any other awards that are not assumed or substituted for (or continued) will lapse, and such other share-based awards or such other awards will become fully vested and transferable to the full extent of the original grant.

The Compensation Committee, in its discretion, may determine that, upon the occurrence of a change in control of the Company, each option and SAR outstanding will terminate within a specified number of days after notice to the participant, and/or that each participant shall receive, with respect to each share subject to such option or SAR, an amount equal to the excess of the fair market value of such share immediately prior to the occurrence of such change in control over the exercise price per share of such option and/or SAR; such amount to be payable in cash, in one or more kinds of stock or property (including the stock or property, if any, payable in the transaction) or in a combination thereof, as the Compensation Committee, in its discretion, shall determine.

Amendment and Termination. The Amended Plan may be amended or terminated by the Board except that stockholder approval is required for any amendment to the Amended Plan which increases the number of shares of common stock available for awards under the Amended Plan, expands the types of awards available under the Amended Plan, materially expands the class of persons eligible to participate in the Amended Plan, permits the grant of options or SARs with an exercise or grant price of less than 100% of fair market value on the date of grant, amends the provisions prohibiting the repricing of stock options and SARs as described above under “No Repricing,” or increases the limits on shares subject to awards, the dollar value payable with respect to performance awards, or the limit on non-employee director awards. No amendment or termination may materially impair a participant’s rights under an award previously granted under the Amended Plan without the written consent of the participant.

The Amended Plan will expire on the 10th anniversary of the date of its approval by stockholders, except with respect to awards then outstanding, and no further awards may be granted thereafter.

Federal Income Tax Consequences

The following discussion summarizes certain federal income tax considerations of awards under the Plan. However, it does not purport to be complete and does not describe the state, local or foreign tax considerations or the consequences for any particular individual.

Stock Options. A participant does not realize ordinary income on the grant of a stock option. Upon exercise of a non-qualified stock option, the participant will realize ordinary income equal to the excess of the fair market value of the shares of common stock over the option exercise price. The cost basis of the shares acquired for capital gain treatment is their fair market value at the time of exercise. Upon exercise of an incentive stock option, the excess of the fair market value of the shares of common stock acquired over the option exercise price will be an item of tax preference to the participant, which may be subject to an alternative minimum tax for the year of exercise. If no disposition of the shares is made within two years from the date of granting of the incentive stock option or within one year after the transfer of the shares to the participant, the participant does not realize taxable income as a result of exercising the incentive stock option; the tax basis of the shares received for capital gain treatment is the option exercise price; any gain or loss realized on the sale of the shares is long-term capital gain or loss. If the participant disposes of the shares within the two-year or one-year periods referred to above, the participant will realize ordinary income at that time in an amount equal to the excess of the fair market value of the shares at the time of exercise (or the net proceeds of disposition, if less) over the option exercise price. For capital gain treatment on such a disposition, the tax basis of the shares will be their fair market value at the time of exercise.

Stock Appreciation Rights. No ordinary income will be realized by a participant in connection with the grant of a SAR. When the SAR is exercised, the participant will realize ordinary income in an amount equal to the sum of the amount of any cash received and the fair market value of the shares of common stock or other property received upon the exercise.

Restricted Stock, Performance and Restricted Stock Unit Awards. The participant will not realize ordinary income on the grant of a restricted stock award (or a performance award if the shares of common stock are issued on grant), but will realize ordinary income when the shares subject to the award become vested in an amount equal to the excess of (i) the fair market value of the shares on the vesting date over (ii) the purchase price, if any, paid for the shares. The participant may, however, elect under Section 83(b) of the Code to include as ordinary income in the year the shares are granted an amount equal to the excess of (i) the fair market value of the shares on the date of issuance, over (ii) the purchase price, if any, paid for the shares. If the Section 83(b) election is made, the participant will not realize any additional taxable income when the shares become vested.

The participant will not realize ordinary income on the grant of a restricted stock unit award (or a performance award under which shares of common stock are not issued on grant), but will realize ordinary income when the shares subject to the award are issued to the participant after they become vested. The amount of ordinary income will be equal to the excess of (i) the fair market value of the shares on the date they are issued over (ii) the purchase price, if any, paid for the award.

Upon disposition of shares of common stock acquired under a restricted stock award, performance award or restricted stock unit award, the participant will realize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for the shares plus any amount realized as ordinary income upon grant (or vesting) of the shares.

Company Tax Deduction

The Company generally will be entitled to a tax deduction in connection with an award under the Plan, subject to the provisions of Section 162(m) of the Code, in an amount equal to the ordinary income realized by a participant and at the time the participant realizes such income (for example, on the exercise of a nonqualified stock option). Section 162(m) of the Code may limit the deductibility of compensation paid to our Chief Executive Officer and to each of the next three most highly compensated executive officers other than the Chief Financial Officer. Under Section 162(m), the annual compensation paid to any of these executives will be deductible to the extent that it does not exceed $1,000,000 or if the compensation is treated as performance-based compensation under Section 162(m) of the Code. Compensation attributable to stock options and SARs under the Plan should qualify as performance-based compensation if the awards are made by the Compensation Committee and the exercise or grant price of the award is no less than the fair market value of the common stock on the date of grant. Compensation attributable to restricted stock awards, restricted stock unit awards and performance awards should qualify as performance-based compensation if (i) the compensation is approved by the Compensation Committee, (ii) the compensation is paid only upon the achievement of an objective performance goal established in writing by the Compensation Committee while the outcome is substantially uncertain, and (iii) the Compensation Committee certifies in writing prior to the payment of the compensation that the performance goal has been satisfied. While deductibility of executive compensation for federal income tax purposes is among the factors the Compensation Committee considers when structuring our executive compensation arrangements, it is not the sole or primary factor considered. We retain the flexibility to authorize compensation that may not be deductible if we believe it is in the best interests of the Company.

New Plan Benefits under the Amended Plan

Future benefits under the Amended Plan generally will be granted at the discretion of the Committee and are therefore not currently determinable.

The table below shows, as to each of the Company’s executive officers named in the Summary Compensation Table of this Proxy Statement and the various indicated individuals and groups, the awards granted between January 1, 2015 and December 31, 2015 under the 2012 Plan.

Name	Title	Stock Awards (1)	Option Awards (2)
Geoffrey Cook	Chief Executive Officer	168,000	420,000
David Clark	Chief Financial Officer	79,000	197,500
William Alena	Chief Revenue Officer	53,000	132,500
Frederic Beckley	General Counsel and Executive Vice President, Business Affairs	53,000	132,500
Jonah Harris	Chief Technology Officer	125,500	95,000
Richard Friedman	Former Chief Technology Officer	79,000	197,500
All current executive officers as a group (5 persons)		478,500	977,500
All current directors who are not executive officers as a group (4 persons)		55,000	125,000
All employees, including current officers who are not executive officers, as a group (110 persons)		943,850	540,000

(1)

Represents the number of shares underlying options granted in 2015 under the 2012 Plan. See the 2015 Grant of Plan Based Awards Table for details of the options granted to the named executive officers.

(2)

Represents the number of shares subject to restricted stock awards granted in 2015 under the 2012 Plan. See the 2015 Grant of Plan Based Awards Table for details of the restricted stock awards granted to the named executive officers.

Vote Required for Approval

The affirmative vote of a majority of the votes cast by stockholders present, in person or by proxy, and entitled to vote at the Annual Meeting, will be required to approve the amendment and restatement of the Company’s 2012 Omnibus Incentive Plan.

The Board of Directors unanimously recommends a vote “For” approval of the amendment and restatement of the 2012 Omnibus Incentive Plan.

OTHER MATTERS

MeetMe has no knowledge of any other matters that may come before the Annual Meeting and does not intend to present any other matters. However, if any other matters shall properly come before the meeting or any adjournment, the persons soliciting proxies will have the discretion to vote as they see fit unless directed otherwise.

If you do not plan to attend the Annual Meeting, in order that your shares may be represented and in order to assure the required quorum, please sign, date and return your proxy promptly. In the event you are able to attend the Annual Meeting, at your request, MeetMe will cancel your previously submitted proxy.

By the Order of the Board of Directors

/s/ SPENCER RHODES
Spencer Rhodes
Chairman of the Board

November 21, 2016

EXHIBIT A

MEETME, INC.

AMENDED AND RESTATED 2012 OMNIBUS INCENTIVE PLAN

MeetMe, Inc. (the “Company”), a Delaware corporation, established and adopted the following 2012 Omnibus Incentive Plan (the “Plan”), effective June 1, 2012, upon approval by the stockholders of the Company. The Plan was amended and restated effective August 11, 2014, upon approval by the stockholders of the Company. This amendment and restatement will be effective December 16, 2016, subject to approval by the holders of the shares entitled to vote at a duly constituted meeting of the stockholders of the Company on such date (the “Amendment Effective Date”).

Changes made pursuant to this amendment and restatement shall only apply to Awards granted on or after the Amendment Effective Date. Awards granted prior to the Amendment Effective Date shall continue to be governed by the applicable Award Agreements and the terms of the Plan without giving effect to changes made pursuant to this amendment and restatement, and the Committee shall administer such Awards in accordance with the Plan without giving effect to changes made pursuant to this amendment and restatement..

1.            PURPOSE OF THE PLAN

The purpose of the Plan is to assist the Company and its Subsidiaries in attracting and retaining selected individuals to serve as employees, directors, consultants and/or advisors who are expected to contribute to the Company's success and to achieve long-term objectives that will benefit stockholders of the Company through the additional incentives inherent in the Awards hereunder.

2.            DEFINITIONS

2.1.     “Award” shall mean any Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award, Other Share-Based Award, Performance Award or any other right, interest or option relating to Shares or other property (including cash) granted pursuant to the provisions of the Plan.

2.2.     “Award Agreement” shall mean any agreement, contract or other instrument or document evidencing any Award hereunder, whether in writing or through an electronic medium.

2.3.     “Board” shall mean the board of directors of the Company.

2.4.     “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time.

2.5.     “Committee” shall mean the Compensation Committee of the Board or a subcommittee thereof formed by the Compensation Committee to act as the Committee hereunder. The Committee shall consist of no fewer than two Directors, each of whom is (i) a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act, (ii) an “outside director” within the meaning of Section 162(m) of the Code, and (iii) an “independent director” for purpose of the rules of the principal U.S. national securities exchange on which the Shares are traded, to the extent required by such rules.

2.6.     “Consultant” shall mean any consultant or advisor who is a natural person and who provides services to the Company or any Subsidiary, so long as such person (i) renders bona fide services that are not in connection with the offer and sale of the Company's securities in a capital-raising transaction, (ii) does not directly or indirectly promote or maintain a market for the Company's securities and (iii) otherwise qualifies as a consultant under the applicable rules of the SEC for registration of shares of stock on a Form S-8 registration statement.

2.7.     “Covered Employee” shall mean an employee of the Company or its Subsidiaries who is a “covered employee” within the meaning of Section 162(m) of the Code.

2.8.     “Director” shall mean a member of the Board who is not an employee.

2.9.     “Dividend Equivalents” shall have the meaning set forth in Section 12.5.

2.10.     “Employee” shall mean any employee of the Company or any Subsidiary and any prospective employee conditioned upon, and effective not earlier than, such person becoming an employee of the Company or any Subsidiary.

2.11.     “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

2.12.     “Fair Market Value” shall mean, with respect to Shares as of any date, (i) the closing price of the Shares as reported on the principal U.S. national securities exchange on which the Shares are listed and traded on such date, or, if there is no closing price on that date, then on the last preceding date on which such a closing price was reported; (ii) if the Shares are not listed on any U.S. national securities exchange but are quoted in an inter-dealer quotation system on a last sale basis, the final ask price of the Shares reported on the inter-dealer quotation system for such date, or, if there is no such sale on such date, then on the last preceding date on which a sale was reported; or (iii) if the Shares are neither listed on a U.S. national securities exchange nor quoted on an inter-dealer quotation system on a last sale basis, the amount determined by the Committee to be the fair market value of the Shares as determined by the Committee in its sole discretion. The Fair Market Value of any property other than Shares shall mean the market value of such property determined by such methods or procedures as shall be established from time to time by the Committee.

2.13.     “Incentive Stock Option” shall mean an Option which when granted is intended to qualify as an incentive stock option for purposes of Section 422 of the Code.

2.14.     “Option” shall mean any right granted to a Participant under the Plan allowing such Participant to purchase Shares at such price or prices and during such period or periods as the Committee shall determine.

2.15.     “Other Share-Based Award” shall have the meaning set forth in Section 8.1.

2.16.     “Participant” shall mean an Employee, Director or Consultant who is selected by the Committee to receive an Award under the Plan.

2.17.     “Performance Award” shall mean any Award of Performance Cash, Performance Shares or Performance Units granted pursuant to Article 9.

2.18.     “Performance Cash” shall mean any cash incentives granted pursuant to Article 9 payable to the Participant upon the achievement of such performance goals as the Committee shall establish.

2.19.     “Performance Period” shall mean the period established by the Committee during which any performance goals specified by the Committee with respect to a Performance Award are to be measured.

2.20.     “Performance Share” shall mean any grant pursuant to Article 9 of a unit valued by reference to a designated number of Shares, which value may be paid to the Participant upon achievement of such performance goals as the Committee shall establish.

2.21.     “Performance Unit” shall mean any grant pursuant to Article 9 of a unit valued by reference to a designated amount of cash or property other than Shares, which value may be paid to the Participant upon achievement of such performance goals during the Performance Period as the Committee shall establish.

2.22.     “Permitted Assignee” shall have the meaning set forth in Section 12.3.

2.23.     “Prior Plan” shall mean the Company’s Amended and Restated 2006 Stock Incentive Plan.

2.24.     “Restricted Stock” shall mean any Share issued with the restriction that the holder may not sell, transfer, pledge or assign such Share and with such other restrictions as the Committee, in its sole discretion, may impose, which restrictions may lapse separately or in combination at such time or times, in installments or otherwise, as the Committee may deem appropriate.

2.25.     “Restricted Stock Award” shall have the meaning set forth in Section 7.1.

2.26.     “Restricted Stock Unit” means an Award that is valued by reference to a Share, which value may be paid to the Participant in Shares or cash as determined by the Committee in its sole discretion upon the satisfaction of vesting restrictions as the Committee may establish, which restrictions may lapse separately or in combination at such time or times, in installments or otherwise, as the Committee may deem appropriate.

2.27.     “Restricted Stock Unit Award” shall have the meaning set forth in Section 7.1.

2.28.     “SEC” means the Securities and Exchange Commission.

2.29.     “Shares” shall mean the shares of common stock of the Company, par value $.001 per share.

2.30.     “Stock Appreciation Right” shall mean the right granted to a Participant pursuant to Article 6.

2.31.     “Subsidiary” shall mean any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the relevant time each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

2.32.     Substitute Awards” shall mean Awards granted or Shares issued by the Company in assumption of, or in substitution or exchange for, awards previously granted, or the right or obligation to make future awards, in each case by a company acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines.

2.33.     “Vesting Period” shall mean the period of time specified by the Committee during which vesting restrictions for an Award are applicable.

3.            SHARES SUBJECT TO THE PLAN

3.1     Number of Shares. (a) Subject to adjustment as provided in Section 12.2 and 3.1(b) below, Shares authorized for Awards granted under the Plan on and after the Amendment Effective Date shall not exceed 4,087,092, which is calculated as follows: (i) 1,800,000 Shares, plus (ii) 2,287,092 Shares, which is the number of Shares available for grant of Awards under the Plan as of November 7, 2016, minus (iii) the number of Shares subject to Awards granted under the Plan after November 7, 2016 and prior to the Amendment Effective Date.

(b)     If (i) any Shares subject to an Award are forfeited, an Award expires or otherwise terminates without issuance of Shares, or an Award is settled for cash (in whole or in part) or otherwise does not result in the issuance of all or a portion of the Shares subject to such Award (except as described below with respect to stock settled Stock Appreciation Rights), such Shares shall, to the extent of such forfeiture, expiration, termination, cash settlement or non-issuance, again be available for grant under the Plan on a one-for-one basis and (ii) after December 31, 2011 any Shares subject to an award under the Prior Plan are forfeited, an award under the Prior Plan expires or otherwise terminates without issuance of such Shares, or an award under the Prior Plan is settled for cash (in whole or in part), or otherwise does not result in the issuance of all or a portion of the Shares subject to such award, then in each such case the Shares subject to the award under the Prior Plan shall, to the extent of such forfeiture, expiration, termination, cash settlement or non-issuance, again be available for grant under the Plan on a one-for-one basis.

(c)     The following Shares shall not be added to the Shares authorized for Awards granted under the Plan: (i) Shares tendered by the Participant or withheld by the Company in payment of the exercise price of an Option or an option under the Prior Plan, (ii) Shares tendered by the Participant or withheld by the Company to satisfy any tax withholding obligation with respect to any Awards granted under the Plan or awards granted under the Prior Plan, (iii) Shares subject to a Stock Appreciation Right or a stock appreciation right under the Prior Plan that are not issued in connection with its stock settlement on exercise thereof, and (iv) Shares reacquired by the Company on the open market or otherwise using cash proceeds from the exercise of Options or options under the Prior Plan.

(d)     Substitute Awards shall not reduce the Shares authorized for grant under the Plan or the applicable Limitations for grant to a Participant under Section 10.5, nor shall Shares subject to a Substitute Award again be available for Awards under the Plan as provided in paragraphs (b) and (c) above. Additionally, in the event that a company acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines has shares available under a pre-existing plan approved by stockholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the Shares authorized for grant under the Plan, subject to applicable stock exchange requirements.

3.2.     Character of Shares. Any Shares issued hereunder may consist, in whole or in part, of authorized and unissued shares, treasury shares or shares purchased in the open market or otherwise.

4.          ELIGIBILITY AND ADMINISTRATION

4.1.     Eligibility. Any Employee, Director or Consultant shall be eligible to be selected as a Participant.

4.2.     Administration. (a) The Plan shall be administered by the Committee. The Committee shall have full power and authority, subject to the provisions of the Plan and subject to such orders or resolutions not inconsistent with the provisions of the Plan as may from time to time be adopted by the Board, to: (i) select the Employees, Directors and Consultants to whom Awards may from time to time be granted hereunder; (ii) determine the type or types of Awards to be granted to each Participant hereunder; (iii) determine the number of Shares (or dollar value) to be covered by each Award granted hereunder; (iv) determine the terms and conditions, not inconsistent with the provisions of the Plan, of any Award granted hereunder; (v) determine whether, to what extent and under what circumstances Awards may be settled in cash, Shares or other property; (vi) determine whether, to what extent, and under what circumstances cash, Shares, other property and other amounts payable with respect to an Award made under the Plan shall be deferred either automatically or at the election of the Participant; (vii) determine whether, to what extent and under what circumstances any Award shall be canceled or suspended; (viii) interpret and administer the Plan and any instrument or agreement entered into under or in connection with the Plan, including any Award Agreement; (ix) correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent that the Committee shall deem desirable to carry it into effect; (x) establish such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; (xi) determine whether any Award, other than an Option or Stock Appreciation Right, will have Dividend Equivalents; and (xii) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan.

(b)     Decisions of the Committee shall be final, conclusive and binding on all persons or entities, including the Company, any Participant, and any Subsidiary. A majority of the members of the Committee may determine its actions, including fixing the time and place of its meetings.

(c)     To the extent not inconsistent with applicable law, including Section 162(m) of the Code with respect to Awards intended to comply with the performance-based compensation exception under Section 162(m), or the rules and regulations of the principal U.S. national securities exchange on which the Shares are traded), the Committee may (i) delegate to a committee of one or more directors of the Company any of the authority of the Committee under the Plan, including the right to grant, cancel or suspend Awards and (ii) authorize one or more executive officers to do one or more of the following with respect to Employees who are not directors or executive officers of the Company (A) designate Employees (including officers) to be recipients of Awards, (B) determine the number of Shares subject to such Awards to be received by such Employees and (C) cancel or suspend Awards to such Employees; provided that (x) any resolution of the Committee authorizing such officer(s) must specify the total number of Shares subject to Awards that such officer(s) may so award and (y) the Committee may not authorize any officer to designate himself or herself as the recipient of an Award.

5.            OPTIONS

5.1.     Grant. Options may be granted hereunder to Participants either alone or in addition to other Awards granted under the Plan. Any Option shall be subject to the terms and conditions of this Article and to such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall deem desirable.

5.2.     Award Agreements. All Options shall be evidenced by an Award Agreement in such form and containing such terms and conditions as the Committee shall determine which are not inconsistent with the provisions of the Plan. The terms and conditions of Options need not be the same with respect to each Participant. Granting an Option pursuant to the Plan shall impose no obligation on the recipient to exercise such Option. Any individual who is granted an Option pursuant to this Article may hold more than one Option granted pursuant to the Plan at the same time.

5.3.     Option Price. Other than in connection with Substitute Awards, the option price per each Share purchasable under any Option granted pursuant to this Article shall not be less than 100% of the Fair Market Value of one Share on the date of grant of such Option; provided, however, that in the case of an Incentive Stock Option granted to a Participant who, at the time of the grant, owns stock representing more than 10% of the voting power of all classes of stock of the Company or any Subsidiary, the option price per share shall be no less than 110% of the Fair Market Value of one Share on the date of grant..

5.4.     Option Term. The term of each Option shall be fixed by the Committee in its sole discretion; provided that no Option shall be exercisable after the expiration of ten (10) years from the date the Option is granted; provided, however, that the term of the Option shall not exceed five (5) years from the date the Option is granted in the case of an Incentive Stock Option granted to a Participant who, at the time of the grant, owns stock representing more than 10% of the voting power of all classes of stock of the Company or any Subsidiary. Notwithstanding the foregoing, in the event that on the last business day of the term of an Option the exercise of the Option, other than an Incentive Stock Option, is prohibited by applicable law, the term shall be extended for a period of thirty (30) days following the end of the legal prohibition, black-out period or lock-up agreement.

5.5.     Exercise of Options. (a) The Award Agreement shall specify when Options vest and become exercisable. Vested Options granted under the Plan shall be exercised by the Participant (or by a Permitted Assignee thereof or the Participant’s executors, administrators, guardian or legal representative, to the extent provided in an Award Agreement) as to all or part of the Shares covered thereby, by giving notice of exercise to the Company or its designated agent, specifying the number of Shares to be purchased. The notice of exercise shall be in such form, made in such manner, and shall comply with such other requirements consistent with the provisions of the Plan as the Committee may prescribe from time to time.

(b)     Unless otherwise provided in an Award Agreement, full payment of such purchase price shall be made at the time of exercise and shall be made (i) in cash or cash equivalents (including certified check or bank check or wire transfer of immediately available funds), (ii) by tendering previously acquired Shares (either actually or by attestation) valued at their then Fair Market Value, (iii) with the consent of the Committee, by delivery of other consideration having a Fair Market Value on the exercise date equal to the total purchase price, (iv) with the consent of the Committee, by withholding Shares otherwise issuable in connection with the exercise of the Option, (v) through any other method specified in an Award Agreement (including same-day sales through a broker), or (vi) any combination of any of the foregoing; provided, however, that the Participant must pay in cash an amount not less than the aggregate par value (if any) of the Shares being acquired. The notice of exercise, accompanied by such payment, shall be delivered to the Company at its principal business office or such other office as the Committee may from time to time direct, and shall be in such form, containing such further provisions consistent with the provisions of the Plan, as the Committee may from time to time prescribe. In no event may any Option granted hereunder be exercised for a fraction of a Share.

(c)     Notwithstanding the foregoing, an Award Agreement may provide that if on the last day of the term of an Option the Fair Market Value of one Share exceeds the option price per Share, the Participant has not exercised the Option (or a tandem Stock Appreciation Right, if applicable) and the Option has not expired, the Option shall be deemed to have been exercised by the Participant on such day with payment made by withholding Shares otherwise issuable in connection with the exercise of the Option. In such event, the Company shall deliver to the Participant the number of Shares for which the Option was deemed exercised, less the number of Shares required to be withheld for the payment of the total purchase price and required withholding taxes; provided, however, any fractional Share shall be settled in cash.

5.6.     Form of Settlement. In its sole discretion, the Committee may provide that the Shares to be issued upon an Option's exercise shall be in the form of Restricted Stock or other similar securities.

5.7.     Incentive Stock Options. The Committee may grant Incentive Stock Options to any employee of the Company or any Subsidiary, subject to the requirements of Section 422 of the Code. Solely for purposes of determining whether Shares are available for the grant of Incentive Stock Options under the Plan, the maximum aggregate number of Shares that may be issued pursuant to Incentive Stock Options granted under the Plan shall be the number of Shares authorized for grant of Awards as of the Amendment Effective Date as set forth in Section 3.1(a), subject to adjustment as provided in Section 12.2.

6.            STOCK APPRECIATION RIGHTS

6.1.     Grant. The Committee may grant Stock Appreciation Rights (a) in tandem with all or part of any Option granted under the Plan or at any subsequent time during the term of such Option, (b) in tandem with all or part of any Award (other than an Option) granted under the Plan or at any subsequent time during the term of such Award, or (c) without regard to any Option or other Award in each case upon such terms and conditions as the Committee may establish in its sole discretion.

6.2.     Terms and Conditions. Stock Appreciation Rights shall be subject to such terms and conditions, not inconsistent with the provisions of the Plan, as shall be determined from time to time by the Committee, including the following:

(a)     When Stock Appreciation Rights vest and become exercisable.

(b)     Upon the exercise of a Stock Appreciation Right, the holder shall have the right to receive the excess of (i) the Fair Market Value of one Share on the date of exercise (or such amount less than such Fair Market Value as the Committee shall so determine at any time during a specified period before the date of exercise) over (ii) the grant price of the Stock Appreciation Right.

(c)     The Committee shall determine in its sole discretion whether payment on exercise of a Stock Appreciation Right shall be made in cash, in whole Shares or other property, or any combination thereof.

(d)     The terms and conditions of Stock Appreciation Rights need not be the same with respect to each recipient.

(e)     The Committee may impose such other terms and conditions on the exercise of any Stock Appreciation Right, as it shall deem appropriate. A Stock Appreciation Right shall (i) have a grant price per Share of not less than the Fair Market Value of one Share on the date of grant or, if applicable, on the date of grant of an Option with respect to a Stock Appreciation Right granted in exchange for or in tandem with, but subsequent to, the Option (subject to the requirements of Section 409A of the Code) except in the case of Substitute Awards or in connection with an adjustment provided in Section 12.2, and (ii) have a term not greater than ten (10) years. Notwithstanding clause (ii) of the preceding sentence, in the event that on the last business day of the term of a Stock Appreciation Right the exercise of the Stock Appreciation Right is prohibited by applicable law, the term shall be extended for a period of thirty (30) days following the end of the legal prohibition.

(f)     An Award Agreement may provide that if on the last day of the term of a Stock Appreciation Right the Fair Market Value of one Share exceeds the grant price per Share of the Stock Appreciation Right, the Participant has not exercised the Stock Appreciation Right or the tandem Option (if applicable), and the Stock Appreciation Right has not otherwise expired, the Stock Appreciation Right shall be deemed to have been exercised by the Participant on such day. In such event, the Company shall make payment to the Participant in accordance with this Section, reduced by the number of Shares (or cash) required for withholding taxes; any fractional Share shall be settled in cash.

7.            RESTRICTED STOCK AND RESTRICTED STOCK UNITS

7.1.     Grants. Awards of Restricted Stock and of Restricted Stock Units may be granted hereunder to Participants either alone or in addition to other Awards granted under the Plan (a “Restricted Stock Award” or “Restricted Stock Unit Award” respectively), and such Restricted Stock Awards and Restricted Stock Unit Awards shall also be available as a form of payment of Performance Awards and other earned cash-based incentive compensation. A Restricted Stock Award or Restricted Stock Unit Award shall be subject to vesting restrictions during the Vesting Period as may be specified by the Committee, subject to Section 12.6. The Committee has absolute discretion to determine whether any consideration (other than services) is to be received by the Company or any Subsidiary as a condition precedent to the grant of Restricted Stock or Restricted Stock Units, subject to such minimum consideration as may be required by applicable law.

7.2.     Award Agreements. The terms of any Restricted Stock Award or Restricted Stock Unit Award granted under the Plan shall be set forth in an Award Agreement which shall contain provisions determined by the Committee and not inconsistent with the Plan. The terms of Restricted Stock Awards and Restricted Stock Unit Awards need not be the same with respect to each Participant

7.3.     Rights of Holders of Restricted Stock and Restricted Stock Units. Unless otherwise provided in the Award Agreement, beginning on the date of grant of the Restricted Stock Award and subject to execution of the Award Agreement, the Participant shall become a stockholder of the Company with respect to all Shares subject to the Award Agreement and shall have all of the rights of a stockholder, including the right to vote such Shares and the right to receive distributions made with respect to such Shares, except as otherwise provided in this Section. A Participant who holds a Restricted Stock Unit Award shall only have those rights specifically provided for in the Award Agreement; provided, however, in no event shall the Participant have voting rights with respect to such Award. Except as otherwise provided in an Award Agreement, any Shares or any other property distributed as a dividend or otherwise with respect to any Restricted Stock Award or Restricted Stock Unit Award as to which the restrictions have not yet lapsed shall be subject to the same restrictions as such Restricted Stock Award or Restricted Stock Unit Award, and the Committee shall have the sole discretion to determine whether, if at all, any cash-denominated amount that is subject to such restrictions shall earn interest and at what rate. Notwithstanding the provisions of this Section, cash dividends, stock and any other property (other than cash) distributed as a dividend or otherwise with respect to any Restricted Stock Award or Restricted Stock Unit Award that vests based on achievement of performance goals shall either (i) not be paid or credited or (ii) be accumulated, shall be subject to restrictions and risk of forfeiture to the same extent as the Restricted Stock or Restricted Stock Units with respect to which such cash, stock or other property has been distributed and shall be paid at the time such restrictions and risk of forfeiture lapse.

7.4     Issuance of Shares. Any Restricted Stock granted under the Plan may be evidenced in such manner as the Board may deem appropriate, including book-entry registration or issuance of a stock certificate or certificates, which certificate or certificates shall be held by the Company. Such book entry registration, certificate or certificates shall be registered in the name of the Participant and shall bear an appropriate legend referring to the restrictions applicable to such Restricted Stock.

8.            OTHER SHARE-BASED AWARDS

8.1.     Grants. Other Awards of Shares and other Awards that are valued in whole or in part by reference to, or are otherwise based on, Shares or other property (“Other Share-Based Awards”), including deferred stock units, may be granted hereunder to Participants either alone or in addition to other Awards granted under the Plan. Other Share-Based Awards shall also be available as a form of payment of other Awards granted under the Plan and other earned cash-based compensation.

8.2.     Award Agreements. The terms of Other Share-Based Awards granted under the Plan shall be set forth in an Award Agreement which shall contain provisions determined by the Committee (including without limitation vesting restrictions during the Vesting Period, subject to Section 12.6) and not inconsistent with the Plan. The terms of such Awards need not be the same with respect to each Participant. Notwithstanding the provisions of this Section, Dividend Equivalents with respect to the Shares covered by an Other Share-Based Award that vests based on achievement of performance goals shall be subject to restrictions and risk of forfeiture to the same extent as the Shares covered by an Other Share-Based Award with respect to which such cash, stock or other property has been distributed.

8.3.     Payment. Except as may be provided in an Award Agreement, Other Share-Based Awards may be paid in cash, Shares, other property, or any combination thereof, in the sole discretion of the Committee. Other Share-Based Awards may be paid in a lump sum or in installments or, in accordance with procedures established by the Committee, on a deferred basis subject to the requirements of Section 409A of the Code.

8.4.     Deferral of Director Fees. Directors shall, if determined by the Board, receive Other Share-Based Awards in the form of deferred stock units in lieu of all or a portion of their annual retainer. In addition Directors may elect to receive Other Share-Based Awards in the form of deferred stock units in lieu of all or a portion of their annual and committee retainers and annual meeting fees, subject to the discretion of the Committee and provided that such election is made in accordance with the requirements of Section 409A of the Code. The Committee shall, in its absolute discretion, establish such rules and procedures as it deems appropriate for such elections and for payment in deferred stock units.

9.            PERFORMANCE AWARDS

9.1.     Grants. Performance Awards in the form of Performance Cash, Performance Shares or Performance Units, as determined by the Committee in its sole discretion, may be granted hereunder to Participants, for no consideration or for such minimum consideration as may be required by applicable law, either alone or in addition to other Awards granted under the Plan. The performance goals to be achieved for each Performance Period shall be conclusively determined by the Committee and may be based upon the criteria set forth in Section 10.2 or such other criteria as determined by the Committee in its discretion.

9.2.     Award Agreements. The terms of any Performance Award granted under the Plan shall be set forth in an Award Agreement (or, if applicable, in a resolution duly adopted by the Committee) which shall contain provisions determined by the Committee and not inconsistent with the Plan, including whether such Awards shall have Dividend Equivalents. The terms of Performance Awards need not be the same with respect to each Participant.

9.3.     Terms and Conditions. The performance criteria to be achieved during any Performance Period and the length of the Performance Period shall be determined by the Committee upon the grant of each Performance Award, subject to Section 12.6. The amount of the Award to be distributed shall be conclusively determined by the Committee.

9.4.     Payment. Except as provided in Article 11, as provided by the Committee or as may be provided in an Award Agreement, Performance Awards will be distributed only after the end of the relevant Performance Period. Performance Awards may be paid in cash, Shares, other property, or any combination thereof, in the sole discretion of the Committee. Performance Awards may be paid in a lump sum or in installments following the close of the Performance Period or, in accordance with procedures established by the Committee, on a deferred basis subject to the requirements of Section 409A of the Code.

10.          CODE SECTION 162(m) PROVISIONS

10.1.     Covered Employees. Notwithstanding any other provision of the Plan, if the Committee determines at the time a Restricted Stock Award, a Restricted Stock Unit Award, a Performance Award or an Other Share-Based Award is granted to a Participant who is, or is likely to be, as of the end of the tax year in which the Company would claim a tax deduction in connection with such Award, a Covered Employee, then the Committee may provide that this Article 10 is applicable to such Award.

10.2.     Performance Criteria. If the Committee determines that a Restricted Stock Award, a Restricted Stock Unit, a Performance Award or an Other Share-Based Award is intended to be subject to this Article 10, the lapsing of restrictions thereon and the distribution of cash, Shares or other property pursuant thereto, as applicable, shall be subject to the achievement of one or more objective performance goals established by the Committee, which shall be based on the attainment of specified levels of one or any combination of the following: sales (including comparable sales); net sales; return on sales; revenue, net revenue, product revenue or system-wide revenue (including growth of such revenue measures); operating income (before or after taxes); pre- or after-tax income or loss (before or after allocation of corporate overhead and bonus); earnings or loss per share; net income or loss (before or after taxes); return on equity; total stockholder return; return on assets or net assets; appreciation in and/or maintenance of the price of the Shares or any other publicly-traded securities of the Company; market share; gross profits; gross or net profit margin; gross profit growth; net operating profit (before or after taxes); operating earnings; earnings or losses or net earnings or losses (including earnings or losses before taxes, before interest and taxes, or before interest, taxes, depreciation and amortization); economic value-added models or equivalent metrics; comparisons with various stock market indices; reductions in costs; cash flow (including operating cash flow and free cash flow) or cash flow per share (before or after dividends); return on capital (including return on total capital or return on invested capital); cash flow return on investment; cash flow return on capital; improvement in or attainment of expense levels or working capital levels, including cash, inventory and accounts receivable; general and administrative expense savings; inventory control; operating margin; gross margin; year-end cash; cash margin; debt reduction; stockholders equity; operating efficiencies; cost reductions or savings; market share; customer satisfaction; customer growth; employee satisfaction; productivity or productivity ratios; regulatory achievements (including submitting or filing applications or other documents with regulatory authorities or receiving approval of any such applications or other documents; strategic partnerships or transactions (including in-licensing and out-licensing of intellectual property; establishing relationships with commercial entities with respect to the marketing, distribution and sale of the Company’s products (including with group purchasing organizations, distributors and other vendors); supply chain achievements (including establishing relationships with manufacturers or suppliers of component materials and manufacturers of the Company’s products); co-development, co-marketing, profit sharing, joint venture or other similar arrangements); financial ratios, including those measuring liquidity, activity, profitability or leverage; cost of capital or assets under management; financing and other capital raising transactions (including sales of the Company’s equity or debt securities; debt level year-end cash position; book value; factoring transactions; competitive market metrics; timely completion of new product roll-outs; timely launch of new facilities (such as new store openings, gross or net); sales or licenses of the Company’s assets, including its intellectual property, whether in a particular jurisdiction or territory or globally; or through partnering transactions); royalty income; implementation, completion or attainment of measurable objectives with respect to research, development, manufacturing, commercialization, products or projects, production volume levels, acquisitions and divestitures, succession and hiring projects, reorganization and other corporate transactions, expansions of specific business operations and meeting divisional or project budgets; factoring transactions; and recruiting and maintaining personnel. Any performance goals that are financial metrics, may be determined in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”), or may be adjusted when established to include or exclude any items otherwise includable or excludable under GAAP. Such performance goals also may be based solely by reference to the Company’s performance or the performance of a Subsidiary, division, business segment or business unit of the Company, or based upon the performance of the Company relative to performance of other companies or upon comparisons of any of the indicators of Company performance relative to performance of other companies. The Committee may also exclude charges related to an event or occurrence which the Committee determines should appropriately be excluded, including (a) restructurings, discontinued operations, unusual or infrequently occurring items, and other unusual or non-recurring charges, (b) an event either not directly related to the operations of the Company or not within the reasonable control of the Company’s management, or (c) the cumulative effects of tax or accounting changes in accordance with GAAP. Such performance goals (and any exclusions) shall be set by the Committee within the time period prescribed by, and shall otherwise comply with the requirements of, Section 162(m) of the Code, and the regulations thereunder.

10.3.     Adjustments. Notwithstanding any provision of the Plan (other than Article 11), with respect to any Restricted Stock Award, Restricted Stock Unit Award, Performance Award or Other Share-Based Award that is subject to this Section 10, the Committee may adjust downwards, but not upwards, the amount payable pursuant to such Award, and the Committee may not waive the achievement of the applicable performance goals except in the case of the death or disability of the Participant or as otherwise determined by the Committee in special circumstances and in accordance with Code Section 162(m), if applicable.

10.4.     Restrictions. The Committee shall have the power to impose such other restrictions on Awards subject to this Article as it may deem necessary or appropriate to ensure that such Awards satisfy all requirements for “performance-based compensation” within the meaning of Section 162(m) of the Code.

10.5.     Limitations on Grants to Individual Participants. (a) Subject to adjustment as provided in Section 12.2, no Employee may (i) be granted Options or Stock Appreciation Rights during any 12-month period with respect to more than 5,000,000 Shares and (ii) earn more than 2,500,000 Shares for each twelve (12) months in the vesting period or Performance Period with respect to Restricted Stock Awards, Restricted Stock Unit Awards, Performance Awards and/or Other Share-Based Awards that are granted in a single calendar year and are intended to comply with the performance-based exception under Code Section 162(m) and are denominated in Shares. During any calendar year, no Employee may be granted Performance Awards that are intended to comply with the performance-based exception under Code Section 162(m) and are denominated in cash under which more than $10,000,000 may be earned for each twelve (12) months in the Performance Period. For dividends and Dividend Equivalents that are intended to comply with the performance-based exception under Code Section 162(m), the maximum amount of dividends and Dividend Equivalents that any Employee may accrue for each twelve (12) months in the vesting period or Performance Period with respect to Restricted Stock Awards, Restricted Stock Unit Awards, Performance Awards and/or Other Share-Based Awards granted to any individual Employee under the Plan may not exceed $500,000. If an Award is cancelled, the cancelled Award shall continue to be counted toward the applicable limitation in this section.

(b)     The maximum grant date value of Shares subject to Awards granted to any Director during any calendar year, taken together with any cash fees payable to such Director for services rendered during such calendar year, shall not exceed $500,000 in total value. For purposes of this limit, the value of such Awards shall be calculated based on the grant date fair value of such Awards for financial reporting purposes.

11.          CHANGE IN CONTROL PROVISIONS

11.1.     Impact on Certain Awards. Unless otherwise provided in an Award Agreement, the Committee shall have the right to provide that in the event of a Change in Control of the Company (as defined in Section 11.3): (i) Options and Stock Appreciation Rights outstanding as of the date of the Change in Control shall be cancelled and terminated without payment if the Fair Market Value of one Share as of the date of the Change in Control is less than the per Share Option exercise price or Stock Appreciation Right grant price, and (ii) all Performance Awards shall be (x) considered to be earned and payable based on achievement of performance goals or based on target performance (either in full or pro rata based on the portion of Performance Period completed as of the date of the Change in Control), and any limitations or other restrictions shall lapse and such Performance Awards shall be immediately settled or distributed or (y) converted into Restricted Stock or Restricted Stock Unit Awards based on achievement of performance goals or based on target performance (either in full or pro rata based on the portion of Performance Period completed as of the date of the Change in Control) that are subject to Section 11.2.

11.2.     Assumption or Substitution of Certain Awards. (a) Unless otherwise provided in an Award Agreement, in the event of a Change in Control of the Company in which the successor company assumes or substitutes for an Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award or Other Share-Based Award (or in which the Company is the ultimate parent corporation and continues the Award), if a Participant’s employment with such successor company (or the Company) or a subsidiary thereof terminates within 24 months following such Change in Control (or such other period set forth in the Award Agreement, including prior thereto if applicable) and under the circumstances specified in the Award Agreement: (i) Options and Stock Appreciation Rights outstanding as of the date of such termination of employment will immediately vest, become fully exercisable, and may thereafter be exercised for 24 months (or the period of time set forth in the Award Agreement), (ii) the restrictions, limitations and other conditions applicable to Restricted Stock and Restricted Stock Units outstanding as of the date of such termination of employment shall lapse and the Restricted Stock and Restricted Stock Units shall become free of all restrictions, limitations and conditions and become fully vested, and (iii) the restrictions, limitations and other conditions applicable to any Other Share-Based Awards or any other Awards shall lapse, and such Other Share-Based Awards or such other Awards shall become free of all restrictions, limitations and conditions and become fully vested and transferable to the full extent of the original grant. For the purposes of this Section 11.2, an Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award or Other Share-Based Award shall be considered assumed or substituted for if following the Change in Control the Award confers the right to purchase or receive, for each Share subject to the Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award or Other Share-Based Award immediately prior to the Change in Control, the consideration (whether stock, cash or other securities or property) received in the transaction constituting a Change in Control by holders of Shares for each Share held on the effective date of such transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the transaction constituting a Change in Control is not solely common stock of the successor company, the Committee may, with the consent of the successor company, provide that the consideration to be received upon the exercise or vesting of an Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award or Other Share-Based Award, for each Share subject thereto, will be solely common stock of the successor company with a fair market value substantially equal to the per Share consideration received by holders of Shares in the transaction constituting a Change in Control. The determination of whether fair market value is substantial equal shall be made by the Committee in its sole discretion and its determination shall be conclusive and binding.

(b)     Unless otherwise provided in an Award Agreement, in the event of a Change in Control of the Company to the extent the successor company does not assume or substitute for an Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award or Other Share-Based Award (or in which the Company is the ultimate parent corporation and does not continue the Award), then immediately prior to the Change in Control: (i) those Options and Stock Appreciation Rights outstanding as of the date of the Change in Control that are not assumed or substituted for (or continued) shall immediately vest and become fully exercisable, (ii) restrictions, limitations and other conditions applicable to Restricted Stock and Restricted Stock Units that are not assumed or substituted for (or continued) shall lapse and the Restricted Stock and Restricted Stock Units shall become free of all restrictions, limitations and conditions and become fully vested, and (iii) the restrictions, other limitations and other conditions applicable to any Other Share-Based Awards or any other Awards that are not assumed or substituted for (or continued) shall lapse, and such Other Share-Based Awards or such other Awards shall become free of all restrictions, limitations and conditions and become fully vested and transferable to the full extent of the original grant.

(c)     The Committee, in its discretion, may determine that, upon the occurrence of a Change in Control of the Company, each Option and Stock Appreciation Right outstanding shall terminate within a specified number of days after notice to the Participant, and/or that each Participant shall receive, with respect to each Share subject to such Option or Stock Appreciation Right, an amount equal to the excess of the Fair Market Value of such Share immediately prior to the occurrence of such Change in Control over the exercise price per Share of such Option and/or Stock Appreciation Right; such amount to be payable in cash, in one or more kinds of stock or property (including the stock or property, if any, payable in the transaction) or in a combination thereof, as the Committee, in its discretion, shall determine.

11.3.     Change in Control. For purposes of the Plan, unless otherwise provided in an Award Agreement, Change in Control means the occurrence of any one of the following events:

(a)     During any twenty-four (24) month period, individuals who, as of the beginning of such period, constitute the Board (the “Incumbent Directors”) cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to the beginning of such period whose election or nomination for election was approved by a vote of at least a majority of the Incumbent Directors then on the Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director, without written objection to such nomination) shall be an Incumbent Director; provided, however, that no individual initially elected or nominated as a director of the Company as a result of an actual or threatened election contest with respect to directors or as a result of any other actual or threatened solicitation of proxies by or on behalf of any person other than the Board shall be deemed to be an Incumbent Director;

(b)     Any “person” (as such term is defined in the Exchange Act and as used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act) is or becomes a “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 30% or more of the combined voting power of the Company’s then outstanding securities eligible to vote for the election of the Board (the “Company Voting Securities”); provided, however, that the event described in this paragraph (b) shall not be deemed to be a Change in Control by virtue of any of the following acquisitions:  (i) by the Company or any Subsidiary, (ii) by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Subsidiary, (iii) by any underwriter temporarily holding securities pursuant to an offering of such securities, (iv) pursuant to a Non-Qualifying Transaction, as defined in paragraph (c), or (v) by any person of Company Voting Securities from the Company, if a majority of the Incumbent Board approves in advance the acquisition of beneficial ownership of 30% or more of Company Voting Securities by such person;

(c)     The consummation of a merger, consolidation, statutory share exchange or similar form of corporate transaction involving the Company or any of its Subsidiaries that requires the approval of the Company’s stockholders, whether for such transaction or the issuance of securities in the transaction (a “Business Combination”), unless immediately following such Business Combination: (i) more than 50% of the total voting power of (A) the corporation resulting from such Business Combination (the “Surviving Corporation”), or (B) if applicable, the ultimate parent corporation that directly or indirectly has beneficial ownership of 100% of the voting securities eligible to elect directors of the Surviving Corporation (the “Parent Corporation”), is represented by Company Voting Securities that were outstanding immediately prior to such Business Combination (or, if applicable, is represented by shares into which such Company Voting Securities were converted pursuant to such Business Combination), and such voting power among the holders thereof is in substantially the same proportion as the voting power of such Company Voting Securities among the holders thereof immediately prior to the Business Combination, (ii) no person (other than any employee benefit plan (or related trust) sponsored or maintained by the Surviving Corporation or the Parent Corporation), is or becomes the beneficial owner, directly or indirectly, of 30% or more of the total voting power of the outstanding voting securities eligible to elect directors of the Parent Corporation (or, if there is no Parent Corporation, the Surviving Corporation) and (iii) at least a majority of the members of the board of directors of the Parent Corporation (or, if there is no Parent Corporation, the Surviving Corporation) following the consummation of the Business Combination were Incumbent Directors at the time of the Board’s approval of the execution of the initial agreement providing for such Business Combination (any Business Combination which satisfies all of the criteria specified in (i), (ii) and (iii) above shall be deemed to be a “Non-Qualifying Transaction”); or

(d)     The stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or the consummation of a sale of all or substantially all of the Company’s assets.

Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any person acquires beneficial ownership of more than 30% of the Company Voting Securities as a result of the acquisition of Company Voting Securities by the Company which reduces the number of Company Voting Securities outstanding; provided, that if after such acquisition by the Company such person becomes the beneficial owner of additional Company Voting Securities that increases the percentage of outstanding Company Voting Securities beneficially owned by such person, a Change in Control of the Company shall then occur.

12.          GENERALLY APPLICABLE PROVISIONS

12.1.     Amendment and Termination of the Plan. The Board may, from time to time, alter, amend, suspend or terminate the Plan as it shall deem advisable, subject to any requirement for stockholder approval imposed by applicable law, including the rules and regulations of the principal U.S. national securities exchange on which the Shares are traded; provided that the Board may not amend the Plan in any manner that would result in noncompliance with Rule 16b-3 under the Exchange Act; and further provided that the Board may not, without the approval of the Company's stockholders, amend the Plan to (a) increase the number of Shares that may be the subject of Awards under the Plan (except for adjustments pursuant to Section 12.2), (b) expand the types of awards available under the Plan, (c) materially expand the class of persons eligible to participate in the Plan, (d) amend Section 5.3 or Section 6.2(f) to eliminate the requirements relating to minimum exercise price, minimum grant price and stockholder approval, (e) increase the maximum permissible term of any Option specified by Section 5.4 or the maximum permissible term of a Stock Appreciation Right specified by Section 6.2(e), or (f) increase any of the limitations in Section 10.5. The Board may not (except pursuant to Section 12.2 or in connection with a Change in Control), without the approval of the Company’s stockholders, (i) amend the terms of outstanding Options or Stock Appreciation Rights to reduce the exercise price of such outstanding Options or grant price of such outstanding Stock Appreciation Rights; (ii) cancel outstanding Options or Stock Appreciation Rights in exchange for Options or Stock Appreciation Rights with an exercise price or grant price, as applicable, that is less than the exercise price or grant price, as applicable, of the original Options or Stock Appreciation Rights; or (iii) cancel outstanding Options or Stock Appreciation Rights with an exercise price or grant price, as applicable, above the Fair Market Value of one Share in exchange for cash or other securities. In addition, no amendments to, or termination of, the Plan shall impair the rights of a Participant in any material respect under any Award previously granted without such Participant's consent.

12.2.     Adjustments. In the event of any merger, reorganization, consolidation, recapitalization, dividend or distribution (whether in cash, shares or other property, other than a regular cash dividend), stock split, reverse stock split, spin-off or similar transaction or other change in corporate structure affecting the Shares or the value thereof, such adjustments and other substitutions shall be made to the Plan and to Awards in a manner the Committee deems equitable or appropriate taking into consideration the accounting and tax consequences, including such adjustments in the aggregate number, class and kind of securities that may be delivered under the Plan, the limitations in Section 10.5 (other than to Awards denominated in cash), the maximum number of Shares that may be issued pursuant to Incentive Stock Options and, in the aggregate or to any Participant, in the number, class, kind and option or exercise price of securities subject to outstanding Awards granted under the Plan (including, if the Committee deems appropriate, the substitution of similar options to purchase the shares of, or other awards denominated in the shares of, another company) as the Committee may determine to be appropriate; provided, however, that the number of Shares subject to any Award shall always be a whole number.

12.3.     Transferability of Awards. Except as provided below, no Award and no Shares that have not been issued or as to which any applicable restriction, performance or deferral period has not lapsed, may be sold, assigned, transferred, pledged or otherwise encumbered, other than by will or the laws of descent and distribution, and such Award may be exercised during the life of the Participant only by the Participant or the Participant’s guardian or legal representative. To the extent and under such terms and conditions as determined by the Committee, a Participant may assign or transfer an Award without consideration (each transferee thereof, a “Permitted Assignee”) (i) to the Participant’s spouse, children or grandchildren (including any adopted and step children or grandchildren), parents, grandparents or siblings, (ii) to a trust for the benefit of one or more of the Participant or the persons referred to in clause (i), (iii) to a partnership, limited liability company or corporation in which the Participant or the persons referred to in clause (i) are the only partners, members or stockholders or (iv) for charitable donations; provided that such Permitted Assignee shall be bound by and subject to all of the terms and conditions of the Plan and the Award Agreement relating to the transferred Award and shall execute an agreement satisfactory to the Company evidencing such obligations; and provided further that such Participant shall remain bound by the terms and conditions of the Plan. The Company shall cooperate with any Permitted Assignee and the Company’s transfer agent in effectuating any transfer permitted under this Section.

 12.4.     Termination of Employment or Services. The Committee shall determine and set forth in each Award Agreement whether any Awards granted in such Award Agreement will continue to be exercisable, continue to vest or be earned and the terms of such exercise, vesting or earning, on and after the date that a Participant ceases to be employed by or to provide services to the Company or any Subsidiary (including as a Director), whether by reason of death, disability, voluntary or involuntary termination of employment or services, or otherwise. The date of termination of a Participant’s employment or services will be determined by the Committee, which determination will be final.

12.5.     Deferral; Dividend Equivalents. The Committee shall be authorized to establish procedures pursuant to which the payment of any Award may be deferred. Subject to the provisions of the Plan and any Award Agreement, the recipient of an Award other than an Option or Stock Appreciation Right may, if so determined by the Committee, be entitled to receive, currently or on a deferred basis, amounts equivalent to cash, stock or other property dividends on Shares (“Dividend Equivalents”) with respect to the number of Shares covered by the Award, as determined by the Committee, in its sole discretion. The Committee may provide that the Dividend Equivalents (if any) shall be deemed to have been reinvested in additional Shares or otherwise reinvested and may provide that the Dividend Equivalents are subject to the same vesting or performance conditions as the underlying Award. Notwithstanding the foregoing, Dividend Equivalents credited in connection with an Award that vests based on the achievement of performance goals shall be subject to restrictions and risk of forfeiture to the same extent as the Award with respect to which such Dividend Equivalents have been credited.

12.6     Vesting Limitations. (a) Restricted Stock Awards, Restricted Stock Unit Awards, Other Share-Based Awards and Performance Awards payable in Shares granted under the Plan shall vest over a period that is not less than one (1) year from the date of grant. Notwithstanding the foregoing, subject to any adjustments made in accordance with Section 12.2, up to 5% of the aggregate Share limit set forth in Section 3.1(a) may vest (in full or in part) in less than one year from their date of grant.

(b)     The Committee shall have the authority to accelerate vesting in connection with a Participant’s death, retirement, disability, in the event of a Change in Control or a corporate transaction or event described in Section 12.2, or in other circumstances as the Committee deems appropriate.

13.          MISCELLANEOUS

13.1.     Award Agreements. Each Award Agreement shall either be (a) in writing in a form approved by the Committee and executed by the Company by an officer duly authorized to act on its behalf, or (b) an electronic notice in a form approved by the Committee and recorded by the Company (or its designee) in an electronic recordkeeping system used for the purpose of tracking one or more types of Awards as the Committee may provide; in each case and if required by the Committee, the Award Agreement shall be executed or otherwise electronically accepted by the recipient of the Award in such form and manner as the Committee may require. The Committee may authorize any officer of the Company to execute any or all Award Agreements on behalf of the Company. The Award Agreement shall set forth the material terms and conditions of the Award as established by the Committee consistent with the provisions of the Plan.

13.2.     Tax Withholding. The Company shall have the right to make all payments or distributions pursuant to the Plan to a Participant (or a Permitted Assignee thereof) net of any applicable federal, state and local taxes required to be paid or withheld as a result of (a) the grant of any Award, (b) the exercise of an Option or Stock Appreciation Right, (c) the delivery of Shares or cash, (d) the lapse of any restrictions in connection with any Award or (e) any other event occurring pursuant to the Plan. The Company or any Subsidiary shall have the right to withhold from wages or other amounts otherwise payable to a Participant (or Permitted Assignee) such withholding taxes as may be required by law, or to otherwise require the Participant (or Permitted Assignee) to pay such withholding taxes. If the Participant (or Permitted Assignee) shall fail to make such tax payments as are required, the Company or its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to such Participant (or Permitted Assignee) or to take such other action as may be necessary to satisfy such withholding obligations. If the Committee deems it appropriate, the Committee shall be authorized to establish procedures for election by Participants (or Permitted Assignee) to satisfy such obligation for the payment of such taxes by tendering previously acquired Shares (either actually or by attestation, valued at their then Fair Market Value), or by directing the Company to retain Shares otherwise deliverable in connection with the Award.

13.3.     Right of Discharge Reserved; Claims to Awards. Nothing in the Plan nor the grant of an Award hereunder shall confer upon any Employee, Director or Consultant the right to continue in the employment or service of the Company or any Subsidiary or affect any right that the Company or any Subsidiary may have to terminate the employment or service of (or to demote or to exclude from future Awards under the Plan) any such Employee, Director or Consultant at any time for any reason. The Company shall not be liable for the loss of existing or potential profit from an Award granted in the event of termination of an employment or other relationship. No Employee, Director or Consultant shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Employees, Directors or Consultants under the Plan.

13.4.     Substitute Awards. Notwithstanding any other provision of the Plan, the terms of Substitute Awards may vary from the terms set forth in the Plan to the extent the Committee deems appropriate to conform, in whole or in part, to the provisions of the awards in substitution for which they are granted.

13.5.     Cancellation of Award; Forfeiture of Gain.

(a)      All Awards granted under the Plan shall be subject to any applicable clawback or recoupment policies, share trading policies and other policies that may be implemented by the Board from time to time, or as required by law, regulation, or rules of an applicable stock exchange.

(b)     Notwithstanding anything to the contrary contained herein, an Award Agreement may provide that:

(i)      In the event of a restatement of the Company’s financial statements, the Committee shall have the right to review any Award, the amount, payment or vesting of which was based on an entry in the financial statements that are the subject of the restatement. If the Committee determines, based on the results of the restatement, that a lesser amount or portion of an Award should have been paid or vested, it may (x) cancel all or any portion of any outstanding Awards and (y) require the Participant or other person to whom any payment has been made or shares or other property have been transferred in connection with the Award to forfeit and pay over to the Company, on demand, all or any portion of the gain (whether or not taxable) realized upon the exercise of any Option or Stock Appreciation Right and the value realized (whether or not taxable) on the vesting or payment of any other Award during the period beginning twelve months preceding the date of the restatement and ending with the date of cancellation of any outstanding Awards.

(ii)      If the Participant, without the consent of the Company, while employed by or providing services to the Company or any Subsidiary or after termination of such employment or service, violates a non-competition, non-solicitation or non-disclosure covenant or agreement or otherwise engages in activity that is in conflict with or adverse to the interest of the Company or any Subsidiary, as determined by the Committee in its sole discretion, then (x) any outstanding, vested or unvested, earned or unearned portion of the Award may, at the Committee’s discretion, be canceled and (y) the Committee, in its discretion, may require the Participant or other person to whom any payment has been made or Shares or other property have been transferred in connection with the Award to forfeit and pay over to the Company, on demand, all or any portion of the gain (whether or not taxable) realized upon the exercise of any Option or Stock Appreciation Right and the value realized (whether or not taxable) on the vesting or payment of any other Award during the time period specified in the Award Agreement.

13.6.     Stop Transfer Orders. All certificates for Shares delivered under the Plan pursuant to any Award shall be subject to such stop-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the SEC, any stock exchange upon which the Shares are then listed, and any applicable federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

13.7.     Nature of Payments. All Awards made pursuant to the Plan are in consideration of services performed or to be performed for the Company or any Subsidiary, division or business unit of the Company or a Subsidiary. Any income or gain realized pursuant to Awards under the Plan constitutes a special incentive payment to the Participant and shall not be taken into account, to the extent permissible under applicable law, as compensation for purposes of any of the employee benefit plans of the Company or any Subsidiary except as may be determined by the Committee or by the Board or board of directors of the applicable Subsidiary.

13.8.     Other Plans. Nothing contained in the Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

13.9.     Severability. The provisions of the Plan shall be deemed severable. If any provision of the Plan shall be held unlawful or otherwise invalid or unenforceable in whole or in part by a court of competent jurisdiction or by reason of change in a law or regulation, such provision shall (a) be deemed limited to the extent that such court of competent jurisdiction deems it lawful, valid and/or enforceable and as so limited shall remain in full force and effect, and (b) not affect any other provision of the Plan or part thereof, each of which shall remain in full force and effect. If the making of any payment or the provision of any other benefit required under the Plan shall be held unlawful or otherwise invalid or unenforceable by a court of competent jurisdiction or any governmental regulatory agency, or impermissible under the rules of any securities exchange on which the Shares are listed, such unlawfulness, invalidity, unenforceability or impermissibility shall not prevent any other payment or benefit from being made or provided under the Plan, and if the making of any payment in full or the provision of any other benefit required under the Plan in full would be unlawful or otherwise invalid or impermissible, then such unlawfulness, invalidity, unenforceability or impermissibility shall not prevent such payment or benefit from being made or provided in part, to the extent that it would not be unlawful, invalid, unenforceable or impermissible and the maximum payment or benefit that would not be unlawful, invalid, unenforceable or impermissible shall be made or provided under the Plan.

13.10.     Construction. As used in the Plan, the words “include” and “including,” and variations thereof, shall not be deemed to be terms of limitation, but rather shall be deemed to be followed by the words “without limitation.”

13.11.     Unfunded Status of the Plan. The Plan is intended to constitute an “unfunded” plan for incentive compensation. With respect to any payments not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver the Shares or payments in lieu of or with respect to Awards hereunder; provided, however, that the existence of such trusts or other arrangements is consistent with the unfunded status of the Plan.

13.12.     Governing Law. The Plan and all determinations made and actions taken thereunder, to the extent not otherwise governed by the Code or the laws of the United States, shall be governed by the laws of the State of Delaware, without reference to principles of conflict of laws, and construed accordingly.

13.13.     Effective Date of Plan; Termination of Plan. The Plan was first effective on June 1, 2012 and this amendment and restatement is effective of the Amendment Effective Date, which is the date of the approval of this amended and restated Plan by the holders of the shares entitled to vote at a duly constituted meeting of the stockholders of the Company. Awards may be granted under the Plan at any time and from time to time on or prior to the tenth anniversary of the Amendment Effective Date, on which date the Plan will expire except as to Awards then outstanding under the Plan; provided, however, in no event may an Incentive Stock Option be granted more than ten (10) years after the earlier of (i) the date of the adoption of this amended and restated Plan by the Board or (ii) the Amendment Effective Date. Such outstanding Awards shall remain in effect until they have been exercised or terminated, or have expired.

13.14.     Foreign Employees and Consultants. Awards may be granted to Participants who are foreign nationals or employed or providing services outside the United States, or both, on such terms and conditions different from those applicable to Awards to Employees or Consultants providing services in the United States as may, in the judgment of the Committee, be necessary or desirable in order to recognize differences in local law or tax policy. The Committee also may impose conditions on the exercise or vesting of Awards in order to minimize the Company's obligation with respect to tax equalization for Employees or Consultants on assignments outside their home country.

13.15.     Compliance with Section 409A of the Code. This Plan is intended to comply and shall be administered in a manner that is intended to comply with Section 409A of the Code and shall be construed and interpreted in accordance with such intent. To the extent that an Award or the payment, settlement or deferral thereof is subject to Section 409A of the Code, the Award shall be granted, paid, settled or deferred in a manner that will comply with Section 409A of the Code, including regulations or other guidance issued with respect thereto, except as otherwise determined by the Committee. Any provision of this Plan that would cause the grant of an Award or the payment, settlement or deferral thereof to fail to satisfy Section 409A of the Code shall be amended to comply with Section 409A of the Code on a timely basis, which may be made on a retroactive basis, in accordance with regulations and other guidance issued under Section 409A of the Code. Should any payments made in accordance with the Plan be determined to be payments from a nonqualified deferred compensation plan, as defined by Section 409A of the Code and are payable in connection with a Participant’s “separation from service” (as defined under Section 409A), that are not exempt from Section 409A of the Code as a short-term deferral or otherwise, these payments, to the extent otherwise payable within six (6) months after the Participant’s date of “separation from service,” will be paid in a lump sum on the earlier of the date that is six (6) months after the Participant’s date of “separation from service” or the date of the Participant’s death. For purposes of Section 409A of the Code, the payments to be made to a Participant in accordance with this Plan shall be treated as a right to a series of separate payments.

13.16.     No Registration Rights; No Right to Settle in Cash. The Company has no obligation to register with any governmental body or organization (including, without limitation, the SEC) any of (a) the offer or issuance of any Award, (b) any Shares issuable upon the exercise of any Award, or (c) the sale of any Shares issued upon exercise of any Award, regardless of whether the Company in fact undertakes to register any of the foregoing. In particular, in the event that any of (i) any offer or issuance of any Award, (ii) any Shares issuable upon exercise of any Award, or (iii) the sale of any Shares issued upon exercise of any Award are not registered with any governmental body or organization (including, without limitation, the SEC), the Company will not under any circumstance be required to settle its obligations, if any, under this Plan in cash.

13.17. Indemnity. To the extent allowable pursuant to applicable law, each member of the Committee or of the Board and any person to whom the Committee has delegated any of its authority under the Plan shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such person in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action or failure to act pursuant to the Plan and against and from any and all amounts paid by him or her in satisfaction of judgment in such action, suit, or proceeding against him or her; provided he or she gives the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled pursuant to the Company’s Certificate of Incorporation or By-laws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

13.18.     Captions. The captions in the Plan are for convenience of reference only, and are not intended to narrow, limit or affect the substance or interpretation of the provisions contained herein.

MEETME, INC.
100 Union Square Drive
New Hope, PA 18938

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THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR the following:

1. Election of Directors

	Nominees	For	Against	Abstain
1A	Jean Clifton	☐	☐	☐
1B	Geoffrey Cook	☐	☐	☐
1C	Ernesto Cruz	☐	☐	☐
1D	Spencer Rhodes	☐	☐	☐
1E	Jason Whitt	☐	☐	☐

The Board of Directors recommends you vote FOR proposals 2, 3 and 4.

NOTE: This proxy also delegates discretionary authority to the proxies to vote upon such other business as may properly come before the meeting.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

0000302393_1 R1.0.1.29

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Form 10-K, Notice & Proxy Statement, Form 10-K A is/are available at www.proxyvote.com.

MEETME, INC.
Annual Meeting of Stockholders
December 16, 2016 10:00 AM Philadelphia time
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoints Geoffrey Cook and David Clark, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of voting stock of MeetMe, Inc. that the stockholders is/are entitled to vote at the Annual Meeting of Stockholder(s) to be held at 10:00 a.m., Philadelphia time on December 16, 2016, at the offices of Morgan, Lewis & Bockius LLP located at 1701 Market Street, Philadelphia PA 19103 and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein.

If no such direction is made, this proxy will be voted "FOR" all of the nominees in Proposal 1, "FOR" Proposal 2, "FOR" Proposal 3, and "FOR" Proposal 4. If any other business is properly presented at the meeting, this proxy will be voted by the above-named proxies at the direction of the Board of Directors. At the present time, the Board of Directors knows of no other business to be presented at the meeting.

0000302393_2 R1.0.1.29

Continued and to be signed on reverse side